                                                                               .
                                                                               .
                                                                               .

     AIM GLOBAL INCOME FUND            AIM STRATEGIC INCOME FUND
         A PORTFOLIO OF                     A PORTFOLIO OF
  AIM INTERNATIONAL FUNDS, INC.          AIM INVESTMENT FUNDS

                    11 GREENWAY PLAZA, SUITE 100
                     HOUSTON, TEXAS 77046-1173

                                                                  March 31, 2003

Dear Shareholder:

     Enclosed is a combined proxy statement and prospectus seeking approval of two separate proposed fund reorganizations.

     - Shareholders of AIM Global Income Fund ("Global Income") are being asked to approve a proposed combination of Global Income with AIM Income Fund ("Income Fund").

     - Shareholders of AIM Strategic Income Fund ("Strategic Income") are being asked to approve a proposed combination of Strategic Income with Income Fund.

     The investment objectives of Global Income and Strategic Income are similar to that of Income Fund. Income Fund seeks to achieve a high level of current income consistent with reasonable concern for safety of principal. Global Income seeks to provide high current income, with a secondary objective of protection of principal and growth of capital, and Strategic Income seeks to provide high current income with a secondary objective of growth of capital. A I M Advisors, Inc. serves as the investment advisor to each fund.

     Income Fund has generally provided a better return to its shareholders than Strategic Income, and Income Fund's return to shareholders has been comparable to that of Global Income. Income Fund's total expenses are lower than either Global Income or Strategic Income. Income Fund is significantly larger than Global Income and Strategic Income, and the combined assets of the funds may provide a more stable base for management by A I M Advisors, Inc. The accompanying document describes both proposed transactions and compares the investment policies, operating expenses and performance history of Income Fund to both Global Income and Strategic Income, respectively. You should review the enclosed materials carefully.

     Shareholders of Global Income are being asked to approve an Agreement and Plan of Reorganization by and among AIM International Funds, Inc., AIM Investment Securities Funds and A I M Advisors, Inc., that will govern the reorganization of Global Income into Income Fund. Shareholders of Strategic Income are being asked to approve an Agreement and Plan of Reorganization by and among AIM Investment Funds, AIM Investment Securities Funds and A I M Advisors, Inc., that will govern the reorganization of Strategic Income into Income Fund. After careful consideration, the Board of Directors of AIM International Funds, Inc. and the Board of Trustees of AIM Investment Funds, respectively, have unanimously approved the proposals and recommend that you vote FOR the proposals.

     Please fill in, date, sign and return the proxy card in the enclosed envelope which requires no postage if mailed in the United States. If you attend the meeting, you may vote your shares in person. If you expect to attend the meeting in person, or have questions, please notify AIM International Funds, Inc. or AIM Investment Funds by calling 1-800-952-3502.

     Your vote is important. Please take a moment after reviewing the enclosed materials to sign and return your proxy card in the enclosed postage paid return envelope. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Georgeson Shareholder Communications, Inc., reminding you to vote your shares. You may also vote your shares by telephone or on the internet at http://www.aiminvestments.com by following the instructions that appear on the enclosed proxy materials.

                                          Sincerely,

                                          /s/ ROBERT H. GRAHAM

                                          ROBERT H. GRAHAM
                                          Chairman

                             AIM GLOBAL INCOME FUND
                                 A PORTFOLIO OF
                         AIM INTERNATIONAL FUNDS, INC.
                          11 GREENWAY PLAZA, SUITE 100
                           HOUSTON, TEXAS 77046-1173

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 4, 2003

TO THE SHAREHOLDERS OF AIM GLOBAL INCOME FUND:

     NOTICE IS HEREBY GIVEN that a special meeting of shareholders of AIM Global Income Fund ("Global Income"), an investment portfolio of AIM International Funds, Inc. ("AIFI"), will be held at 11 Greenway Plaza, Suite 100, Houston, TX 77046-1173 on June 4, 2003, at 3:00 p.m., Central Time, for the following purposes:

          1. To approve an Agreement and Plan of Reorganization (the "Agreement") by and among AIFI, acting on behalf of Global Income, AIM Investment Securities Funds ("AIS"), acting on behalf of AIM Income Fund ("Income Fund") and A I M Advisors, Inc. The Agreement provides for the combination of Global Income with Income Fund (the "Reorganization"). Pursuant to the Agreement, all of the assets of Global Income will be transferred to Income Fund. Income Fund will assume all of the liabilities of Global Income, and AIS will issue Class A shares of Income Fund to Global Income's Class A shareholders, Class B shares of Income Fund to Global Income's Class B shareholders, and Class C shares of Income Fund to Global Income's Class C shareholders. The value of each Global Income shareholder's account with Income Fund immediately after the Reorganization will be the same as the value of such shareholder's account with Global Income immediately prior to the Reorganization. The Reorganization has been structured as a tax-free transaction. No initial sales charge will be imposed in connection with the Reorganization.

          2. To transact any other business, not currently contemplated, that may properly come before the Special Meeting, in the discretion of the proxies or their substitutes.

     Shareholders of record as of the close of business on March 10, 2003, are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

     SHAREHOLDERS ARE REQUESTED TO PROMPTLY EXECUTE AND RETURN IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY, WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF AIFI. YOU MAY ALSO VOTE YOUR SHARES THROUGH A WEBSITE ESTABLISHED FOR THAT PURPOSE OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY MATERIALS. YOUR VOTE IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE SPECIAL MEETING. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY EXECUTING AND SUBMITTING A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF AIFI OR BY VOTING IN PERSON AT THE SPECIAL MEETING.

                                          /s/ CAROL F. RELIHAN
                                          CAROL F. RELIHAN
                                          Senior Vice President and Secretary

March 31, 2003

                           AIM STRATEGIC INCOME FUND
                                 A PORTFOLIO OF
                              AIM INVESTMENT FUNDS
                          11 GREENWAY PLAZA, SUITE 100
                           HOUSTON, TEXAS 77046-1173

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 4, 2003

TO THE SHAREHOLDERS OF AIM STRATEGIC INCOME FUND:

     NOTICE IS HEREBY GIVEN that a special meeting of shareholders of AIM Strategic Income Fund ("Strategic Income"), an investment portfolio of AIM Investment Funds ("AIF"), will be held at 11 Greenway Plaza, Suite 100, Houston, TX 77046-1173 on June 4, 2003, at 3:00 p.m., Central Time, for the following purposes:

          1. To approve an Agreement and Plan of Reorganization (the "Agreement") by and among AIF, acting on behalf of Strategic Income, AIM Investment Securities Funds ("AIS"), acting on behalf of AIM Income Fund ("Income Fund") and A I M Advisors, Inc. The Agreement provides for the combination of Strategic Income with Income Fund (the "Reorganization"). Pursuant to the Agreement, all of the assets of Strategic Income will be transferred to Income Fund. Income Fund will assume all of the liabilities of Strategic Income, and AIS will issue Class A shares of Income Fund to Strategic Income's Class A shareholders, Class B shares of Income Fund to Strategic Income's Class B shareholders, and Class C shares of Income Fund to Strategic Income's Class C shareholders. The value of each Strategic Income shareholder's account with Income Fund immediately after the Reorganization will be the same as the value of such shareholder's account with Strategic Income immediately prior to the Reorganization. The Reorganization has been structured as a tax-free transaction. No initial sales charge will be imposed in connection with the Reorganization.

          2. To transact any other business, not currently contemplated, that may properly come before the Special Meeting, in the discretion of the proxies or their substitutes.

     Shareholders of record as of the close of business on March 10, 2003, are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

     SHAREHOLDERS ARE REQUESTED TO PROMPTLY EXECUTE AND RETURN IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY, WHICH IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF AIF. YOU MAY ALSO VOTE YOUR SHARES THROUGH A WEBSITE ESTABLISHED FOR THAT PURPOSE OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY MATERIALS. YOUR VOTE IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE SPECIAL MEETING. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY EXECUTING AND SUBMITTING A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF AIF OR BY VOTING IN PERSON AT THE SPECIAL MEETING.

                                          /s/ CAROL F. RELIHAN
                                          CAROL F. RELIHAN
                                          Senior Vice President and Secretary

March 31, 2003


              AIM GLOBAL INCOME FUND                           AIM STRATEGIC INCOME FUND
                  A PORTFOLIO OF                                     A PORTFOLIO OF
          AIM INTERNATIONAL FUNDS, INC.                           AIM INVESTMENT FUNDS
                11 GREENWAY PLAZA                                  11 GREENWAY PLAZA
                    SUITE 100                                          SUITE 100
            HOUSTON, TEXAS 77046-1173                          HOUSTON, TEXAS 77046-1173
            TOLL FREE: (800) 454-0327                          TOLL FREE: (800) 454-0327

                                AIM INCOME FUND
                                 A PORTFOLIO OF
                        AIM INVESTMENT SECURITIES FUNDS
                               11 GREENWAY PLAZA
                                   SUITE 100
                           HOUSTON, TEXAS 77046-1173
                           TOLL FREE: (800) 454-0327

                    COMBINED PROXY STATEMENT AND PROSPECTUS
                             DATED: MARCH 31, 2003

     This document is being furnished in connection with the special meeting of shareholders of AIM Global Income Fund ("Global Income"), an investment portfolio of AIM International Funds, Inc. ("AIFI"), a Maryland corporation (the "Global Income Special Meeting"), and in connection with the special meeting of shareholders of AIM Strategic Income Fund ("Strategic Income"), an investment portfolio of AIM Investment Funds ("AIF"), a Delaware statutory trust (the "Strategic Income Special Meeting" and, together with the Global Income Special Meeting, the "Special Meetings"). The Special Meetings will each be held on June 4, 2003 at 3:00 p.m., Central Time.

     At the Global Income Special Meeting, the shareholders of Global Income are being asked to consider and approve an Agreement and Plan of Reorganization (the "Global Income Agreement") by and among AIFI, acting on behalf of Global Income, AIM Investment Securities Fund ("AIS"), acting on behalf of AIM Income Fund ("Income Fund"), and A I M Advisors, Inc. ("AIM Advisors"). The Global Income Agreement provides for the combination of Global Income with Income Fund (the "Global Income Reorganization"). The Board of Directors of AIFI has unanimously approved the Global Income Agreement and the Global Income Reorganization as being in the best interest of the shareholders of Global Income.

     At the Strategic Income Special Meeting, the shareholders of Strategic Income are being asked to consider and approve an Agreement and Plan of Reorganization (the "Strategic Income Agreement" and, together with the Global Income Agreement, the "Agreements") by and among AIF, acting on behalf of Strategic Income, AIS, acting on behalf of Income Fund, and AIM Advisors. The Strategic Income Agreement provides for the combination of Strategic Income and Income Fund (the "Strategic Income Reorganization" and, together with the Global Income Reorganization, the "Reorganizations"). The Board of Trustees of AIF has unanimously approved the Strategic Income Agreement and the Strategic Income Reorganization as being in the best interest of the shareholders of Strategic Income.

     Income Fund is an investment portfolio of AIS, an open-end, series management investment company. Pursuant to the Agreements, all of the assets of Global Income and Strategic Income will be transferred to Income Fund, Income Fund will assume all of the liabilities of Global Income and Strategic Income, and AIS will issue Class A shares of Income Fund to Global Income's and Strategic Income's Class A shareholders, Class B shares of Income Fund to Global Income's and Strategic Income's Class B shareholders, and Class C shares of Income Fund to Global Income's and Strategic Income's Class C shareholders. The value of each Global Income and Strategic Income shareholder's account with Income Fund immediately after the Reorganizations will be the same as the value of such shareholder's account with Global Income and Strategic Income, respectively, immediately prior to the Reorganizations. The Reorganizations have been structured as tax-free transactions. No initial sales charge will be imposed in connection with the Reorganizations.

     The investment objective of Income Fund is similar to the investment objectives of Global Income and Strategic Income. All three funds' primary investment objective is high current income. Income Fund seeks to achieve high current income consistent with reasonable concern for safety of principal, while Global Income's and Strategic Income's secondary investment objectives are protection of principal and growth of capital, and growth of capital, respectively. All three funds seek to achieve their investment objectives by investing primarily in corporate and government debt securities. See "Comparison of Investment Objectives and Policies."

     This Combined Proxy Statement and Prospectus ("Proxy Statement/Prospectus") sets forth the information that shareholders of Global Income should know before voting on the Global Income Agreement, and the information that shareholders of Strategic Income should know before voting on the Strategic Income Agreement. Shareholders should read and retain this Proxy Statement/Prospectus for future reference.

     The current Prospectus of Global Income dated March 3, 2003 (the "Global Income Prospectus"), as supplemented March 3, 2003, together with the related Statement of Additional Information dated March 3, 2003, and the current Prospectus of Strategic Income, dated March 3, 2003, (the "Strategic Income Prospectus"), as supplemented March 3, 2003, together with the related Statement of Additional Information also dated March 3, 2003, are on file with the Securities and Exchange Commission (the "SEC") and are incorporated by reference herein. The Prospectus of Income Fund dated December 2, 2002 (the "Income Fund Prospectus"), and the related Statement of Additional Information dated December 2, 2002, as supplemented January 24, 2003 and February 14, 2003, have also been filed with the SEC and are incorporated by reference herein. A copy of the Income Fund Prospectus is attached as Appendix III to this Proxy Statement/Prospectus. The SEC maintains a website at http://www.sec.gov that contains the prospectuses and statements of additional information described above, material incorporated by reference, and other information about AIF, AIFI and AIS. These documents are also available without charge by writing to A I M Fund Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739, or by calling 1-800-454-0327. Additional information about Strategic Income and Income Fund may also be obtained on the internet at http://www.aiminvestments.com.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
                              EXCHANGE COMMISSION
   NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR
                                ADEQUACY OF THIS
  PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
                                    OFFENSE.

(AIM INVESTMENTS LOGO APPEARS HERE)
--Servicemark--

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
INTRODUCTION................................................    1
SYNOPSIS....................................................    2
  The Reorganizations.......................................    2
  Reasons for the Reorganizations...........................    2
  Comparison of Income Fund, Global Income and Strategic
     Income.................................................    4
RISK FACTORS................................................   11
  Comparative Risks.........................................   11
  Risks Associated with Income Fund.........................   12
COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES............   12
  Investment Objectives of Income Fund, Global Income and
     Strategic Income.......................................   12
  Investment Policies of Income Fund........................   13
  Investment Policies of Global Income......................   13
  Investment Policies of Strategic Income...................   13
  Income Fund Portfolio Management..........................   14
  Management's Discussion and Analysis of Performance.......   14
FINANCIAL HIGHLIGHTS........................................   15
ADDITIONAL INFORMATION ABOUT THE AGREEMENTS.................   18
  Terms of the Reorganizations..............................   18
  The Reorganizations.......................................   18
  Board Considerations......................................   18
  Other Terms...............................................   21
  Federal Income Tax Consequences...........................   21
  Accounting Treatment......................................   22
ADDITIONAL INFORMATION ABOUT INCOME FUND AND STRATEGIC
  INCOME....................................................   22
RIGHTS OF SHAREHOLDERS......................................   23
  General...................................................   23
  Liability of Shareholders.................................   23
  Election of Directors/Trustees; Terms.....................   24
  Removal of Directors/Trustees.............................   24
  Meetings of Shareholders..................................   24
  Liability of Directors/Trustees and Officers;
     Indemnification........................................   24
  Termination...............................................   25
  Voting Rights of Shareholders.............................   25
  Dissenters' Rights........................................   25
  Amendments to Organization Documents......................   25

                                                              PAGE
                                                              ----
OWNERSHIP OF GLOBAL INCOME, STRATEGIC INCOME AND INCOME FUND
  SHARES....................................................   26
  Significant Holders.......................................   26
  Share Ownership by Executive Officers and
     Directors/Trustees.....................................   27
CAPITALIZATION..............................................   28
LEGAL MATTERS...............................................   29
INFORMATION FILED WITH THE SECURITIES AND EXCHANGE
  COMMISSION................................................   29

APPENDIX I.....Agreement and Plan of Reorganization for Global Income and Income
Fund

APPENDIX II........Agreement and Plan of Reorganization for Strategic Income and
Income Fund

APPENDIX III...........................................Prospectus of Income Fund

APPENDIX IV.....................Income Fund Discussion & Analysis of Performance

     The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM LINK, AIM Institutional Funds, aimfunds.com, Invest with DISCIPLINE, Invierta con DISCIPLINA, La Familia AIM de Fondos, and La Familia AIM de Fondos and Design are registered service marks, and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design, AIM Investments, AIM Investments and Design, myaim.com, The AIM College Savings Plan, AIM Solo 401(k) and AIM Lifetime America are service marks of A I M Management Group Inc.

     No dealer, salesperson or any other person has been authorized to give any information or to make any representation other than those contained in this prospectus, and you should not rely on such other information or representations.

                                  INTRODUCTION

     This Proxy Statement/Prospectus is furnished in connection with the solicitation of proxies by the Board of Directors of AIFI and the Board of Trustees of AIF for use at special meetings of shareholders to be held at 11 Greenway Plaza, Suite 100, Houston, TX 77046-1173, on June 4, 2003, at 3:00 p.m., Central Time (such meetings and any adjournments thereof are referred to as the "Special Meetings").

     All properly executed and unrevoked proxies received in time for the Special Meetings will be voted in accordance with the instructions contained therein. If no instructions are given, shares represented by proxies will be voted FOR the proposals to approve the Agreements and in accordance with management's recommendation on other matters.

     The presence in person or by proxy of Global Income stockholders entitled to cast thirty-three and one-third percent (33 1/3%) of all votes entitled to be cast at the Global Income Special Meeting shall constitute a quorum. Approval of the Global Income Agreement requires the affirmative vote of the majority of shares cast at the Global Income Special Meeting.

     The presence in person or by proxy of one-third of the issued and outstanding shares of beneficial interest of Strategic Income will constitute a quorum at the Strategic Income Special Meeting. Approval of the Strategic Income Agreement requires the affirmative vote of the majority of shares cast at the Strategic Income Meeting.

     It is not a condition to consummation of the Global Income Reorganization that Strategic Income shareholders approve the Strategic Income Reorganization. Nor is it a condition to consummation of the Strategic Income Reorganization that Global Income shareholders approve the Global Income Reorganization.

     Abstentions and broker non-votes will be counted as shares present at the Special Meetings for quorum purposes, but will not be considered votes cast at the Special Meetings. Broker non-votes arise from a proxy returned by a broker holding shares for a customer which indicates that the broker has not been authorized by the customer to vote on a proposal. Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of AIFI or AIF, as the case may be. In addition, although mere attendance at a Special Meeting will not revoke a proxy, a shareholder present at a Special Meeting may withdraw his proxy and vote in person. Shareholders may also transact any other business not currently contemplated that may properly come before the Special Meetings in the discretion of the proxies or their substitutes.

     Shareholders of record as of the close of business on March 10, 2003 (the "Record Date"), are entitled to vote at the Special Meetings. On the Record Date, there were 12,790,500.46 Class A shares, 3,351,057.74 Class B shares, and 438,508.63 Class C shares of Global Income outstanding, and 9,629,319.98 Class A shares, 3,029,870.51 Class B shares, and 318,864.31 Class C shares of Strategic Income outstanding. Each share is entitled to one vote for each full share held, and a fractional vote for a fractional share held.

     AIFI and AIF have engaged the services of Georgeson Shareholder Communications, Inc. ("GSC") to assist in the solicitation of proxies for the Special Meetings. AIFI and AIF expect to solicit proxies principally by mail, but AIFI, AIF or GSC may also solicit proxies by telephone, facsimile or personal interview. AIFI's and AIF's officers will not receive any additional or special compensation for any such solicitation. The cost of shareholder solicitation for Global Income is anticipated to be $15,450, and for Strategic Income is anticipated to be approximately $11,450. Global Income, Strategic Income and Income Fund will bear their own costs and expenses incurred in connection with the Reorganizations. However, AIM Advisors has agreed to reimburse expenses and waive certain of its fees so that specified expense caps for Global Income and Strategic Income are not exceeded. As a result, AIM Advisors will effectively bear all of the expenses associated with the Reorganization for Global Income and Strategic Income.

     AIFI and AIF intend to mail this Proxy Statement/Prospectus and the accompanying proxy on or about March 31, 2003.

                                    SYNOPSIS

THE REORGANIZATIONS

     The Reorganizations will result in the combination of Global Income and Strategic Income with Income Fund. Global Income is a portfolio of AIFI, a Maryland corporation, Strategic Income is a portfolio of AIF, a Delaware statutory trust, and Income Fund is a portfolio of AIS, a Delaware statutory trust.

     If shareholders of Global Income and Strategic Income approve the Global Income Agreement and the Strategic Income Agreement, respectively, and other closing conditions are satisfied, all of the assets of Global Income and Strategic Income will be transferred to Income Fund, Income Fund will assume all of the liabilities of Global Income and Strategic Income, and AIS will issue Class A shares of Income Fund to Global Income and Strategic Income Class A shareholders, Class B shares of Income Fund to Global Income and Strategic Income Class B shareholders, and Class C shares of Income Fund to Global Income and Strategic Income Class C shareholders. The shares of Income Fund issued in the Global Income Reorganization will have an aggregate net asset value equal to the value of the net assets of Global Income transferred to Income Fund and the shares of Income Fund issued in the Strategic Income Reorganization will have an aggregate net asset value equal to the value of the net assets of Strategic Income transferred to Income Fund. The value of each shareholder's account with Income Fund immediately after the Reorganizations will be the same as the value of such shareholder's account with Global Income or Strategic Income, as the case may be, immediately prior to the Reorganizations. A copy of the Global Income Agreement is attached as Appendix I, and a copy of the Strategic Income Agreement is attached as Appendix II, to this Proxy Statement/Prospectus. See "Additional Information About the Agreements" below.

     Global Income and Strategic Income will each receive an opinion of Ballard Spahr Andrews & Ingersoll, LLP, to the effect that the Global Income Reorganization and the Strategic Income Reorganization, respectively, will constitute a tax-free reorganization for Federal income tax purposes. Thus, shareholders will not have to pay additional Federal income tax as a result of the Reorganizations. See "Additional Information About the Agreements -- Federal Income Tax Consequences" below.

REASONS FOR THE REORGANIZATIONS

  GLOBAL INCOME

     The Board of Directors of AIFI, including the independent directors, has determined that the reorganization of Global Income into Income Fund is in the best interests of Global Income and its shareholders and that the interests of the shareholders of Global Income will not be diluted as a result of the Global Income Reorganization.

     In evaluating the proposed Reorganization, the Board of Directors considered a number of factors, including:

     - The investment objective and principal investment strategies of the funds.

     - The comparative expenses and performance of the two funds.

     - The consequences of the Reorganization for Federal income tax purpose.

     - Any fees or expenses that will be borne directly or indirectly by the fund in connection with the Reorganization.

     Although Global Income and Income Fund have different investment policies, there is significant overlap in the securities held by the two funds. At December 31, 2002, 89% of the total net assets of Global Income were invested in securities also held by Income Fund.

     The Board of Directors noted that Income Fund has generally provided relatively comparable total return to its shareholders as Global Income. The Board of Directors also noted that the expenses of Global Income, expressed as a percentage of assets, are higher than those of Income Fund, both before and after fee waivers by AIM Advisors. Before fee waivers and expense reimbursements, the total operating expenses of Global Income are higher than those of Income Fund by 73 basis points for Class A shares and by 48 basis points for Class B and C shares.

     The Reorganization will be tax-free for Federal income tax purposes, and Global Income will receive an opinion of counsel of Ballard Spahr Andrews & Ingersoll, LLP to that effect prior to the completion of the Reorganization. Each fund will bear its own expenses in connection with the transaction. Because the total operating expenses of Global Income currently exceed the limitations agreed to by AIM Advisors, the expenses incurred by Global Income in connection with the preparation of this Proxy Statement/ Prospectus and the solicitation of proxies will effectively be borne by AIM Advisors.

     For additional information concerning the deliberations of the Board of Trustees on the Plan of Reorganization see "Additional Information About the Agreements -- Board Considerations."

  STRATEGIC INCOME

     The Board of Trustees of AIF, including the independent trustees, determined that the reorganization of Strategic Income into Income Fund is in the best interests of Strategic Income and its shareholders and that the interests of the shareholders of Strategic Income will not be diluted as a result of the Strategic Income Reorganization.

     In evaluating the proposed Reorganization, the Board of Trustees considered a number of factors, including:

     - The investment objective and principal investment strategies of the funds.

     - The comparative expenses and performance of the two funds.

     - The consequences of the Reorganization for Federal income tax purposes.

     - Any fees or expenses that will be borne directly or indirectly by the fund in connection with the Reorganization.

     Although Strategic Income and Income Fund have different investment policies, there is significant overlap in the securities held by the two funds. At December 31, 2002, 78% of the total net assets of Strategic Income were invested in securities also held by Income Fund.

     The Board of Trustees noted that Income Fund has generally provided a higher long-term return to its shareholders than Strategic Income. The Board of Trustees also noted that the expenses of Strategic Income, expressed as a percentage of assets, are higher than those of Income Fund, both before and after fee waivers and expense reimbursements by AIM Advisors. Before fee waivers and expense reimbursements, the total operating expenses of Strategic Income are higher than those of Income Fund by 67 basis points for Class A shares and by 57 basis points for Class B and C shares.

     The Reorganization will be tax-free for Federal income tax purposes, and Strategic Income will receive an opinion of counsel of Ballard Spahr Andrews & Ingersoll, LLP to that effect prior to the completion of the Reorganization. Each fund will bear its own expenses in connection with the transaction. Because the total operating expenses of Strategic Income currently exceed the limitations agreed to by AIM Advisors, the expenses incurred by Strategic Income in connection with the preparation of this Proxy Statement/Prospectus and the solicitation of proxies will effectively be borne by AIM Advisors.

     For additional information concerning the deliberations of the Board of Trustees on the Plan of Reorganization see "Additional Information About the Agreements -- Board Considerations."

COMPARISON OF INCOME FUND, GLOBAL INCOME AND STRATEGIC INCOME

  INVESTMENT OBJECTIVE AND POLICIES

     The investment objective of Income Fund is a high level of current income consistent with reasonable concern for safety of principal. Income Fund seeks to achieve its investment objective by investing primarily in fixed-rate corporate debt and U.S. and non-U.S. Government obligations. The fund may invest up to 40% of its total assets in foreign securities. The fund may invest up to 35% of its net assets in lower-quality debt securities, i.e., "junk bonds" and unrated debt securities deemed by the portfolio managers to be of comparable quality. The fund may also invest in preferred stock issues and convertible corporate debt.

     The investment objective of Global Income is high current income and its secondary objective is protection of principal and growth of capital. Global Income seeks to meet its investment objective by investing at least 65% of its total assets in government and non-convertible corporate debt securities, both foreign and domestic, including securities issued by governments and companies in developed countries such as the United States, the countries of Western Europe, Canada, Japan, Australia and New Zealand. The fund may also invest up to 20% of its total assets in securities of issuers located in developing countries, i.e., those that are in the initial stages of their industrial cycles. The fund will normally invest in the securities of companies located in at least four different countries, including the United States, and will normally maintain at least 20% of its total assets in securities of U.S. issuers. The fund may invest up to 10% of its total assets in common stocks, preferred stocks and similar equity securities of foreign and domestic issuers and up to 10% of its total assets in convertible debt securities of foreign and domestic issuers. The fund may also invest up to 35% of its total assets in lower-quality debt securities, i.e., "junk bonds."

     The investment objective of Strategic Income is high current income and its secondary objective is growth of capital. Strategic Income seeks to meet its investment objective by investing primarily in debt securities, including mortgage-backed and asset-backed securities of issuers in the United States and developed and developing countries, i.e., those that are in the initial stages of their industrial cycles. The fund normally invests at least 35% of its total assets in U.S. and foreign debt and other fixed income securities that are either rated at least investment grade by Moody's Investors Service, Inc. or Standard and Poor's (rated in the four highest ratings categories by Moody's or S&P), or the fund's portfolio managers believe to be of comparable quality. The fund may invest up to 65% of its total assets in debt securities that are rated below investment grade by such agencies or that the fund's portfolio managers believe to be of comparable quality, i.e., "junk bonds." The fund may also invest up to 35% of its total assets in equity securities. The fund may invest a significant portion of its assets in the securities of U.S. issuers.

  INVESTMENT ADVISORY SERVICES

     AIM Advisors serves as investment adviser to Income Fund, Global Income and Strategic Income.

  PERFORMANCE

     Average annual total returns for the periods indicated for Class A shares of Income Fund, Global Income and Strategic Income, including sales charges, are shown below. Past performance cannot guarantee comparable future results.

INCOME FUND CLASS A SHARES(1)
(FOR THE PERIOD ENDED DECEMBER 31, 2002)                      1-YEAR   5-YEAR   10-YEAR
----------------------------------------                      ------   ------   -------
Return Before Taxes.........................................  -2.54     0.31     4.91
Return After Taxes on Distributions.........................  -4.83    -2.29     2.02
Return After Taxes on Distributions and Sale of Fund
  Shares....................................................  -1.60    -1.02     2.50
Lehman Bros. Aggregate Bond Index(2) (reflects no deductions
  for fees, expenses or taxes)..............................  10.25     7.55     7.51

---------------

(1) Inception date for Class A Shares is May 3, 1968.

(2) The Lehman Bros. Aggregate Bond Index is an unmanaged index generally considered representative of treasury issues, agency issues, corporate bond issues and mortgage-backed securities.

GLOBAL INCOME CLASS A SHARES(1)
(FOR THE PERIOD ENDED DECEMBER 31, 2002)                 1-YEAR   5-YEAR   SINCE INCEPTION
----------------------------------------                 ------   ------   ---------------
Return Before Taxes....................................  -1.80     0.81         4.85
Return After Taxes on Distributions....................  -4.05    -1.20         2.29
Return After Taxes on Distributions and Sale of Fund
  Shares...............................................  -1.16    -0.35         2.61
Salomon Brothers World Gov't Bond Index(2) (reflects no
  deductions for fees, expenses or taxes)..............  19.49     5.82         6.27(3)

---------------

(1) Inception date for Class A Shares is September 15, 1994.

(2) The Salomon Brothers World Government Bond Index includes all fixed-rate bonds with a remaining maturity of one year or longer and with amounts outstanding of at least the equivalent of US $125 million. The index measures the performance of the domestic government bond markets in fourteen countries combined.

(3) The average annual total return is given since August 31, 1994, the date closest to the inception date of Global Income Class A shares.

STRATEGIC INCOME CLASS A SHARES(1)
(FOR THE PERIOD ENDED DECEMBER 31, 2002)                      1-YEAR   5-YEAR   10-YEAR
----------------------------------------                      ------   ------   -------
Return Before Taxes.........................................  -6.94    -2.55     4.25
Return After Taxes on Distributions.........................  -9.69    -5.04     1.26
Return After Taxes on Distributions and Sale of Fund
  Shares....................................................  -4.28    -3.15     1.97
Lehman Bros. Aggregate Bond Index(2) (reflects no deductions
  for fees, expenses or taxes)..............................  10.25     7.55     7.51

---------------

(1) Inception date for Class A Shares is March 29, 1988.

(2) The Lehman Bros. Aggregate Bond Index is an unmanaged index generally considered representative of treasury issues, agency issues, corporate bond issues and mortgage-backed securities.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the input of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown above are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B and C will vary.

  EXPENSES

     A comparison of annual operating expenses expressed as a percentage of net assets ("Expense Ratio"), based on the fiscal year ended October 31, 2002 for the Class A, Class B and Class C shares of Global Income and for the fiscal year ended July 31, 2002 for the Class A, Class B and Class C shares of Income Fund, are shown below. Pro forma estimated Expense Ratios of Income Fund giving effect to the Global Income Fund Reorganization are also provided as of July 31, 2002.

                                                                                             AIM INCOME FUND
                             AIM GLOBAL INCOME FUND            AIM INCOME FUND             PRO FORMA ESTIMATED
                           ---------------------------   ---------------------------   ---------------------------
                           CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                           SHARES    SHARES    SHARES    SHARES    SHARES    SHARES    SHARES    SHARES    SHARES
                           -------   -------   -------   -------   -------   -------   -------   -------   -------
SHAREHOLDER TRANSACTION
  EXPENSES
Maximum sales load
  imposed on purchase of
  shares (as a percentage
  of offering price).....    4.75%    None      None       4.75%    None      None       4.75%    None      None
Deferred Sales Load (as a
  percentage of original
  purchase price or
  redemption proceeds, as
  applicable)............    None(1)  5.00%     1.00%      None(1)  5.00%     1.00%      None(1)  5.00%     1.00%
ANNUAL OPERATING EXPENSES
  (AS A % OF NET
  ASSETS)(2)
Management fees..........    0.70%    0.70%     0.70%      0.43%    0.43%     0.43%      0.41%    0.41%     0.41%
Distribution and/or
  Service (12b-1) fees...    0.50%    1.00%     1.00%      0.25%    1.00%     1.00%      0.25%    1.00%     1.00%
Other expenses(3)........    0.49%    0.49%     0.49%      0.28%    0.28%     0.28%      0.31%    0.31%     0.31%
                           ------     ----      ----     ------     ----      ----     ------     ----      ----
    Total fund operating
      expenses...........    1.69%    2.19%     2.19%      0.96%    1.71%     1.71%      0.97%    1.72%     1.72%
Fee waiver(4)(5).........    0.19%    0.19%     0.19%      0.00%    0.00%     0.00%      0.00%    0.00%     0.00%
                           ------     ----      ----     ------     ----      ----     ------     ----      ----
Net expenses.............    1.50%    2.00%     2.00%      0.96%    1.71%     1.71%      0.97%    1.72%     1.72%
                           ======     ====      ====     ======     ====      ====     ======     ====      ====

---------------

(1) If you buy $1,000,000 or more of Class A shares and redeem those shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.

(2) There is no guarantee that actual expenses will be the same as those shown in the table.

(3) Other expenses have been restated to reflect expense arrangements in effect as of March 4, 2002.

(4) Fee waiver has been restated to reflect current agreement. The investment advisor has contractually agreed to waive fees and/or reimburse expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) for Class A, Class B and Class C shares of Global Income to the extent necessary to limit the Total Annual Fund Operating Expenses of Class A shares to 1.50% (e.g. if AIM waives 0.19% of Class A expenses, AIM will also waive 0.19% of Class B and Class C shares expenses).

(5) Further, the advisor has agreed to waive fees and/or reimburse expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) for Class A, Class B and Class C shares of Global Income to the extent necessary to limit the Total Annual Fund Operating Expenses of Class A shares to 1.25% (e.g. if AIM waives an additional 0.25% of Class A expenses, AIM will also waive an additional 0.25% of

    Class B and Class C share expenses). This agreement may be terminated at any time. Total Annual Fund Operating Expenses net of waivers and reimbursements for the fiscal year ended October 31, 2002 for Class A, Class B and Class C shares were 1.25%, 1.75% and 1.75%, respectively.

     A comparison of annual operating expenses expressed as a percentage of net assets ("Expense Ratio"), based on the fiscal year ended October 31, 2002 for the Class A, Class B and Class C shares of Strategic Income and for the fiscal year ended July 31, 2002 for the Class A, Class B and Class C shares of Income Fund are shown below. Pro forma estimated Expense Ratios of Income Fund for period ending July 31, 2002 giving effect to the Strategic Income Reorganization are also provided.

                                                                                                            AIM INCOME FUND
                                           AIM STRATEGIC INCOME FUND          AIM INCOME FUND             PRO FORMA ESTIMATED
                                          ---------------------------   ---------------------------   ---------------------------
                                          CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                                          SHARES    SHARES    SHARES    SHARES    SHARES    SHARES    SHARES    SHARES    SHARES
                                          -------   -------   -------   -------   -------   -------   -------   -------   -------
SHAREHOLDER TRANSACTION EXPENSES
Maximum sales load imposed on purchase
  of shares (as a percentage of offering
  price)................................   4.75%     None      None      4.75%     None      None      4.75%     None      None
Deferred Sales Load (as a percentage of
  original purchase price or redemption
  proceeds, as applicable)..............   None(1)   5.00%     1.00%     None(1)   5.00%     1.00%     None(1)   5.00%     1.00%
ANNUAL OPERATING EXPENSES (AS A % OF NET
  ASSETS)(2)
Management fees.........................   0.73%     0.73%     0.73%     0.43%     0.43%     0.43%     0.41%     0.41%     0.41%
Distribution and/or Service (12b-1)
  fees..................................   0.35%     1.00%     1.00%     0.25%     1.00%     1.00%     0.25%     1.00%     1.00%
Other expenses..........................   0.55%     0.55%     0.55%     0.28%     0.28%     0.28%     0.31%     0.31%     0.31%
                                           ----      ----      ----      ----      ----      ----      ----      ----      ----
  Total fund operating expenses.........   1.63%     2.28%     2.28%     0.96%     1.71%     1.71%     0.97%     1.72%     1.72%
Fee waiver(3)...........................   0.13%     0.13%     0.13%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%
                                           ----      ----      ----      ----      ----      ----      ----      ----      ----
Net expenses............................   1.50%     2.15%     2.15%     0.96%     1.71%     1.71%     0.97%     1.72%     1.72%
                                           ====      ====      ====      ====      ====      ====      ====      ====      ====

---------------

(1) If you buy $1,000,000 or more of Class A shares and redeem those shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.

(2) Other expenses have been restated to reflect expense arrangements in effect as of March 4, 2002. There is no guarantee that actual expenses will be the same as those shown in the table.

(3) Fee waiver has been restated to reflect current agreement. The investment advisor has contractually agreed to limit Total Annual Fund Operating Expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) for Class A, Class B and Class C shares to 1.50%, 2.15% and 2.15%, respectively. Further, the advisor has agreed to limit Total Annual Fund Operating Expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) for Class A, Class B and Class C shares to 1.05%, 1.70% and 1.70%. This limitation may be terminated at any time. Total Annual Fund Operating Expenses net of waivers and reimbursements for the fiscal year ended October 31, 2002 for Class A, Class B and Class C shares were 1.05%, 1.70% and 1.70%, respectively.

     The following table provides pro forma estimated Expense Ratios of Income Fund giving effect to the Global Income Reorganization and the Strategic Income Reorganization. The expense ratios for Global Income and Strategic Income in the table below are based on their fiscal year ended October 31, 2002, and the expense ratios for Income Fund and the pro forma estimated expense ratios are based on the fiscal year ended July 31, 2002.

                         AIM GLOBAL INCOME FUND       AIM STRATEGIC INCOME FUND          AIM INCOME FUND
                       ---------------------------   ---------------------------   ---------------------------
                       CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                       SHARES    SHARES    SHARES    SHARES    SHARES    SHARES    SHARES    SHARES    SHARES
                       -------   -------   -------   -------   -------   -------   -------   -------   -------
ANNUAL OPERATING
  EXPENSES (AS A % OF
  NET ASSETS)
Management fees......   0.70%     0.70%     0.70%     0.73%     0.73%     0.73%     0.43%     0.43%     0.43%
Distribution and/or
  Service (12b-1)
  fees...............   0.50%     1.00%     1.00%     0.35%     1.00%     1.00%     0.25%     1.00%     1.00%
Other expenses.......   0.49%     0.49%     0.49%     0.55%     0.55%     0.55%     0.28%     0.28%     0.28%
                        ----      ----      ----      ----      ----      ----      ----      ----      ----
  Total fund
    operating
    expenses.........   1.69%     2.19%     2.19%     1.63%     2.28%     2.28%     0.96%     1.71%     1.71%
Fee waiver(1)(2).....   0.19%     0.19%     0.19%     0.13%     0.13%     0.13%     0.00%     0.00%     0.00%
                        ----      ----      ----      ----      ----      ----      ----      ----      ----
Net expenses.........   1.50%     2.00%     2.00%     1.50%     2.15%     2.15%     0.96%     1.71%     1.71%
                        ====      ====      ====      ====      ====      ====      ====      ====      ====

                             AIM INCOME FUND
                           PRO FORMA ESTIMATED
                       ---------------------------
                       CLASS A   CLASS B   CLASS C
                       SHARES    SHARES    SHARES
                       -------   -------   -------
ANNUAL OPERATING
  EXPENSES (AS A % OF
  NET ASSETS)
Management fees......   0.40%     0.40%     0.40%
Distribution and/or
  Service (12b-1)
  fees...............   0.25%     1.00%     1.00%
Other expenses.......   0.32%     0.32%     0.32%
                        ----      ----      ----
  Total fund
    operating
    expenses.........   0.97%     1.72%     1.72%
Fee waiver(1)(2).....   0.00%     0.00%     0.00%
                        ----      ----      ----
Net expenses.........   0.97%     1.72%     1.72%
                        ====      ====      ====

---------------

(1) For Global Income, fee waiver has been restated to reflect current agreement. The investment advisor has contractually agreed to waive fees and/or reimburse expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) for Class A, Class B and Class C shares of Global Income to the extent necessary to limit the Total Annual Fund Operating Expenses of Class A shares to 1.50% (e.g. if AIM waives 0.19% of Class A expenses, AIM will also waive 0.19% of Class B and Class C shares expenses). Further, the advisor has agreed to waive fees and/or reimburse expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) for Class A, Class B and Class C shares of Global Income to the extent necessary to limit the Total Annual Fund Operating Expenses of Class A shares to 1.25% (e.g. if AIM waives an additional 0.25% of Class A expenses, AIM will also waive an additional 0.25% of Class B and Class C share expenses). This agreement may be terminated at any time. Total Annual Fund Operating Expenses net of waivers and reimbursements for the fiscal year ended October 31, 2002 for Class A, Class B and Class C shares were 1.25%, 1.75% and 1.75%, respectively.

(2) For Strategic Income, fee waiver has been restated to reflect current agreement. The investment advisor has contractually agreed to limit Total Annual Fund Operating Expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) for Class A, Class B and Class C shares of Strategic Income to 1.50%, 2.15% and 2.15%, respectively. Further, the advisor has agreed to limit Total Annual Fund Operating Expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) for Class A, Class B and Class C shares of Strategic Income to 1.05%, 1.70% and 1.70%. This limitation may be terminated at any time. Total Annual Fund Operating Expenses net of waivers and reimbursements for the fiscal year ended October 31, 2002 for Class A, Class B and Class C shares were 1.05%, 1.70% and 1.70%, respectively.

  HYPOTHETICAL EXAMPLE OF EFFECT OF EXPENSES

     An investor would have directly or indirectly paid the following expenses on a $10,000 investment under the existing and estimated fees and expenses stated above, assuming a 5% annual return. The example also assumes that the fund's gross operating expenses remain the same. To the extent fees are waived, the expenses will be lower.

                                                        ONE    THREE    FIVE     TEN
                                                        YEAR   YEARS   YEARS    YEARS
                                                        ----   -----   ------   ------
AIM GLOBAL INCOME FUND
  Class A shares(1)...................................  $639   $982    $1,349   $2,378
  Class B shares:
     Assuming complete redemption at end of
       period(2)......................................  $722   $985    $1,375   $2,397
     Assuming no redemption...........................  $222   $685    $1,175   $2,397
  Class C shares:
     Assuming complete redemption at end of
       period(2)......................................  $322   $685    $1,175   $2,524
     Assuming no redemption...........................  $222   $685    $1,175   $2,524
AIM INCOME FUND
  Class A shares(1)...................................  $568   $766    $  981   $1,597
  Class B shares:
     Assuming complete redemption at end of
       period(2)......................................  $674   $839    $1,128   $1,821
     Assuming no redemption...........................  $174   $539    $  928   $1,821
  Class C shares:
     Assuming complete redemption at end of
       period(2)......................................  $274   $539    $  928   $2,019
     Assuming no redemption...........................  $174   $539    $  928   $2,019
COMBINED FUND
  Class A shares(1)...................................  $569   $769    $  986   $1,608
  Class B shares:
     Assuming complete redemption at end of
       period(2)......................................  $675   $842    $1,133   $1,831
     Assuming no redemption...........................  $175   $542    $  933   $1,831
  Class C shares:
     Assuming complete redemption at end of
       period(2)......................................  $275   $542    $  933   $2,030
     Assuming no redemption...........................  $175   $542    $  933   $2,030

---------------

(1) Assumes payment of maximum sales charge by the investor.

(2) Assumes payment of the applicable CDSC.

                                                      ONE    THREE     FIVE     TEN
                                                      YEAR   YEARS    YEARS    YEARS
                                                      ----   ------   ------   ------
AIM STRATEGIC INCOME FUND
  Class A shares(1).................................  $633   $  965   $1,319   $2,316
  Class B shares:
     Assuming complete redemption at end of
       period(2)....................................  $731   $1,012   $1,420   $2,453
     Assuming no redemption.........................  $231   $  712   $1,220   $2,453
  Class C shares:
     Assuming complete redemption at end of
       period(2)....................................  $331   $  712   $1,220   $2,615
     Assuming no redemption.........................  $231   $  712   $1,220   $2,615
AIM INCOME FUND
  Class A shares(1).................................  $568   $  766   $  981   $1,597
  Class B shares:
     Assuming complete redemption at end of
       period(2)....................................  $674   $  839   $1,128   $1,821
     Assuming no redemption.........................  $174   $  539   $  928   $1,821
  Class C shares:
     Assuming complete redemption at end of
       period(2)....................................  $274   $  539   $  928   $2,019
     Assuming no redemption.........................  $174   $  539   $  928   $2,019
COMBINED FUND
  Class A shares(1).................................  $569   $  769   $  986   $1,608
  Class B shares:
     Assuming complete redemption at end of
       period(2)....................................  $675   $  842   $1,133   $1,831
     Assuming no redemption.........................  $175   $  542   $  933   $1,831
  Class C shares:
     Assuming complete redemption at end of
       period(2)....................................  $275   $  542   $  933   $2,030
     Assuming no redemption.........................  $175   $  542   $  933   $2,030

---------------

(1) Assumes payment of maximum sales charge by the investor.

(2) Assumes payment of the applicable CDSC.

     The "Hypothetical Examples" are not a representation of past or future expenses. The funds' actual expenses, and an investor's direct and indirect expenses, may be more or less than those shown. The table and the assumption in the example of a 5% annual return are required by regulations of the SEC applicable to all mutual funds. The 5% annual return is not a prediction of and does not represent the funds' projected or actual performance.

     The actual expenses attributable to each class of a fund's shares will depend upon, among other things, the level of average net assets and the extent to which a fund incurs variable expenses, such as transfer agency costs.

  SALES CHARGES

     No sales charges are applicable to shares of Income Fund received in connection with the Reorganization.

     Class A shares of Income Fund, Global Income and Strategic Income are sold at net asset value plus an initial sales charge of 4.75%. Class B Shares of Income Fund, Global Income and Strategic Income are offered at net asset value, without an initial sales charge, and are subject to a maximum contingent deferred sales charge of 5.00% on certain redemptions made within six years from the date such shares were purchased. Class C Shares of Income Fund, Global Income and Strategic Income are offered at net asset value, without an initial sales charge, and are subject to a maximum contingent deferred sales charge of 1.00% on certain redemptions made within one year from the date such shares were purchased.

     Income Fund pays a fee in the amount of 0.25% of the average daily net assets of Class A shares to AIM Distributors for distribution services. Global Income and Strategic Income pay a fee in the amount of 0.35% of average daily net assets of their Class A shares to AIM Distributors for distribution services. Income Fund, Global Income and Strategic Income pay AIM Distributors fees at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares and Class C shares for distribution services. For more information, see the discussion under the heading "Shareholder Information-Distribution and Service (12b-1) Fees" in the Income Fund Prospectus attached as Appendix III to this Proxy Statement/Prospectus.

  DISTRIBUTION; PURCHASE, EXCHANGE AND REDEMPTION

     Shares of Income Fund, Global Income and Strategic Income are distributed by AIM Distributors. Purchase and redemption procedures are the same for all three funds. Generally, shares of each fund may be exchanged for shares of other funds within The AIM Family of Funds(R) of the same class.

  FURTHER INFORMATION

     Additional information concerning Income Fund is contained in this Proxy Statement/Prospectus and in the current prospectus for Income Fund that is attached hereto as Appendix III. Further information concerning Global Income and Strategic Income can be found in each fund's prospectus which have been made part of this Proxy Statement/Prospectus by reference. See the cover page for information on how to receive further information.

                                  RISK FACTORS

COMPARATIVE RISKS

     Income Fund, Global Income and Strategic Income all seek to achieve their investment objectives by investing primarily in corporate debt and U.S. and non-U.S. Government obligations. As a result, the risks of investing in the funds are similar.

     Global Income emphasizes investments in securities issued by governments and companies in developed countries such as the United States, the countries of Western Europe, Canada, Japan, Australia and New Zealand, but may invest up to 20% of its total assets in securities of issuers located in developing countries, i.e., those that are in the initial stages of their industrial cycles. The fund will normally invest in the securities of companies located in at least four different countries, but will normally maintain at least 20% of its total assets in securities of U.S. issuers. Although Income Fund may invest in foreign debt securities, it may only invest up to 40% of its total assets in foreign securities. Accordingly, Income Fund may not be subject to the potential risks and benefits to which Global Income may be subject as a result of a broad exposure to foreign securities. Global Income's potentially greater exposure to foreign markets may provide greater geographical diversification that could provide some protection against risk of loss in times of declining domestic markets. However, investments in emerging or developing markets may be subject to volatility because, in general, these countries' economies are less developed, their political structures are less stable and their financial markets are less liquid than more developed nations.

     Strategic Income may invest up to 65% of its total assets in debt securities that are rated below investment grade by Moody's Investors Services, Inc. or Standard & Poor's. Income Fund, on the other hand, may invest up to 35% of its net assets in lower quality debt securities, i.e., "junk bonds." Strategic Income's potentially greater exposure to junk bonds may make it less susceptible to interest rate increases because junk bonds are generally less sensitive to interest rate fluctuations than higher quality bonds. However, compared to higher quality bonds, junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. Junk bonds are generally more volatile than higher quality debt securities because of price fluctuations in short periods of time due to company, political or economic developments.

     Both Global Income and Strategic Income are non-diversified, which means they can invest a greater percentage of their assets in any one issuer. Income Fund is a diversified fund. Income Fund's potentially greater diversification may protect against increased volatility. Non-diversified funds have a risk of being more volatile because changes in the prices of the securities of any one issuer could have a greater effect on the net asset value of the fund.

RISKS ASSOCIATED WITH INCOME FUND

     There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. Interest rate increases can cause the price of a debt security to decrease. The longer a debt security's duration, the more sensitive it is to this risk. Junk bonds are less sensitive to this risk than are higher-quality bonds. The issuer of a security may default or otherwise be unable to honor a financial obligation.

     The prices of foreign securities may be further affected by other factors, including:

     - Currency exchange rates -- The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are valued.

     - Political and economic conditions -- The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

     - Regulations -- Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

     - Markets -- The securities markets of other countries are smaller that U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

     Compared to higher-quality debt securities, junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer and because they are generally unsecured and may be subordinated to other creditors' claims. The value of junk bonds debt securities often fluctuates in response to company, political or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. During those times the bonds could be difficult to value or sell at a fair price. Credit ratings on junk bonds do not necessarily reflect their actual market risk.

     An investment in the fund is not a deposit of bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT OBJECTIVES OF INCOME FUND, GLOBAL INCOME AND STRATEGIC INCOME

     The investment objective of Income Fund is similar to the investment objectives of Global Income and Strategic Income. Income Fund seeks to achieve a high level of current income consistent with reasonable concern for safety of principal. Global Income seeks high current income with a secondary objective of protection of principal and growth of capital. Strategic Income seeks to provide high current income and, secondarily, seeks growth of capital.

INVESTMENT POLICIES OF INCOME FUND

     Income Fund seeks to achieve its objective by investing primarily in fixed-rate corporate debt and U.S. and non-U.S. Government obligations. The fund's investment objective may be changed by the Board of Trustees without shareholder approval. The fund may invest up to 40% of its total assets in foreign securities. The fund may invest up to 35% of its net assets in lower-quality debt securities, i.e., "junk bond," and unrated debt securities deemed by portfolio managers to be of comparable quality. The fund may also invest in preferred stock issues and convertible corporate debt. Any percentage limitations with respect to assets of the fund are applied at the time of purchase. The portfolio managers focus on securities that they believe have favorable prospects for current income, consistent with their concerns for safety of principal. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

INVESTMENT POLICIES OF GLOBAL INCOME

     Global Income seeks to meet its objectives by investing at least 65% of its total assets in government and non-convertible corporate debt securities, both foreign and domestic, including securities issued by supranational organizations, such as the World Bank. The fund emphasizes investment in securities issued by governments and companies in developed countries such as the United States, the countries of Western Europe, Canada, Japan, Australia and New Zealand. The fund may also invest up to 20% of its total assets in securities of issuers located in developing countries, i.e., those that are in the initial stages of their industrial cycles. The fund will normally invest in the securities of companies located in at least four different countries, including the Untied States, and will normally maintain at least 20% of its total assets in securities of U.S. issuers. The fund may invest up to 10% of its total assets in common stocks, preferred stocks and similar equities of foreign and domestic issuers. The fund may also invest up to 35% of its total assets in lower-quality debt securities, i.e., "junk bonds." Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

     The fund is non-diversified, which means it can invest a greater percentage of its assets in any one issuer than a diversified fund can. With respect to 50% of its assets, a non-diversified fund is permitted to invest more than 5% of its assets in the securities of any one issuer. However, the fund will invest no more than 5% of its total assets in the securities of any one corporate issuer, and will invest no more than 25% of its total assets in securities of any one foreign government or supranational organization. The portfolio managers focus on debt securities throughout the world that they believe have favorable prospects for current income growth of capital. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

INVESTMENT POLICIES OF STRATEGIC INCOME

     Strategic Income seeks to meet its objectives by investing primarily in debt securities, including mortgage-backed and asset-backed securities, of issuers in the Untied States and developed and developing countries, i.e., those that are in the initial stages of their industrial cycles. The securities of issuers in developing countries may consist substantially of "Brady Bonds" and other sovereign debt securities issued by governments of such countries and traded in markets of developed countries without regard to ratings. Brady Bonds are debt restructurings that provide for the exchange of cash and loans for newly issued bonds.

     The fund normally invests at least 35% of its total assets in U.S. and foreign debt and other fixed income securities that are either rated at least investment grade by Moody's Investors Service, Inc. or Standard & Poor's (rated in the four highest ratings categories by Moody's or S&P), or the fund's portfolio managers believe to be of comparable quality. The fund may invest up to 65% of its total assets in debt securities that are rated below investment grade by such agencies or that the fund's portfolio managers believe to be of comparable value, i.e., "junk bonds." The fund may also invest up to 35% of its total assets in equity securities. The fund may invest a significant portion of its assets in the securities of U.S. issuers. The portfolio managers allocate assets among securities of countries and in currency denominations that are expected to provide the most attractive opportunities for meeting the fund's investment objectives. The portfolio managers consider fundamental economic strength, credit quality, and currency and interest rate trends in emphasizing various country, geographic, and industry sectors within the fund. Further, the portfolio mangers select particular issuers based on additional economic criteria such as yield, maturity, issue classification, and quality characteristics. Currency investments are based on factors such as relative inflation, interest rate levels and trends, growth rate forecasts, balance of payments status, and economic policies. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

     The fund is non-diversified, which means it can invest a greater percentage of its assets in any one issuer than a diversified fund can. With respect to 50% of its assets, a non-diversified fund is permitted to invest more than 5% of its assets in the securities of any one issuer.

     The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term gains and losses, which may affect the taxes you have to pay.

INCOME FUND PORTFOLIO MANAGEMENT

     AIM Advisors uses a team approach to investment management. The individual members of the team who are primarily responsible for the management of the fund's portfolio are:

     - Robert G. Alley, Senior Portfolio Manager, who has been responsible for the fund since 1992 and has been associated with the advisor and/or its affiliates since 1992.

     - Jan H. Friedli, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1999. From 1997 to 1999, he was global fixed-income portfolio manager for Nicholas-Applegate Capital Management.

     - Carolyn L. Gibbs, Senior Portfolio Manager, who has been responsible for the fund since 1995 and has been associated with the advisor and/or its affiliates since 1992.

     - Scot W. Johnson, Portfolio Manager, who has been responsible for the fund since 2002 and has been associated with the advisor and/or its affiliates since 1994.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF PERFORMANCE

     A discussion of the performance of Income Fund taken from its annual report to shareholders for the fiscal year ended July 31, 2002, is set forth in Appendix IV to this Proxy Statement/Prospectus.

                              FINANCIAL HIGHLIGHTS

     Shown below are financial highlights for a Class A share, a Class B share and a Class C share of Income Fund outstanding during each of the fiscal years ended July 31, 2002, 2001, for the seven months ended July 31, 2000, and for the fiscal years ended December 31, 1999, 1998, 1997. The information for the fiscal years 2002 and 2001 has been audited by Ernst & Young LLP, AIS's independent accountants, whose unqualified report on the financial statements of Income Fund are included in its annual report to shareholders for the fiscal year ended July 31, 2002. Information prior to fiscal year 2001 was audited by other public accountants. Income Fund's annual report to shareholders dated July 31, 2002, is available without charge upon request made to AIF at the address or telephone number appearing on the cover page of this Proxy Statement/Prospectus.

                           INCOME FUND CLASS A SHARES

                                                                SEVEN MONTHS
                                                                   ENDED
                                       YEAR ENDED JULY 31,        JULY 31,         YEAR ENDED DECEMBER 31,
                                     ------------------------   ------------    ------------------------------
                                       2002            2001         2000          1999       1998       1997
                                     --------        --------   ------------    --------   --------   --------
Net asset value, beginning of
  period...........................  $   6.91        $   7.14     $   7.59      $   8.38   $   8.57   $   8.24
                                     --------        --------     --------      --------   --------   --------
Income from investment operations:
  Net investment income............      0.44(a)(b)      0.53         0.34          0.57       0.57       0.55
  Net gains (losses) on securities
    (both realized and
    unrealized)....................     (0.70)          (0.23)       (0.47)        (0.81)     (0.16)      0.39
                                     --------        --------     --------      --------   --------   --------
    Total from investment
      operations...................     (0.26)           0.30        (0.13)        (0.24)      0.41       0.94
                                     --------        --------     --------      --------   --------   --------
Less distributions:
  Dividends from net investment
    income.........................     (0.43)          (0.51)       (0.25)        (0.55)     (0.55)     (0.52)
  Distributions from net realized
    gains..........................        --              --           --            --      (0.05)     (0.09)
  Return of capital................     (0.02)          (0.02)       (0.07)           --         --         --
    Total distributions............     (0.45)          (0.53)       (0.32)        (0.55)     (0.60)     (0.61)
                                     --------        --------     --------      --------   --------   --------
Net asset value, end of period.....  $   6.20        $   6.91     $   7.14      $   7.59   $   8.38   $   8.57
                                     ========        ========     ========      ========   ========   ========
Total return(c)....................     (4.05)%          4.42%       (1.70)%       (2.92)%     4.94%     11.92%
Ratios/supplemental data:
Net assets, end of period (000s
  omitted).........................  $281,966        $346,967     $346,482       393,414   $399,701   $340,608
Ratio of expenses to average net
  assets...........................      0.96%(d)        0.95%        0.97%(e)      0.91%      0.91%      0.94%
Ratio of net investment income to
  average net assets...............      6.57%(a)(d)     7.57%        8.03%(e)      7.11%      6.69%      6.55%
Portfolio turnover rate............        70%             83%          43%           78%        41%        54%

---------------

(a) As required, effective, August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities and recording paydown gains and losses as adjustments to interest income. Had the Fund not amortized premiums on debt securities or recorded paydown gains and losses as adjustments to interest income, the net investment income per share would have been $0.45 and the ratio of net investment income to average net assets would have been 6.76%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

(b)  Calculated using average shares outstanding.

(c) Includes adjustments made in accordance with generally accepted accounting principals, does not include contingent deferred sales charges and is not annualized for periods less than one year.

(d)  Ratios are based on average daily net assets of $319,071,550.

(e)  Annualized.

                           INCOME FUND CLASS B SHARES

                                                       SEVEN MONTHS
                                                          ENDED
                              YEAR ENDED JULY 31,        JULY 31,          YEAR ENDED DECEMBER 31,
                            ------------------------   ------------     ------------------------------
                              2002            2001         2000           1999       1998       1997
                            --------        --------   ------------     --------   --------   --------
Net asset value, beginning
  of period...............  $   6.92        $   7.14     $   7.58       $   8.37   $   8.55   $   8.23
                            --------        --------     --------       --------   --------   --------
Income from investment
  operations:
  Net investment income...      0.39(a)(b)      0.48         0.31           0.50       0.50       0.48
  Net gains (losses) on
    securities (both
    realized and
    unrealized)...........     (0.70)          (0.23)       (0.47)         (0.80)     (0.15)      0.38
                            --------        --------     --------       --------   --------   --------
    Total from investment
       operations.........     (0.31)           0.25        (0.16)         (0.30)      0.35       0.86
                            --------        --------     --------       --------   --------   --------
Less distributions:
  Dividends from net
    investment income.....     (0.38)          (0.45)       (0.21)         (0.49)     (0.48)     (0.45)
  Distributions from net
    realized gains........        --              --           --             --      (0.05)     (0.09)
  Return of capital.......     (0.02)          (0.02)       (0.07)            --         --         --
    Total distributions...     (0.40)          (0.47)       (0.28)         (0.49)     (0.53)     (0.54)
                            --------        --------     --------       --------   --------   --------
Net asset value, end of
  period..................  $   6.21        $   6.92     $   7.14       $   7.58   $   8.37   $   8.55
                            ========        ========     ========       ========   ========   ========
Total return(c)...........     (4.76)%          3.67%       (2.09)%        (3.72)%     4.20%     10.89%
Ratios/supplemental data:
Net assets, end of period
  (000s omitted)..........  $216,710        $237,118     $213,926       $244,713   $219,033   $125,871
Ratio of expenses to
  average net assets......      1.71%(d)        1.71%        1.73%(e)       1.66%      1.66%      1.69%
Ratio of net investment
  income to average net
  assets..................      5.82%(a)(d)     6.81%        7.28%(e)       6.36%      5.94%      5.80%
Portfolio turnover rate...        70%             83%          43%            78%        41%        54%

---------------

(a) As required, effective, August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities and recording paydown gains and losses as adjustments to interest income. Had the Fund not amortized premiums on debt securities or recorded paydown gains and losses as adjustments to interest income, the net investment income per share would have been $0.40 and the ratio of net investment income to average net assets would have been 6.01%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

(b)  Calculated using average shares outstanding.

(c) Includes adjustments made in accordance with generally accepted accounting principals, does not include contingent deferred sales charges and is not annualized for periods less than one year.

(d)  Ratios are based on average daily net assets of $236,187,889.

(e)  Annualized.

                           INCOME FUND CLASS C SHARES

                                                                                                 AUGUST 4, 1997
                                                                                YEAR ENDED        (DATE SALES
                                     YEAR ENDED JULY 31,     SEVEN MONTHS      DECEMBER 31,      COMMENCED) TO
                                   -----------------------       ENDED       -----------------    DECEMBER 31,
                                    2002            2001     JULY 31, 2000    1999      1998          1997
                                   -------         -------   -------------   -------   -------   --------------
Net asset value, beginning of
  period.........................  $  6.91         $  7.13      $  7.57      $  8.36   $  8.54      $  8.38
                                   -------         -------      -------      -------   -------      -------
Income from investment
  operations:
  Net investment income..........     0.39(a)(b)      0.48         0.31         0.50      0.50         0.19
  Net gains (losses) on
    securities (both realized and
    unrealized)..................    (0.71)          (0.23)       (0.47)       (0.80)    (0.15)        0.22
                                   -------         -------      -------      -------   -------      -------
    Total from investment
      operations.................    (0.32)           0.25        (0.16)       (0.30)     0.35         0.41
                                   -------         -------      -------      -------   -------      -------
Less distributions:
  Dividends from net investment
    income.......................    (0.38)          (0.45)       (0.21)       (0.49)    (0.48)       (0.16)
  Distributions from net realized
    gains........................       --              --           --           --     (0.05)       (0.09)
  Return of capital..............    (0.02)          (0.02)       (0.07)          --        --           --
    Total distributions..........    (0.40)          (0.47)       (0.28)       (0.49)    (0.53)       (0.25)
                                   -------         -------      -------      -------   -------      -------
Net asset value, end of period...  $  6.19         $  6.91      $  7.13      $  7.57   $  8.36      $  8.54
                                   =======         =======      =======      =======   =======      =======
Total return(c)..................    (4.92)%          3.68%       (2.09)%      (3.71)%    4.21%        4.96%
Ratios/supplemental data:
  Net assets, end of period (000s
    omitted).....................  $37,769         $44,216      $26,821      $28,202   $19,332      $ 2,552
  Ratio of expenses to average
    net assets...................     1.71%(d)        1.71%        1.73%(e)     1.66%     1.66%        1.69%(e)
  Ratio of net investment income
    to average net assets........     5.82%(a)(d)     6.81%        7.28%(e)     6.36%     5.94%        5.80%(e)
Portfolio turnover rate..........       70%             83%          43%          78%       41%          54%

---------------

(a) As required, effective, August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities and recording paydown gains and losses as adjustments to interest income. Had the Fund not amortized premiums on debt securities or recorded paydown gains and losses as adjustments to interest income, the net investment income per share would have been $0.40 and the ratio of net investment income to average net assets would have been 6.01%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

(b)  Calculated using average shares outstanding.

(c) Includes adjustments made in accordance with generally accepted accounting principals, does not include contingent deferred sales charges and is not annualized for periods less than one year.

(d)  Ratios are based on average daily net assets of $43,187,491.

(e)  Annualized.

                  ADDITIONAL INFORMATION ABOUT THE AGREEMENTS

TERMS OF THE REORGANIZATIONS

     The terms and conditions under which the Reorganizations may be consummated are set forth in the Agreements. The terms of the Global Income Agreement and the Strategic Income Agreement are the same in all material respects. Significant provisions of the Agreements are summarized below; however, this summary is qualified in its entirety by reference to the Agreements, copies of which are attached as Appendix I and Appendix II to this Proxy Statement/Prospectus.

THE REORGANIZATIONS

     Income Fund will acquire all of the assets of Global Income and Strategic Income in exchange for shares of Income Fund and the assumption by Income Fund of all of the liabilities of Global Income and Strategic Income. Consummation of the Reorganizations (the "Closings") are expected to occur on June 23, 2003, at 8:00 a.m. Eastern Time (the "Effective Time") on the basis of values calculated as of the close of regular trading on the NYSE on June 20, 2003.

     At the Effective Time, all of the assets of Global Income and Strategic Income shall be delivered to the Custodian for the account of Income Fund in exchange for the assumption by Income Fund of all of the liabilities of any kind of Global Income and Strategic Income and delivery by AIS directly to (i) Global Income and Strategic Income Class A shareholders of a number of Income Fund Class A shares and to (ii) Global Income and Strategic Income Class B shareholders of a number of Income Fund Class B shares and to (iii) Global Income and Strategic Income Class C shareholders of a number of Income Fund Class C shares, having an aggregate net asset value equal to the net value of the assets of Global Income and Strategic Income transferred.

     Consummation of the Global Income Reorganization is not dependent upon consummation of the Strategic Income Reorganization, and consummation of the Strategic Income Reorganization is not dependent on consummation of the Global Income Reorganization. Income Fund will proceed with one or both of the Reorganizations if approved by shareholders.

BOARD CONSIDERATIONS

  GLOBAL INCOME

     The Board of Directors of AIFI has determined that the Reorganization of Global Income is in the best interests of the shareholders of Global Income and will not dilute the interests of Global Income shareholders. The Board of Directors recommends approval of the Global Income Agreement by the shareholders of Global Income at the Global Income Special Meeting. A summary of the information that was presented to, and considered by, the Board of Directors in making its determination is provided below.

     At a meeting of the Board of Directors held on February 6, 2003, AIM Advisors proposed that the Board of Directors consider reorganization of Global Income into Income Fund. The Directors received from AIM Advisors written materials that contained information concerning Global Income and Income Fund, including comparative total return and fee and expense information, a comparison of investment objectives and policies of Global Income and Income Fund and pro forma expense ratios for Income Fund. AIM Advisors also provided the Directors with written materials concerning the structure of the proposed Reorganization and the Federal tax consequences of the Reorganization.

     In considering the Global Income Reorganization, the Board of Directors noted that Global Income and Income Fund have similar investment objectives. Global Income's primary investment objective is high current income and its secondary objective is protection of principal and growth of capital. Income Fund seeks a high level of current income consistent with reasonable concern for safety of principal. Income Fund seeks to meet its objective by investing primarily in fixed-rate corporate debt and U.S. and non-U.S. Government obligations. Global Income seeks to meet its objectives by investing at least 65% of its total assets in government and non-convertible corporate debt securities, both foreign and domestic, including securities issued by supranational organizations, such as the World Bank. The Board of Directors noted that the funds are currently managed by the same team of portfolio managers, that their investment styles are similar and that the portfolios are managed in a similar fashion. As a result, approximately 89% of Global Income's assets matched the securities Income Fund currently owned at December 31, 2002.

     The Board of Directors considered the performance of Global Income in relation to the performance of Income Fund, noting that Income Fund has generally provided relatively comparable total return to its shareholders. Global Income Class A shares at net asset value has provided an average annual total return to its shareholders of 5.47% since that fund's inception, compared to an average annual total return for Income Fund Class A shares at net asset value of 5.70% during that same period.

     The Board also considered the operating expenses incurred by the two funds. The total operating expenses of Global Income, expressed as a percentage of average daily net assets, are higher than the total operating expenses of Income Fund both before and after fee waivers and expense reimbursements. The total operating expenses of Income Fund on a pro forma basis are 0.97%, 1.72% and 1.72% for Class A, Class B and Class C, respectively, which is substantially lower than the total operating expenses of Global Income of 1.69%, 2.19% and 2.19% for Class A, Class B and Class C, respectively, before fee waivers and expense reimbursements.

     Each Fund has agreed to pay its own expenses in connection with the Reorganization. The expenses incurred by Income Fund are not expected to be material. Because the total operating expenses of Global Income currently exceed the limitations agreed to by AIM Advisors, the expenses incurred by Global Income in connection with the Reorganization will effectively be borne by AIM Advisors.

     The Reorganization may result in reduced revenues for AIM Advisors, since AIM Advisors receives slightly lower management fees on the assets presently held by Income Fund. However, AIM Advisors could also benefit in the future if the assets of the combined fund grow faster than the assets of the individual funds would have grown in the absence of the Reorganization.

     The Board of Directors also noted that no initial sales or other charges would be imposed on any of the shares of Income Fund issued to the shareholders of Global Income in connection with the Global Income Reorganization. Finally, the Board of Directors reviewed the proposed structure of the Reorganization. The Board of Directors noted that Global Income would be provided with an opinion of counsel that the Global Income Reorganization would be tax-free as to Global Income and its shareholders.

     Based on the foregoing and the information presented at its meeting held on February 6, 2003, the Board of Directors determined that the Global Income Reorganization will not dilute the interests of the shareholders of Global Income and is in the best interest of the Global Income shareholders. Therefore, the Board of Directors recommends the approval of the Global Income Reorganization by the shareholders of Global Income.

     At a meeting of the Board of Trustees of Income Fund held on February 6, 2003, the Board of Trustees of Income Fund also approved the Global Income Reorganization and determined that the Global Income Reorganization was in the best interest of Income Fund shareholders and would not dilute the interest of the shareholders of Income Fund.

  STRATEGIC INCOME

     The Board of Trustees of AIF has determined that the Reorganization of Strategic Income is in the best interests of the shareholders of Strategic Income and will not dilute the interests of Strategic Income Shareholders. The Board of Trustees recommends approval of the Strategic Income Agreement by the shareholders of Strategic Income at the Strategic Income Special Meeting. A summary of the information that was presented to, and considered by, the Board of Trustees in making its determination is provided below.

     At a meeting of the Board of Trustees held on February 6, 2003, AIM Advisors proposed that the Board of Trustees consider the Reorganization of Strategic Income into Income Fund. The Trustees received from AIM Advisors written materials that contained information concerning Strategic Income and Income Fund, including comparative total return and fee and expense information, a comparison of the investment objectives and policies of Strategic Income and Income Fund and pro forma expense ratios for Income Fund. AIM Advisors also provided the trustees with written materials concerning the structure of the proposed Reorganization and the Federal tax consequences of the Reorganization.

     In considering the Strategic Income Reorganization, the Board of Trustees noted that Strategic Income and Income Fund have similar investment objectives. Strategic Income's primary investment objective is high current income and its secondary investment objective is growth of capital. Income Fund's investment objective is to achieve a high level of current income consistent with reasonable concern for safety of principal. Strategic Income seeks to meet its objectives by investing primarily in debt securities, including mortgage-backed and asset-backed securities, of issuers in the United States and developed and developing countries, i.e., those that are in the initial stages of their industrial cycles. Income Fund seeks to meet its investment objective by investing primarily in fixed-rate corporate debt and U.S. and non-U.S. Government obligations.

     The Board of Trustees noted that the assets of Strategic Income have been steadily declining. From December 31, 2001 to December 31, 2002, Strategic Income's assets have declined from approximately $111 million to approximately $92 million. The Board noted that the funds are currently managed by the same team of portfolio managers, that their investment styles are similar and that the funds are managed in a similar fashion. As a result, approximately 78% of Strategic Income's assets matched securities currently owned by Income Fund at December 31, 2002.

     The Board of Trustees considered the performance of Strategic Income in relation to the performance of Income Fund, noting that Income Fund has generally outperformed Strategic Income. Income Fund has provided a better average annual return to its shareholders in each of the most recent one, five and ten year periods. For the past one-year period ended December 31, 2002, Income Fund Class A shares at net asset value has provided an average annual total return to its shareholders of 2.26%, compared to an average annual total return for Strategic Income Class A shares at net asset value of -2.34%.

     The Board considered the operating expenses incurred by the two funds. The total operating expenses of Strategic Income, expressed as a percentage of average daily net assets, are higher than the total operating expenses of Income Fund both before and after fee waivers and expense reimbursements. The total operating expenses of Income Fund on a pro forma basis are 0.97%, 1.72% and 1.72% for Class A, Class B and Class C, respectively, which is substantially lower than the total operating expenses of Strategic Income of 1.63%, 2.28% and 2.28% for Class A, Class B and Class C, respectively.

     Each Fund has agreed to pay its own expenses in connection with the Reorganization. The expenses incurred by Income Fund are not expected to be material. Because the total operating expenses of Strategic Income currently exceed the limitations agreed to by AIM Advisors, the expenses incurred by Strategic Income in connection with the Reorganization will effectively be borne by AIM Advisors.

     The Board of Trustees also noted that no initial sales or other charges would be imposed on any of the shares of Income Fund issued to the shareholders of Strategic Income in connection with the Strategic Income Reorganization. Finally, the Board of Trustees reviewed the proposed structure of the Reorganization. The Board of Trustees noted that Strategic Income would be provided with an opinion of counsel that the Strategic Income Reorganization would be tax-free as to Strategic Income and its shareholders. The Board noted that both funds have capital loss carryforwards for Federal income tax purposes. Although the percentage of Strategic Income's capital loss carryforwards to the value of its net assets is greater than that of Income Fund, the ability of Strategic Income's shareholders to benefit from capital loss carryforwards is dependent on future market conditions, the number of Strategic Income shares that are purchased and redeemed and other factors that cannot be quantified.

     Based on the foregoing and the information presented at its meeting held on February 6, 2003, the Board of Trustees determined that the Strategic Income Reorganization will not dilute the interests of the shareholders of Strategic Income and is in the best interest of the Strategic Income shareholders. Therefore, the Board of Trustees recommends the approval of the Strategic Income Reorganization by the shareholders of Strategic Income.

     At a meeting of the Board of Trustees of Income Fund held on February 6, 2003, the Board of Trustees of Income Fund also approved the Strategic Income Reorganization and determined that the Strategic Income Reorganization was in the best interest of Income Fund shareholders and would not dilute the interest of the shareholders of Income Fund.

OTHER TERMS

     The Agreements may be amended without shareholder approval by mutual agreement of the parties to each agreement. If any amendment is made to the Agreements which would have a material adverse effect on shareholders, such change will be submitted to the affected shareholders for their approval.

     AIF, AIFI and AIS have made representations and warranties in the Agreements that are customary in matters such as the Reorganizations. The obligations of AIF, AIFI and AIS pursuant to the Agreements are subject to various conditions, including the following:

     - the assets of Global Income and Strategic Income to be acquired by Income Fund shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by Global Income and Strategic Income immediately prior to the Reorganizations;

     - AIS's Registration Statement on Form N-14 under the Securities Act of 1933 (the "1933 Act") shall have been filed with the SEC and such Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated);

     - the shareholders of Global Income shall have approved the Global Income Agreement and the shareholders of Strategic Income shall have approved the Strategic Income Agreement; and

     - AIFI, AIF and AIS shall have received opinions from Ballard Spahr Andrews & Ingersoll, LLP, that the consummation of the transactions contemplated by the Agreements will not result in the recognition of gain or loss for Federal income tax purposes for Global Income, Strategic Income, Income Fund or their shareholders.

     Global Income and Income Fund will bear their own costs and expenses in connection with the Global Income Reorganization. Strategic Income and Income Fund will bear their own costs and expenses in connection with the Strategic Income Reorganization.

     The Board of Trustees of AIF may waive without shareholder approval any default by AIS or any failure by AIS to satisfy any of the conditions to AIF's obligations as long as such waiver will not have a material adverse effect on the benefits intended under the Agreements for the shareholders of Strategic Income. The Board of Directors of AIFI may waive without shareholder approval any default by AIS or any failure by AIS to satisfy any of the conditions to AIFI's obligations as long as such a waiver will not have a material adverse effect on the benefits intended under the Agreement for the shareholders of Global Income. The Agreements may be terminated and the Reorganizations may be abandoned at any time by mutual agreement of the parties, or by either party in the event that shareholders do not approve the Agreements or if the Closings do not occur on or before September 1, 2003.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a general summary of the material Federal income tax consequences of the Reorganizations and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the existing Treasury regulations thereunder, current administrative rulings of the Internal Revenue Service ("IRS") and judicial decisions, all of which are subject to change. The principal Federal income tax consequences that are expected to result from the Reorganizations, under currently applicable law, are as follows:

     - each of the Global Income Reorganization and the Strategic Income Reorganization will qualify as a "reorganization" within the meaning of
       Section 368(a) of the Code;

     - no gain or loss will be recognized by Global Income or by Strategic Income upon the transfer of its assets to Income Fund;

     - no gain or loss will be recognized by any shareholder of Global Income or any shareholder of Strategic Income upon the exchange of shares of Global Income or Strategic Income solely for shares of Income Fund;

     - the tax basis of the shares of Income Fund to be received by a shareholder of Global Income or of the shares to be received by a shareholder of Strategic Income will be the same as the tax basis of the shares of Global Income or Strategic Income surrendered in exchange therefore;

     - the holding period of the shares of Income Fund to be received by a shareholder of Global Income or of the shares to be received by a shareholder of Strategic Income will include the holding period for which such shareholder held the shares of Global Income or Strategic Income exchanged therefor, provided that such shares of Global Income or Strategic Income are capital assets in the hands of such shareholder as of the Closing; and

     - the tax years of Global Income and Strategic Income will end on the date of the Closing, and Income Fund will thereafter succeed to and take into account any capital loss carryover and certain other tax attributes of Global Income and Strategic Income, subject to all relevant conditions and limitations on the use of such tax benefits.

     Neither AIF, AIFI nor AIS has requested or will request an advance ruling from the IRS as to the Federal tax consequences of the Reorganization. As a condition to Closing, Ballard Spahr Andrews & Ingersoll, LLP will render favorable opinions to AIFI and AIS, and to AIF and AIS, as to the foregoing Federal income tax consequences of the Reorganizations, which opinions will be conditioned upon the accuracy, as of the date of Closing, of certain representations of AIF, AIFI and AIS upon which Ballard Spahr Andrews & Ingersoll, LLP will rely in rendering its opinions. The conclusions reached in that opinion could be jeopardized if the representations of AIF, AIFI or AIS are incorrect in any material respect.

     THE FOREGOING DESCRIPTION OF THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS IS MADE WITHOUT REGARD TO THE PARTICULAR FACTS AND CIRCUMSTANCES OF ANY SHAREHOLDER OF GLOBAL INCOME OR STRATEGIC INCOME. GLOBAL INCOME OR STRATEGIC INCOME SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC CONSEQUENCES TO THEM OF THE REORGANIZATIONS, INCLUDING THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS.

ACCOUNTING TREATMENT

     The Reorganizations will be accounted for on a tax-free combined basis. Accordingly, the book cost basis to Income Fund of the assets of Global Income and the assets of Strategic Income, will be the same as the book cost basis of such assets to Global Income and Strategic Income, respectively.

                    ADDITIONAL INFORMATION ABOUT INCOME FUND
                              AND STRATEGIC INCOME

     For more information with respect to AIS and Income Fund concerning the following topics, please refer to Income Fund's Prospectus as indicated: (i) see "Investment Objective and Strategies" and "Fund Management" for further information regarding AIS and Income Fund; (ii) see "Investment Objective and Strategies," "Fund Management," and "Other Information" for further information regarding management of AIS and Income Fund; (iii) see "Fund Management" and "Other Information" for further information regarding the shares of AIS and Income Fund; (iv) see "Fund Management," "Other Information," and "Shareholder Information" for further information regarding the purchase, redemption and repurchase of shares of AIS and Income Fund.

     For more information with respect to AIFI and Global Income concerning the following topics, please refer to Global Income's Prospectus as indicated: (i) see "Investment Objective and Strategies" and "Fund Management" for further information regarding AIFI and Global Income; (ii) see discussion in "Investment Objective and Strategies," "Fund Management," and "Other Information" for further information regarding the shares of AIFI and Global Income; (iii) see "Fund Management," "Other Information," and "Shareholder Information" for further information regarding the purchase, redemption and repurchase of shares of AIFI and Global Income.

     For more information with respect to AIF and Strategic Income concerning the following topics, please refer to Strategic Income's Prospectus as indicated: (i) see "Investment Objective and Strategies" and "Fund Management" for further information regarding AIF and Strategic Income; (ii) see discussion in "Investment Objective and Strategies," "Fund Management," and "Other Information" for further information regarding the shares of AIF and Strategic Income; (iii) see "Fund Management," "Other Information," and "Shareholder Information" for further information regarding the purchase, redemption and repurchase of shares of AIF and Strategic Income.

                             RIGHTS OF SHAREHOLDERS

GENERAL

     AIF and AIS are both Delaware statutory trusts. There are no material differences in the rights of shareholders of Strategic Income and Income Fund. However, AIFI is a Maryland corporation. There is much that is similar between Delaware statutory trusts and Maryland corporations. For example, the responsibilities, powers and fiduciary duties of the trustees of AIS are substantially the same as those of the directors of AIFI.

     There are, however, certain differences between the two forms of organization. The operations of AIFI, as a Maryland corporation, are governed by its Articles of Incorporation, and any restatements, amendments and supplements thereto (the "Articles of Incorporation"), and applicable Maryland law. The operations of AIS, as a Delaware statutory trust, are governed by its Agreement and Declaration of Trust, as amended (the "Declaration of Trust") and Delaware law.

LIABILITY OF SHAREHOLDERS

     The Delaware Statutory Trust Act provides that shareholders of a Delaware statutory trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations. There is, however, a remote possibility that, under certain circumstances, shareholders of a Delaware statutory trust might be held personally liable for the trust's obligations to the extent the courts of another state that does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The AIS Declaration of Trust provides that shareholders of the Trust shall not be subject to any personal liability for acts or obligations of the Trust and that every written agreement, obligation or other undertaking made or issued by the Trust shall contain a provision to the effect that shareholders are not personally liable thereunder. In addition, the Declaration of Trust provides for indemnification out of the Trust's property for any shareholder held personally liable solely by reason of his or her being or having been a shareholder. Therefore, the risk of any shareholder incurring financial loss beyond his investment due to shareholder liability is limited to circumstances in which the Trust itself is unable to meet its obligations and the express disclaimer of shareholder liabilities is determined not to be effective. Given the nature of the assets and operations of the Trust, the possibility of the Trust being unable to meet its obligations is considered remote, and even if a claim were brought against the Trust and a court determined that shareholders were personally liable, it would likely not impose a material obligation on a shareholder.

     Shareholders of a Maryland corporation generally do not have personal liability for the corporation's obligations, except that a shareholder may be liable to the extent that he receives any distribution which exceeds the amount which he could properly receive under Maryland law or where such liability is necessary to prevent fraud.

ELECTION OF DIRECTORS/TRUSTEES; TERMS

     The shareholders of AIFI have elected the directors of AIFI. Each director serves until a successor is elected, subject to earlier death, incapacitation, resignation, retirement or removal (see below). Shareholders may elect successors to such directors only at annual or special meetings of shareholders.

     The shareholders of AIS have elected the trustees of AIS. Such trustees serve for the life of AIS, subject to the earlier death, incapacitation, resignation, retirement or removal (see below). In the case of any vacancy on the Board of Trustees, a majority of the Trustees may appoint a successor to fill such vacancy.

REMOVAL OF DIRECTORS/TRUSTEES

     A director of AIFI may be removed by the affirmative vote of a majority of the Board of Directors, a committee of the Board of Directors appointed for such purpose, or the holders of a majority of the outstanding shares of AIFI.

     A trustee of AIS may be removed at any time by vote of at least two-thirds of the trustees or by vote of two-thirds of the outstanding shares of AIS.

MEETINGS OF SHAREHOLDERS

     AIFI is not required to hold annual meetings of shareholders and does not intend to do so unless required by the 1940 Act. AIFI's bylaws provide that a special meeting of shareholders may be called by the Chairman of the Board of Directors, if any, the President, or by a majority of the Board of Directors or holders of shares entitled to cast at least 10% of the votes entitled to be cast at the special meeting. Requests for special meetings must, among other things, state the purpose of such meeting and the matters to be voted upon. No special meeting need be called to consider any matter previously voted upon at a special meeting called by the shareholders during the preceding twelve months, unless requested by a majority of all shares entitled to vote at such meeting.

     AIS is not required to hold annual meetings of shareholders unless required by the 1940 Act and does not intend to do so. The bylaws of AIS provide that any Trustee may call a special meeting of shareholders and the Trustees shall call a special meeting of the shareholders solely for the purpose of removing one or more Trustees upon written request of the holders of not less than 10% of the outstanding shares of AIS. Special meetings may be called for the purpose of electing trustees or for any other action requiring shareholder approval, or for any matter deemed by the trustees to be necessary or desirable.

LIABILITY OF DIRECTORS/TRUSTEES AND OFFICERS; INDEMNIFICATION

     Maryland law permits a corporation to eliminate liability of its directors and officers to the corporation or its stockholders, except for liability arising from receipt of an improper benefit or profit and from active and deliberate dishonesty. AIFI's Articles of Incorporation eliminate director and officer liability to the fullest extent permitted under Maryland law. Under Maryland law, indemnification of a corporation's directors and officers is mandatory if a director or officer has been successful on the merits or otherwise in the defense of certain proceedings. Maryland law permits indemnification for other matters unless it is established that the act or omission giving rise to the proceeding was committed in bad faith, a result of active and deliberate dishonesty, or one in which a director or officer actually received an improper benefit.

     Delaware law provides that trustees of a statutory trust shall not be liable to the statutory trust or its shareholders for acting in good faith reliance on the provisions of its governing instrument and that the trustee's liabilities may be expanded or restricted by such instrument. Under the AIS Declaration of Trust, the trustees and officers of AIS are not liable for any act or omission or any conduct whatsoever in their capacity as trustees, except for liability to the trust or shareholders due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of trustee. Delaware law allows a statutory trust to indemnify and hold harmless any trustee or other person against any and all claims and demands. The AIS Declaration of Trust provides for the indemnification of its trustees and officers to the extent that such trustees and officers act in good faith and reasonably believe that their conduct is in the best interests of AIS, except with respect to any matter in which it has been determined that such trustee acted with willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

TERMINATION

     Maryland law provides that AIFI may be dissolved by the vote of a majority of the Board of Directors and two-thirds of the shares entitled to vote on the dissolution.

     AIS or any series or class of shares of beneficial interest in AIS may be terminated by: (1) a majority shareholder vote of AIS or the affected series or class, respectively; or (2) if there are fewer than 100 shareholders of record of AIS or of such terminating series or class, the trustees pursuant to written notice to the shares of AIS or the affected series or class.

VOTING RIGHTS OF SHAREHOLDERS

     Shareholders of a Maryland corporation such as AIFI are entitled to vote on, among other things, those matters which effect fundamental changes in the corporate structure (such as a merger, consolidation or sale of substantially all of the assets of the corporation) as provided by Maryland corporation law.

     The AIS Declaration of Trust grants shareholders power to vote only with respect to the following: (i) election of trustees; (ii) removal of trustees,
(iii) termination of AIS or a series of class of its shares of beneficial interest, (iv) sale of all or substantially all of the assets of AIS or one of its investment portfolios, (v) merger or consolidation of AIS or any of its investment portfolios, with certain exceptions, (vi) approve any amendments to shareholders' voting rights under the Declaration of Trust, and (vii) approval of such additional matters as may be required by law or as the trustees, in their sole discretion, shall determine.

DISSENTERS' RIGHTS

     Under Maryland law, shareholders may not demand the fair value of their shares from the successor company in a transaction involving the transfer of the corporations assets and are, therefore, bound by the terms of the transaction if the stock is that of an open-end investment company registered with the Securities and Exchange Commission under the 1940 Act and the value placed on the stock in the transaction is its net asset value.

     Neither Delaware law nor the Declaration of Trust confers upon AIS shareholders appraisal or dissenters' rights.

AMENDMENTS TO ORGANIZATION DOCUMENTS

     Consistent with Maryland law, AIFI reserves the right to amend, alter, change or repeal any provision contained in the Articles of Incorporation in the manner prescribed by statute, including any amendment that alters the contract rights, as expressly set forth in the Articles of Incorporation, of any outstanding stock, and all rights conferred on shareholders are granted subject to this reservation. The Board of Directors of AIFI may approve amendments to the Articles of Incorporation to classify or reclassify unissued shares of a class of stock without shareholder approval. Other amendments to the AIFI Articles of Incorporation may be adopted if approved by the affirmative vote of two-thirds of all the votes entitled to be cast on the matter. The AIFI bylaws provide that the bylaws may be amended at any meeting of the Board of Directors without prior notice that such alteration, amendment or repeal will be considered at such meeting.

     Consistent with Delaware law, the Board of Trustees of AIS may, without shareholder approval, amend the Declaration of Trust at any time, except to eliminate any voting rights pertaining to the shares of AIS, without approval of the majority of the shares of AIS. The trustees shall have the power to alter, amend or repeal the bylaws of AIS or adopt new bylaws at any time.

                  OWNERSHIP OF GLOBAL INCOME, STRATEGIC INCOME
                             AND INCOME FUND SHARES

SIGNIFICANT HOLDERS

     Listed below is the name, address and percent ownership of each person who as of March 10, 2003 to the knowledge of AIFI, owned 5% or more of any class of the outstanding shares of Global Income:

                                                CLASS OF   NUMBER OF SHARES   PERCENT OWNED
NAME AND ADDRESS                                 SHARES         OWNED          OF RECORD*
----------------                                --------   ----------------   -------------
Smith Barney House Account....................   Class A     1,090,767.20         8.53%
Attn: Cindy Tempesta
333 West 34th Street, 7th Floor
New York, NY 10001-2402

Charles Schwab & Co. Inc. ....................   Class A       943,159.67         7.37%
Reinvestment Account
101 Montgomery St.
San Francisco, CA 94104-4122

---------------

* AIFI has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

     Listed below is the name, address and percent ownership of each person who as of March 10, 2003 to the knowledge of AIF, owned 5% or more of any class of the outstanding shares of Strategic Income:

                                                CLASS OF   NUMBER OF SHARES   PERCENT OWNED
NAME AND ADDRESS                                 SHARES         OWNED          OF RECORD*
----------------                                --------   ----------------   -------------
Smith Barney House Account....................   Class A     1,316,499.36        13.67%
Attn: Cindy Tempesta
333 West 34th Street, 7th Floor
New York, NY 10001-2402

Smith Barney House Account....................   Class B       243,583.46         8.04%
Attn: Cindy Tempesta
333 West 34th Street, 7th Floor
New York, NY 10001-2402

Merrill Lynch Pierce Fenner & Smith...........   Class B       213,877.00         7.06%
FBO the Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484

                                                CLASS OF   NUMBER OF SHARES   PERCENT OWNED
NAME AND ADDRESS                                 SHARES         OWNED          OF RECORD*
----------------                                --------   ----------------   -------------
Merrill Lynch Pierce Fenner & Smith...........   Class C        32,545.17        10.21%
FBO the Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484

Smith Barney House Account....................   Class C        22,754.53         7.14%
Attn: Cindy Tempesta
333 West 34th Street, 7th Floor
New York, NY 10001-2402

NFSC FEBO #JH1-088595.........................   Class C        19,505.39         6.12%
Isidro Baranda Suarez
Rosalinda Alonso
Surfside #75 B-14
Palmas Del Mar
Humacao, PR 00791

---------------

* AIF has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

     Listed below is the name, address and percent ownership of each person who as of March 10, 2003 to the knowledge of AIS, owned 5% or more of any class of the outstanding shares of Income Fund:

                                                CLASS OF   NUMBER OF SHARES   PERCENT OWNED
NAME AND ADDRESS                                 SHARES         OWNED          OF RECORD*
----------------                                --------   ----------------   -------------
Merrill Lynch Pierce Fenner & Smith...........  Class B      1,850,049.78         5.53%
FBO the Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484

Merrill Lynch Pierce Fenner & Smith...........  Class C        527,761.94         9.36%
FBO the Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484

Reliance Trust Company Custodian..............  Class R        165,929.22        95.13%
FBO Continental Products Inc.
401(k) Plan
P.O. Box 48529
Atlanta, GA 30362-1529

---------------

* AIS has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

SHARE OWNERSHIP BY EXECUTIVE OFFICERS AND DIRECTORS/TRUSTEES

     To the best knowledge of AIFI, the ownership of shares of Global Income by executive officers and directors of AIFI as a group constituted less than 1% of the outstanding shares of each class of such fund as of March 10, 2003. To the best of the knowledge of AIF, the ownership of shares of Strategic Income by executive officers and trustees of AIF as a group constituted less than 1% of the outstanding shares of each class of such fund as of March 10, 2003. To the best of the knowledge of AIS, the ownership of shares of Income Fund by executive officers and trustees of AIS as a group constituted less than 1% of the outstanding shares of each class of such fund as of March 10, 2003.

                                 CAPITALIZATION

     The following table sets forth as of January 31, 2003, (i) the capitalization of Global Income Class A, Class B and Class C Shares, (ii) the capitalization of Strategic Income Fund Class A, Class B and Class C shares,
(iii) the capitalization of Income Fund Class A, Class B and Class C shares, and
(iv) the pro forma capitalization of Income Fund Class A, Class B, and Class C shares as adjusted to give effect to the transactions contemplated by the Agreement.

                                                                                     PRO FORMA
                                                                                    INCOME FUND
                              GLOBAL INCOME    STRATEGIC INCOME    INCOME FUND     CLASS A SHARES
                              CLASS A SHARES    CLASS A SHARES    CLASS A SHARES    AS ADJUSTED
                              --------------   ----------------   --------------   --------------
Net Assets..................   $107,236,716      $71,329,163       $282,470,716     $461,036,595
Shares Outstanding..........     12,475,495        9,230,566         43,845,033       71,584,402
Net Asset Value Per Share...   $       8.60      $      7.73       $       6.44     $       6.44

                                                                                      PRO FORMA
                                                                                     INCOME FUND
                               GLOBAL INCOME    STRATEGIC INCOME    INCOME FUND     CLASS B SHARES
                               CLASS B SHARES    CLASS B SHARES    CLASS B SHARES    AS ADJUSTED
                               --------------   ----------------   --------------   --------------
Net Assets...................   $27,540,142       $21,837,687       $212,093,121     $261,470,950
Shares Outstanding...........     3,204,065         2,817,771         32,874,929       40,532,710
Net Asset Value Per Share....   $      8.60       $      7.75       $       6.45     $       6.45

                                                                                      PRO FORMA
                                                                                     INCOME FUND
                               GLOBAL INCOME    STRATEGIC INCOME    INCOME FUND     CLASS C SHARES
                               CLASS C SHARES    CLASS C SHARES    CLASS C SHARES    AS ADJUSTED
                               --------------   ----------------   --------------   --------------
Net Assets..................     $3,431,098        $2,627,346       $36,433,341      $42,491,785
Shares Outstanding..........        399,403           339,363         5,660,622        6,601,234
Net Asset Value Per Share...     $     8.59        $     7.74       $      6.44      $      6.44

                                 LEGAL MATTERS

     Certain legal matters concerning AIFI, AIF and AIS and their participation in the Reorganizations, the issuance of shares of Income Fund in connection with the Reorganizations and the tax consequences of the Reorganizations will be passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, 51st Floor, Philadelphia, PA 19103-7599.

                     INFORMATION FILED WITH THE SECURITIES
                            AND EXCHANGE COMMISSION

     This Proxy Statement/Prospectus and the related Statement of Additional Information do not contain all the information set forth in the registration statements and the exhibits relating thereto and annual reports which AIFI, AIF and AIS have filed with the SEC pursuant to the requirements of the 1933 Act and the 1940 Act, to which reference is hereby made. The SEC file number of AIFI's registration statement containing the Prospectus and Statement of Additional Information relating to Global Income is Registration No. 811-06463. Such Prospectus and Statement of Additional Information are incorporated by reference. The SEC file number for AIF's registration statement containing the Prospectus and Statement of Additional Information relating to Strategic Income is Registration No. 881-05426. Such Prospectus and Statement of Additional Information are incorporated herein by reference. The SEC file number for AIS's registration statement containing the Prospectus and Statement of Additional Information relating to Income Fund is Registration No. 811-05686. Such Prospectus and Statement of Additional Information are incorporated herein by reference.

     AIFI, AIF and AIS are subject to the informational requirements of the 1940 Act and in accordance therewith file reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by AIFI, AIF and AIS (including the Registration Statement of AIS relating to Income Fund on Form N-14 of which this Proxy Statement/Prospectus is a part and which is hereby incorporated by reference) may be inspected without charge and copied at the public reference facilities maintained by the SEC at Room 1014, Judiciary Plaza, 450 Fifth Street, NW, Washington, DC 20549, and at the following regional office of the SEC: 500 West Madison Street, 14th Floor, Chicago, Illinois 60661. Copies of such material may also be obtained from the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549, at the prescribed rates. The SEC maintains a website at http://www.sec.gov that contains information regarding AIFI, AIF and AIS and other registrants that file electronically with the SEC.

                                                                      APPENDIX I

                                   AGREEMENT
                                      AND
                             PLAN OF REORGANIZATION
                                      FOR
                             AIM GLOBAL INCOME FUND
                            A SEPARATE PORTFOLIO OF
                         AIM INTERNATIONAL FUNDS, INC.
                                FEBRUARY 6, 2003

                               TABLE OF CONTENTS

                                                                                PAGE
                                                                                ----
ARTICLE 1 DEFINITIONS.........................................................   I-1
SECTION 1.1.      Definitions.................................................   I-1

ARTICLE 2 TRANSFER OF ASSETS..................................................   I-3
SECTION 2.1.      Reorganization of Global Fund...............................   I-3
SECTION 2.2.      Computation of Net Asset Value..............................   I-4
SECTION 2.3.      Valuation Date..............................................   I-4
SECTION 2.4.      Delivery....................................................   I-4
SECTION 2.5.      Termination of Series.......................................   I-4
SECTION 2.6.      Issuance of Income Fund Shares..............................   I-5
SECTION 2.7.      Investment Securities.......................................   I-5
SECTION 2.8.      Liabilities.................................................   I-5

ARTICLE 3 REPRESENTATIONS AND WARRANTIES OF AIFI..............................   I-5
SECTION 3.1.      Organization; Authority.....................................   I-5
SECTION 3.2.      Registration and Regulation of AIFI.........................   I-5
SECTION 3.3.      Financial Statements........................................   I-6
SECTION 3.4.      No Material Adverse Changes; Contingent Liabilities.........   I-6
SECTION 3.5.      Global Fund Shares; Liabilities; Business Operations........   I-6
SECTION 3.6.      Accountants.................................................   I-7
SECTION 3.7.      Binding Obligation..........................................   I-7
SECTION 3.8.      No Breaches or Defaults.....................................   I-7
SECTION 3.9.      Authorizations or Consents..................................   I-7
SECTION 3.10.     Permits.....................................................   I-7
SECTION 3.11.     No Actions, Suits or Proceedings............................   I-7
SECTION 3.12.     Contracts...................................................   I-8
SECTION 3.13.     Properties and Assets.......................................   I-8
SECTION 3.14.     Taxes.......................................................   I-8
SECTION 3.15.     Benefit and Employment Obligations..........................   I-8
SECTION 3.16.     Brokers.....................................................   I-9
SECTION 3.17.     Voting Requirements.........................................   I-9
SECTION 3.18.     State Takeover Statutes.....................................   I-9
SECTION 3.19.     Books and Records...........................................   I-9
SECTION 3.20.     Prospectus and Statement of Additional Information..........   I-9
SECTION 3.21.     No Distribution.............................................   I-9
SECTION 3.22.     Liabilities of Global Fund..................................   I-9
SECTION 3.23.     Value of Shares.............................................   I-9
SECTION 3.24.     Shareholder Expenses........................................   I-9
SECTION 3.25.     Intercompany Indebtedness...................................   I-9

ARTICLE 4 REPRESENTATIONS AND WARRANTIES OF AIS...............................  I-10
SECTION 4.1.      Organization; Authority.....................................  I-10
SECTION 4.2.      Registration and Regulation of AIS..........................  I-10
SECTION 4.3.      Financial Statements........................................  I-10
SECTION 4.4.      No Material Adverse Changes; Contingent Liabilities.........  I-10
SECTION 4.5.      Registration of Income Fund Class A Shares, Income Fund
                  Class B Shares and Income Fund Class C Shares...............  I-10

                                                                                PAGE
                                                                                ----
SECTION 4.6.      Accountants.................................................  I-11
SECTION 4.7.      Binding Obligation..........................................  I-11
SECTION 4.8.      No Breaches or Defaults.....................................  I-11
SECTION 4.9.      Authorizations or Consents..................................  I-11
SECTION 4.10.     Permits.....................................................  I-11
SECTION 4.11.     No Actions, Suits or Proceedings............................  I-12
SECTION 4.12.     Taxes.......................................................  I-12
SECTION 4.13.     Brokers.....................................................  I-12
SECTION 4.14.     Representations Concerning the Reorganization...............  I-12
SECTION 4.15.     Prospectus and Statement of Additional Information..........  I-13
SECTION 4.16.     Value of Shares.............................................  I-13
SECTION 4.17.     Intercompany Indebtedness; Consideration....................  I-13

ARTICLE 5 COVENANTS...........................................................  I-13
SECTION 5.1.      Conduct of Business.........................................  I-13
SECTION 5.2.      Announcements...............................................  I-14
SECTION 5.3.      Expenses....................................................  I-14
SECTION 5.4.      Further Assurances..........................................  I-14
SECTION 5.5.      Notice of Events............................................  I-14
SECTION 5.6.      Access to Information.......................................  I-14
SECTION 5.7.      Consents, Approvals and Filings.............................  I-14
SECTION 5.8.      Submission of Agreement to Shareholders.....................  I-15

ARTICLE 6 CONDITIONS PRECEDENT TO THE REORGANIZATION..........................  I-15
SECTION 6.1.      Conditions Precedent of AIS.................................  I-15
SECTION 6.2.      Mutual Conditions...........................................  I-15
SECTION 6.3.      Conditions Precedent of AIFI................................  I-16

ARTICLE 7 TERMINATION OF AGREEMENT............................................  I-17
SECTION 7.1.      Termination.................................................  I-17
SECTION 7.2.      Survival After Termination..................................  I-17

ARTICLE 8 MISCELLANEOUS.......................................................  I-17
SECTION 8.1.      Survival of Representations and Warranties..................  I-17
SECTION 8.2.      Governing Law...............................................  I-17
SECTION 8.3.      Binding Effect, Persons Benefiting, No Assignment...........  I-17
SECTION 8.4.      Obligations of AIS and AIFI.................................  I-17
SECTION 8.5.      Amendments..................................................  I-18
SECTION 8.6.      Enforcement.................................................  I-18
SECTION 8.7.      Interpretation..............................................  I-18
SECTION 8.8.      Counterparts................................................  I-18
SECTION 8.9.      Entire Agreement; Schedules.................................  I-18
SECTION 8.10.     Notices.....................................................  I-18
SECTION 8.11.     Representations by AIM Advisors.............................  I-19
Schedule 6.1(d)   Opinion of Counsel to AIFI..................................  I-20
Schedule 6.2(f)   Tax Opinions................................................  I-21
Schedule 6.3(d)   Opinion of Counsel to AIS...................................  I-22

                      AGREEMENT AND PLAN OF REORGANIZATION

     AGREEMENT AND PLAN OF REORGANIZATION, dated as of February 6, 2003 (this "Agreement"), by and among AIM International Funds, Inc., a Maryland corporation ("AIFI"), acting on behalf of AIM Global Income Fund ("Global Fund"), a separate series of AIFI, AIM Investment Securities Funds, a Delaware statutory trust ("AIS"), acting on behalf of AIM Income Fund ("Income Fund"), a separate series of AIS, and A I M Advisors, Inc. ("AIM Advisors"), a Delaware corporation.

                                   WITNESSETH

     WHEREAS, AIFI is a management investment company registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act (as defined below) that offers separate series of its shares representing interests in its investment portfolios, including Global Fund, for sale to the public; and

     WHEREAS, AIS is a management investment company registered with the SEC under the Investment Company Act that offers separate series of its shares representing interests in investment portfolios, including Income Fund, for sale to the public; and

     WHEREAS, AIM Advisors provides investment advisory services to both AIFI and AIS; and

     WHEREAS, Global Fund desires to provide for its reorganization through the transfer of all of its assets to Income Fund in exchange for the assumption by Income Fund of all of the liabilities of Global Fund and the issuance by AIS of shares of Income Fund in the manner set forth in this Agreement; and

     WHEREAS, this Agreement is intended to be and is adopted by the parties hereto as a Plan of Reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

     NOW, THEREFORE, in consideration of the foregoing premises and the agreements and undertakings contained in this Agreement, AIFI, AIS and AIM Advisors agree as follows:

                                   ARTICLE 1

                                  DEFINITIONS

     SECTION 1.1. Definitions. For all purposes in this Agreement, the following terms shall have the respective meanings set forth in this Section 1.1 (such definitions to be equally applicable to both the singular and plural forms of the terms herein defined):

     "Advisers Act" means the Investment Advisers Act of 1940, as amended, and all rules and regulations of the SEC adopted pursuant thereto.

     "Affiliated Person" means an affiliated person as defined in Section 2(a)(3) of the Investment Company Act.

     "Agreement" means this Agreement and Plan of Reorganization, together with all schedules and exhibits attached hereto and all amendments hereto and thereof.

     "AIFI" means AIM International Funds, Inc., a Maryland corporation.

     "AIFI Registration Statement" means the registration statement on Form N-1A of AIFI, as amended, 1940 Act Registration No. 811-06463.

     "AIS" means AIM Investment Securities Funds, a Delaware statutory trust.

     "AIS Registration Statement" means the registration statement on Form N-1A of AIS, as amended, 1940 Act Registration No. 811-05686.

     "Benefit Plan" means any material "employee benefit plan" (as defined in Section 3(3) of ERISA) and any material bonus, deferred compensation, incentive compensation, stock ownership, stock purchase, stock option, phantom stock, vacation, retirement, profit sharing, welfare plans or other plan, arrangement or understanding maintained or contributed to by AIFI on behalf of Global Fund, or otherwise providing benefits to any current or former employee, officer or director of AIFI.

     "Closing" means the transfer of the assets of Global Fund to Income Fund, the assumption of all of Global Fund's liabilities by Income Fund and the issuance of Income Fund Shares directly to Global Fund Shareholders as described in Section 2.1 of this Agreement.

     "Closing Date" means June 23, 2003 or such other date as the parties may mutually determine.

     "Code" means the Internal Revenue Code of 1986, as amended, and all rules and regulations adopted pursuant thereto.

     "Custodian" means State Street Bank and Trust Company acting in its capacity as custodian for the assets of Income Fund and Global Fund.

     "Effective Time" means 8:00 a.m. Eastern Time on the Closing Date.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and all rules or regulations adopted pursuant thereto.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and all rules and regulations adopted pursuant thereto.

     "Global Fund" means AIM Global Income Fund, a separate series of shares of the capital stock of AIFI.

     "Global Fund Class A Shares" means Class A Shares of capital stock of Global Fund issued by AIFI.

     "Global Fund Class B Shares" means Class B Shares of capital stock of Global Fund issued by AIFI.

     "Global Fund Class C Shares" means Class C Shares of capital stock of Global Fund issued by AIFI.

     "Global Fund Financial Statements" shall have the meaning set forth in
Section 3.3 of this Agreement.

     "Global Fund Shareholders" means the holders of record as of the Effective Time of the issued and outstanding shares of capital stock in Global Fund.

     "Global Fund Shareholders Meeting" means a meeting of the shareholders of Global Fund convened in accordance with applicable law and the Articles of Incorporation of AIFI to consider and vote upon the approval of this Agreement and the Reorganization of Global Fund contemplated by this Agreement.

     "Global Fund Shares" means the issued and outstanding shares of beneficial interest in Global Fund.

     "Governmental Authority" means any foreign, United States or state government, government agency, department, board, commission (including the SEC) or instrumentality, and any court, tribunal or arbitrator of competent jurisdiction, and any governmental or non-governmental self-regulatory organization, agency or authority (including the NASD Regulation, Inc., the Commodity Futures Trading Commission, the National Futures Association, the Investment Management Regulatory Organization Limited and the Office of Fair Trading).

     "Income Fund" means AIM Income Fund, a separate series of AIS.

     "Income Fund Class A Shares" means Class A Shares of beneficial interest of Income Fund issued by AIS.

     "Income Fund Class B Shares" means Class B Shares of beneficial interest of Income Fund issued by AIS.

     "Income Fund Class C Shares" means Class C Shares of beneficial interest of Income Fund issued by AIS.

     "Income Fund Financial Statements" shall have the meaning set forth in
Section 4.3 of this Agreement.

     "Income Fund Shares" means shares of beneficial interest of Income Fund issued pursuant to Section 2.6 of this Agreement.

     "Investment Company Act" means the Investment Company Act of 1940, as amended, and all rules and regulations adopted pursuant thereto.

     "Lien" means any pledge, lien, security interest, charge, claim or encumbrance of any kind.

     "Material Adverse Effect" means an effect that would cause a change in the condition (financial or otherwise), properties, assets or prospects of an entity having an adverse monetary effect in an amount equal to or greater than $50,000.

     "Person" means an individual or a corporation, partnership, joint venture, association, trust, unincorporated organization or other entity.

     "Reorganization" means the acquisition of the assets of Global Fund by Income Fund in consideration of the assumption by Income Fund of all of the liabilities of Global Fund and the issuance by AIS of Income Fund Shares directly to Global Fund Shareholders as described in this Agreement, and the termination of Global Fund's status as a designated series of shares of AIFI.

     "Required Shareholder Vote" shall have the meaning set forth in Section
3.17 of this Agreement.

     "Return" means any return, report or form or any attachment thereto required to be filed with any taxing authority.

     "SEC" means the United States Securities and Exchange Commission.

     "Securities Act" means the Securities Act of 1933, as amended, and all rules and regulations adopted pursuant thereto.

     "Tax" means any tax or similar governmental charge, impost or levy (including income taxes (including alternative minimum tax and estimated tax), franchise taxes, transfer taxes or fees, sales taxes, use taxes, gross receipts taxes, value added taxes, employment taxes, excise taxes, ad valorem taxes, property taxes, withholding taxes, payroll taxes, minimum taxes, or windfall profit taxes), together with any related penalties, fines, additions to tax or interest, imposed by the United States or any state, county, local or foreign government or subdivision or agency thereof.

     "Valuation Date" shall have the meaning set forth in Section 2.3 of this Agreement.

                                   ARTICLE 2

                               TRANSFER OF ASSETS

     SECTION 2.1. Reorganization of Global Fund. At the Effective Time, all of the assets of Global Fund shall be delivered to the Custodian for the account of Income Fund in exchange for the assumption by Income Fund of all of the liabilities of any kind of Global Fund and delivery by AIS directly to (i) the holders of record as of the Effective Time of the issued and outstanding Class A shares of Global Fund of a number of Income Fund Class A shares (including, if applicable, fractional shares rounded to the nearest thousandth), to (ii) the holders of record as of the Effective Time of the issued and outstanding Class B shares of Global Fund of a number of Income Fund Class B shares (including, if applicable, fractional shares rounded to the nearest thousandth), and to (iii) the holders of record as of the Effective

Time of the issued and outstanding Class C shares of Global Fund of a number of Income Fund Class C shares (including, if applicable, fractional shares rounded to the nearest thousandth), having an aggregate net asset value equal to the net value of the assets of Global Fund so transferred, assigned and delivered, all determined and adjusted as provided in Section 2.2 below. Upon delivery of such assets, Income Fund will receive good and marketable title to such assets free and clear of all Liens.

     SECTION 2.2.  Computation of Net Asset Value.

     (a) The net asset value of Income Fund Shares, and the net value of the assets of Global Fund, shall, in each case, be determined as of the close of regular trading on the New York Stock Exchange ("NYSE") on the Valuation Date.

     (b) The net asset value of Income Fund Shares shall be computed in accordance with the policies and procedures of Income Fund as described in the AIS Registration Statement.

     (c) The net value of the assets of Global Fund to be transferred to Income Fund pursuant to this Agreement shall be computed in accordance with the policies and procedures of Global Fund as described in the AIFI Registration Statement.

     (d) All computations of value regarding the net assets of Global Fund and the net asset value of Income Fund Shares to be issued pursuant to this Agreement shall be made by agreement of AIFI and AIS. The parties agree to use commercially reasonable efforts to resolve any material pricing differences between the prices of portfolio securities determined in accordance with their respective pricing policies and procedures.

     SECTION 2.3. Valuation Date. The assets of Global Fund and the net asset value per share of Income Fund Shares shall be valued as of the close of regular trading on the NYSE on the business day next preceding the Closing Date (the "Valuation Date"). The share transfer books of Global Fund will be permanently closed as of the close of business on the Valuation Date and only requests for the redemption of shares of Global Fund received in proper form prior to the close of regular trading on the NYSE on the Valuation Date shall be accepted by Global Fund. Redemption requests thereafter received by Global Fund shall be deemed to be redemption requests for Income Fund Class A Shares, Income Fund Class B Shares or Income Fund Class C Shares, as applicable (assuming that the transactions contemplated by this Agreement have been consummated), to be distributed to Global Fund Shareholders under this Agreement.

     SECTION 2.4.  Delivery.

     (a) Assets held by Global Fund shall be delivered by AIFI to the Custodian on the Closing Date. No later than three (3) business days preceding the Closing Date, AIFI shall instruct the Custodian to transfer such assets to the account of Income Fund. The assets so delivered shall be duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, if any, or a check for the appropriate purchase price thereof. Cash held by Global Fund shall be delivered on the Closing Date and shall be in the form of currency or wire transfer in Federal funds, payable to the order of the account of Income Fund at the Custodian.

     (b) If, on the Closing Date, Global Fund is unable to make delivery in the manner contemplated by Section 2.4(a) of securities held by Global Fund for the reason that any of such securities purchased prior to the Closing Date have not yet been delivered to Global Fund or its broker, then AIS shall waive the delivery requirements of Section 2.4(a) with respect to said undelivered securities if Global Fund has delivered to the Custodian by or on the Closing Date, and with respect to said undelivered securities, executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by AIS or the Custodian, including brokers' confirmation slips.

     SECTION 2.5. Termination of Series. As soon as reasonably practicable after the Closing Date, the status of Global Fund as a designated series of capital stock of AIFI shall be terminated; provided, however, that the termination of the status of Global Fund as a series of capital stock of AIFI shall not be required if the Reorganization shall not have been consummated.

     SECTION 2.6. Issuance of Income Fund Shares. At the Effective Time, Global Fund Shareholders of record as of the close of regular trading on the NYSE on the Valuation Date holding Global Fund Class A shares shall be issued that number of full and fractional Class A shares of Income Fund having a net asset value equal to the net asset value of Global Fund Class A shares held by Global Fund Shareholders on the Valuation Date, Global Fund Shareholders of record as of the Valuation Date holding Global Fund Class B shares shall be issued that number of full and fractional Class B shares of Income Fund having a net asset value equal to the net asset value of Global Fund Class B Shares held by Global Fund Shareholders on the Valuation Date, and Global Fund Shareholders of record as of the Valuation Date holding Global Fund Class C shares shall be issued that number of full and fractional Class C shares of Income Fund having a net asset value equal to the net asset value of Global Fund Class C shares held by Global Fund Shareholders on the Valuation Date. All issued and outstanding shares of capital stock in Global Fund shall thereupon be canceled on the books of AIFI. AIFI shall provide instructions to the transfer agent of AIS with respect to Income Fund Class A Shares, Income Fund Class B Shares and Income Fund Class C Shares to be issued to Global Fund Shareholders. AIS shall have no obligation to inquire as to the validity, propriety or correctness of any such instruction, but shall, in each case, assume that such instruction is valid, proper and correct. AIS shall record on its books the ownership of Income Fund Class A shares, Income Fund Class B shares and Income Fund Class C Shares by Global Fund Shareholders and shall forward a confirmation of such ownership to Global Fund Shareholders. No redemption or repurchase of such shares credited to former Global Fund Shareholders in respect of Global Fund shares represented by unsurrendered share certificates shall be permitted until such certificates have been surrendered to AIS for cancellation, or if such certificates are lost or misplaced, until lost certificate affidavits have been executed and delivered to AIS.

     SECTION 2.7. Investment Securities. On or prior to the Valuation Date, AIFI shall deliver a list setting forth the securities Global Fund then owned together with the respective Federal income tax bases thereof. AIFI shall provide to AIS on or before the Valuation Date, detailed tax basis accounting records for each security to be transferred to it pursuant to this Agreement. Such records shall be prepared in accordance with the requirements for specific identification tax lot accounting and clearly reflect the bases used for determination of gain and loss realized on the sale of any security transferred to Income Fund hereunder. Such records shall be made available by AIFI prior to the Valuation Date for inspection by the Treasurer (or his or her designee) or the auditors of AIS upon reasonable request.

     SECTION 2.8. Liabilities. Global Fund shall use reasonable best efforts to discharge all of its known liabilities, so far as may be possible, prior to the Closing Date.

                                   ARTICLE 3

                     REPRESENTATIONS AND WARRANTIES OF AIFI

     AIFI, on behalf of Global Fund, represents and warrants to AIS as follows:

     SECTION 3.1. Organization; Authority. AIFI is duly organized, validly existing and in good standing under the Maryland General Corporation Law, with all requisite corporate power and authority to enter into this Agreement and perform its obligations hereunder.

     SECTION 3.2. Registration and Regulation of AIFI. AIFI is duly registered with the SEC as an investment company under the Investment Company Act and all Global Fund Shares which have been or are being offered for sale have been duly registered under the Securities Act and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by AIFI to revoke or rescind any such registration or qualification. Global Fund is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws.

Global Fund is in compliance in all material respects with the investment policies and restrictions applicable to it set forth in the AIFI Registration Statement currently in effect. The value of the net assets of Global Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the Investment Company Act and the policies of Global Fund and all purchases and redemptions of Global Fund Shares have been effected at the net asset value per share calculated in such manner.

     SECTION 3.3. Financial Statements. The books of account and related records of Global Fund fairly reflect in reasonable detail its assets, liabilities and transactions in accordance with generally accepted accounting principles applied on a consistent basis. The audited financial statements for the fiscal year ended October 31, 2002 of Global Fund previously delivered to AIS (the "Global Fund Financial Statements") present fairly in all material respects the financial position of Global Fund as of the date indicated and the results of operations and changes in net assets for the period then ended in accordance with generally accepted accounting principles applied on a consistent basis for the period then ended.

     SECTION 3.4. No Material Adverse Changes; Contingent Liabilities. Since October 31, 2002 no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of Global Fund or the status of Global Fund as a regulated investment company under the Code, other than changes resulting from any change in general conditions in the financial or securities markets or the performance of any investments made by Global Fund or occurring in the ordinary course of business of Global Fund or AIFI. There are no contingent liabilities of Global Fund not disclosed in the Global Fund Financial Statements which are required to be disclosed in accordance with generally accepted accounting principles.

     SECTION 3.5.  Global Fund Shares; Liabilities; Business Operations.

     (a) Global Fund Shares have been duly authorized and validly issued and are fully paid and non-assessable.

     (b) During the five-year period ending on the date of the Reorganization, neither Global Fund nor any person related to Global Fund (as defined in Section 1.368-1(e)(3) of the Treasury Regulations without regard to Section 1.368-1(e)(3)(i)(A)) will have directly or through any transaction, agreement, or arrangement with any other person, (i) acquired shares of Global Fund for consideration other than shares of Global Fund, except for shares redeemed in the ordinary course of Global Fund's business as an open-end investment company as required by the Investment Company Act, or (ii) made distributions with respect to Global Fund's Shares, except for (a) distributions necessary to satisfy the requirements of Sections 852 and 4982 of the Code for qualification as a regulated investment company and avoidance of excise tax liability and (b) additional distributions, to the extent such additional distributions do not exceed 50 percent of the value (without giving effect to such distributions) of the proprietary interest in Global Fund on the Effective Date.

     (c) At the time of its Reorganization, Global Fund shall not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person could acquire Global Fund Shares, except for the right of investors to acquire Global Fund Shares at net asset value in the normal course of its business as a series of an open-end management investment company operating under the Investment Company Act.

     (d) From the date it commenced operations and ending on the Closing Date, Global Fund will have conducted its historic business within the meaning of
Section 1.368-1(d)(2) of the Income Tax Regulations under the Code in a substantially unchanged manner. In anticipation of its Reorganization, Global Fund will not dispose of assets that, in the aggregate, will result in less than fifty percent (50%) of its historic business assets (within the meaning of Section 1.368-1(d) of those regulations) being transferred to Income Fund.

     (e) AIFI does not have, and has not had during the six (6) months prior to the date of this Agreement, any employees, and shall not hire any employees from and after the date of this Agreement through the Closing Date.

     SECTION 3.6. Accountants. PricewaterhouseCoopers LLP, which has reported upon the Global Fund Financial Statements for the fiscal year ended October 31, 2002, is the independent public accountant as required by the Securities Act and the Exchange Act.

     SECTION 3.7. Binding Obligation. This Agreement has been duly authorized, executed and delivered by AIFI on behalf of Global Fund and, assuming this Agreement has been duly executed and delivered by AIS and approved by Global Fund Shareholders, constitutes the legal, valid and binding obligation of AIFI enforceable against AIFI in accordance with its terms from and with respect to the revenues and assets of Global Fund, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors rights generally, or by general equity principles (whether applied in a court of law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).

     SECTION 3.8. No Breaches or Defaults. The execution and delivery of this Agreement by AIFI on behalf of Global Fund and performance by AIFI of its obligations hereunder has been duly authorized by all necessary corporate action on the part of AIFI, other than Global Fund Shareholders approval, and (i) do not, and on the Closing Date will not, result in any violation of the Charter or bylaws of AIFI and (ii) do not, and on the Closing Date will not, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any property or assets of Global Fund (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect) under (A) any indenture, mortgage or loan agreement or any other material agreement or instrument to which AIFI is a party or by which it may be bound and which relates to the assets of Global Fund or to which any property of Global Fund may be subject; (B) any Permit (as defined below); or (C) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over AIFI or any property of Global Fund. AIFI is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     SECTION 3.9. Authorizations or Consents. Other than those which shall have been obtained or made on or prior to the Closing Date and those that must be made after the Closing Date to comply with Section 2.5 of this Agreement, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority will be required to be obtained or made by AIFI in connection with the due execution and delivery by AIFI of this Agreement and the consummation by AIFI of the transactions contemplated hereby.

     SECTION 3.10. Permits. AIFI has in full force and effect all approvals, consents, authorizations, certificates, filings, franchises, licenses, notices, permits and rights of Governmental Authorities (collectively, "Permits") necessary for it to conduct its business as presently conducted as it relates to Global Fund, and there has occurred no default under any Permit, except for the absence of Permits and for defaults under Permits the absence or default of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of AIFI there are no proceedings relating to the suspension, revocation or modification of any Permit, except for such that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

     SECTION 3.11.  No Actions, Suits or Proceedings.

     (a) There is no pending action, litigation or proceeding, nor, to the knowledge of AIFI, has any litigation been overtly threatened in writing or, if probable of assertion, orally, against AIFI before any Governmental Authority which questions the validity or legality of this Agreement or of the actions contemplated hereby or which seeks to prevent the consummation of the transactions contemplated hereby, including the Reorganization.

     (b) There are no judicial, administrative or arbitration actions, suits, or proceedings instituted or pending or, to the knowledge of AIFI, threatened in writing or, if probable of assertion, orally, against

AIFI affecting any property, asset, interest or right of Global Fund, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to Global Fund. There are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by any Governmental Authority relating to AIFI's conduct of the business of Global Fund affecting in any significant respect the conduct of such business. AIFI is not, and has not been to the knowledge of AIFI, the target of any investigation by the SEC or any state securities administrator with respect to its conduct of the business of Global Fund.

     SECTION 3.12. Contracts. AIFI is not in default under any contract, agreement, commitment, arrangement, lease, insurance policy or other instrument to which it is a party and which involves or affects the assets of Global Fund, by which the assets, business, or operations of Global Fund may be bound or affected, or under which it or the assets, business or operations of Global Fund receives benefits, and which default could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, and, to the knowledge of AIFI there has not occurred any event that, with the lapse of time or the giving of notice or both, would constitute such a default.

     SECTION 3.13. Properties and Assets. Global Fund has good and marketable title to all properties and assets reflected in the Global Fund Financial Statements as owned by it, free and clear of all Liens, except as described in Global Fund Financial Statements.

     SECTION 3.14.  Taxes.

     (a) Global Fund has elected to be treated as a regulated investment company under Subchapter M of the Code and is a separate corporation within the meaning of Section 851(g)(1) of the Code. Global Fund has qualified as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date. Global Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it. In order to (i) ensure continued qualification of Global Fund as a "regulated investment company" for tax purposes and (ii) eliminate any tax liability of Global Fund arising by reason of undistributed investment company taxable income or net capital gain, AIFI will declare on or prior to the Valuation Date to the shareholders of Global Fund a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing (A) all of Global Fund's investment company taxable income (determined without regard to any deductions for dividends paid) for the short taxable year beginning on November 1, 2002 and ending on the Closing Date and (B) all of Global Fund's net capital gain recognized in its taxable year ended October 31, 2002 and in such short taxable year (after reduction for any capital loss carryover).

     (b) Global Fund has timely filed all Returns required to be filed by it and all Taxes with respect thereto have been paid, except where the failure so to file or so to pay, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Adequate provision has been made in the Global Fund Financial Statements for all Taxes in respect of all periods ended on or before the date of such financial statements, except where the failure to make such provisions would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No deficiencies for any Taxes have been proposed, assessed or asserted in writing by any taxing authority against Global Fund, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending and no Returns of Global Fund are currently being or have been audited with respect to income taxes or other Taxes by any Federal, state, local or foreign Tax authority.

     SECTION 3.15. Benefit and Employment Obligations. On or prior to the Closing Date, Global Fund will have no obligation to provide any post-retirement or post-employment benefit to any Person, including but not limited to under any Benefit Plan, and have no obligation to provide unfunded deferred compensation or other unfunded or self-funded benefits to any Person, except that Global Fund is liable for its proportionate share of the expenses arising in connection with the retirement and deferred compensation benefits made available to the directors and trustees of certain investment companies advised by AIM Advisors.

     SECTION 3.16. Brokers. No broker, finder or similar intermediary has acted for or on behalf of AIFI in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with AIFI or any action taken by it.

     SECTION 3.17. Voting Requirements. The vote of a majority of the shares cast at a meeting of Global Fund shareholders at which a quorum is present (the "Required Shareholder Vote") is the only vote of the holders of any class or series of shares of capital stock in Global Fund necessary to approve this Agreement and the Reorganization of Global Fund contemplated by this Agreement.

     SECTION 3.18. State Takeover Statutes. No state takeover statute or similar statute or regulation applies or purports to apply to the Reorganization, this Agreement or any of the transactions contemplated by this Agreement.

     SECTION 3.19. Books and Records. The books and records of AIFI relating to Global Fund, reflecting, among other things, the purchase and sale of Global Fund Shares, the number of issued and outstanding shares owned by each Global Fund Shareholder and the state or other jurisdiction in which such shares were offered and sold, are complete and accurate in all material respects.

     SECTION 3.20. Prospectus and Statement of Additional Information. The current prospectus and statement of additional information for Global Fund as of the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     SECTION 3.21. No Distribution. Income Fund Shares are not being acquired for the purpose of any distribution thereof, other than in accordance with the terms of this Agreement.

     SECTION 3.22. Liabilities of Global Fund. The liabilities of Global Fund that are to be assumed by Income Fund in connection with the Reorganization, or to which the assets of Global Fund to be transferred in the Reorganization are subject, were incurred by Global Fund in the ordinary course of its business. The fair market value of the assets of Global Fund to be transferred to Income Fund in the Reorganization will equal or exceed the sum of the liabilities to be assumed by Income Fund plus the amount of liabilities, if any, to which such transferred assets will be subject.

     SECTION 3.23. Value of Shares. The fair market value of Income Fund Class A Shares received by Global Fund Shareholders in the Reorganization will be approximately equal to the fair market value of Global Fund Class A shares constructively surrendered in exchange therefor, the fair market value of Income Fund Class B Shares received by Global Fund Shareholders in the Reorganization will be approximately equal to the fair market value of Global Fund Class B shares constructively surrendered in exchange therefor, and the fair market value of Income Fund Class C Shares received by Global Fund Shareholders in the Reorganization will be approximately equal to the fair market value of Global Fund Class C shares constructively surrendered in exchange therefor.

     SECTION 3.24. Shareholder Expenses. Global Fund Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization.

     SECTION 3.25. Intercompany Indebtedness. There is no intercompany indebtedness between AIFI and AIS that was issued or acquired, or will be settled, at a discount.

                                   ARTICLE 4

                     REPRESENTATIONS AND WARRANTIES OF AIS

     AIS, on behalf of Income Fund, represents and warrants to AIFI as follows:

     SECTION 4.1. Organization; Authority. AIS is duly organized, validly existing and in good standing under the Delaware Statutory Trust Act, with all requisite trust power and authority to enter into this Agreement and perform its obligations hereunder.

     SECTION 4.2. Registration and Regulation of AIS. AIS is duly registered with the SEC as an investment company under the Investment Company Act. Income Fund is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. Income Fund is in compliance in all material respects with the applicable investment policies and restrictions set forth in the AIS Registration Statement. The value of the net assets of Income Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the Investment Company Act and the policies of Income Fund and all purchases and redemptions of Income Fund Shares have been effected at the net asset value per share calculated in such manner.

     SECTION 4.3. Financial Statements. The books of account and related records of Income Fund fairly reflect in reasonable detail its assets, liabilities and transactions in accordance with generally accepted accounting principles applied on a consistent basis. The audited financial statements for the fiscal year ended July 31, 2002, and the unaudited financial statements for the six-month period ended January 31, 2003 of Income Fund previously delivered to AIFI (the "Income Fund Financial Statements") present fairly in all material respects the financial position of Income Fund as of the date indicated and the results of operations and changes in net assets for the period then ended in accordance with generally accepted accounting principles applied on a consistent basis for the period then ended.

     SECTION 4.4. No Material Adverse Changes; Contingent Liabilities. Since January 31, 2003, no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of Income Fund or the status of Income Fund as a regulated investment company under the Code, other than changes resulting from any change in general conditions in the financial or securities markets or the performance of any investments made by Income Fund or occurring in the ordinary course of business of Income Fund or AIS. There are no contingent liabilities of Income Fund not disclosed in the Income Fund Financial Statements which are required to be disclosed in accordance with generally accepted accounting principles.

     SECTION 4.5. Registration of Income Fund Class A Shares, Income Fund Class B Shares and Income Fund Class C Shares.

     (a) The shares of beneficial interest of AIS are divided into nine portfolios, including Income Fund. Income Fund currently has four classes of shares, Class A shares, Class B shares, Class C shares and Class R shares. Under its Agreement and Declaration of Trust, AIS is authorized to issue an unlimited number of shares of each class.

     (b) Income Fund Shares to be issued pursuant to Section 2.6 shall on the Closing Date be duly registered under the Securities Act by a Registration Statement on Form N-14 of AIS then in effect.

     (c) Income Fund Shares to be issued pursuant to Section 2.6 are duly authorized and on the Closing Date will be validly issued and fully paid and non-assessable and will conform to the description thereof contained in the Registration Statement on Form N-14 then in effect. At the time of its Reorganization, Income Fund shall not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person could acquire Income Fund Class A, Income Fund Class B or Income Fund Class C shares, except for the right of investors to acquire Income Fund Class A Shares, Income Fund Class B Shares or Income Fund Class C Shares at net asset value in the normal course of its business as a series of an open-end management investment company operating under the Investment Company Act.

     (d) The combined proxy statement/prospectus (the "Combined Proxy Statement/Prospectus"), which forms a part of AIS's Registration Statement on Form N-14, shall be furnished to Global Fund Shareholders entitled to vote at the Global Fund Shareholders Meeting. The Combined Proxy Statement/ Prospectus and related Statement of Additional Information of Income Fund, when they become effective, shall conform to the applicable requirements of the Securities Act and the Investment Company Act and shall not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading, provided, however, that no representation or warranty is made with respect to written information provided by AIFI for inclusion in the Combined Proxy Statement/ Prospectus.

     (e) The shares of Income Fund which have been or are being offered for sale (other than the Income Fund Shares to be issued in connection with the Reorganization) have been duly registered under the Securities Act by the AIS Registration Statement and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by AIS to revoke or rescind any such registration or qualification.

     SECTION 4.6. Accountants. Ernst & Young LLP, which has reported upon the Income Fund Financial Statements for the period ended July 31, 2002, is the independent public accountant as required by the Securities Act and the Exchange Act.

     SECTION 4.7. Binding Obligation. This Agreement has been duly authorized, executed and delivered by AIS on behalf of Income Fund and, assuming this Agreement has been duly executed and delivered by AIFI, constitutes the legal, valid and binding obligation of AIS, enforceable against AIS in accordance with its terms from and with respect to the revenues and assets of Income Fund, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors' rights generally, or by general equity principles (whether applied in a court or law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).

     SECTION 4.8. No Breaches or Defaults. The execution and delivery of this Agreement by AIS on behalf of Income Fund and performance by AIS of its obligations hereunder have been duly authorized by all necessary trust action on the part of AIS and (i) do not, and on the Closing Date will not, result in any violation of the Agreement and Declaration of Trust or bylaws of AIS and (ii) do not, and on the Closing Date will not, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any property or assets of Income Fund (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect) under (A) any indenture, mortgage or loan agreement or any other material agreement or instrument to which AIS is a party or by which it may be bound and which relates to the assets of Income Fund or to which any properties of Income Fund may be subject; (B) any Permit; or (C) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over AIS or any property of Income Fund. AIS is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     SECTION 4.9. Authorizations or Consents. Other than those which shall have been obtained or made on or prior to the Closing Date, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority will be required to be obtained or made by AIS in connection with the due execution and delivery by AIS of this Agreement and the consummation by AIS of the transactions contemplated hereby.

     SECTION 4.10. Permits. AIS has in full force and effect all Permits necessary for it to conduct its business as presently conducted as it relates to Income Fund, and there has occurred no default under any

Permit, except for the absence of Permits and for defaults under Permits the absence or default of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of AIS there are no proceedings relating to the suspension, revocation or modification of any Permit, except for such that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

     SECTION 4.11.  No Actions, Suits or Proceedings.

     (a) There is no pending action, suit or proceeding, nor, to the knowledge of AIS, has any litigation been overtly threatened in writing or, if probable of assertion, orally, against AIS before any Governmental Authority which questions the validity or legality of this Agreement or of the transactions contemplated hereby, or which seeks to prevent the consummation of the transactions contemplated hereby, including the Reorganization.

     (b) There are no judicial, administrative or arbitration actions, suits, or proceedings instituted or pending or, to the knowledge of AIS, threatened in writing or, if probable of assertion, orally, against AIS, affecting any property, asset, interest or right of Income Fund, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to Income Fund. There are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by any Governmental Authority relating to AIS's conduct of the business of Income Fund affecting in any significant respect the conduct of such business. AIS is not, and has not been, to the knowledge of AIS, the target of any investigation by the SEC or any state securities administrator with respect to its conduct of the business of Income Fund.

     SECTION 4.12.  Taxes.

     (a) Income Fund has elected to be treated as a regulated investment company under Subchapter M of the Code and is a separate corporation within the meaning of Section 851(g)(1) of the Code. Income Fund has qualified as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will satisfy the requirements of Part I of Subchapter M of the Code to maintain such qualification for its current taxable year. Income Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it.

     (b) Income Fund has timely filed all Returns required to be filed by it and all Taxes with respect thereto have been paid, except where the failure so to file or so to pay, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Adequate provision has been made in the Income Fund Financial Statements for all Taxes in respect of all periods ending on or before the date of such financial statements, except where the failure to make such provisions would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No deficiencies for any Taxes have been proposed, assessed or asserted in writing by any taxing authority against Income Fund, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending and no Return of Income Fund is currently being or has been audited with respect to income taxes or other Taxes by any Federal, state, local or foreign Tax authority.

     SECTION 4.13. Brokers. No broker, finder or similar intermediary has acted for or on behalf of AIS in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with AIS or any action taken by it.

     SECTION 4.14.  Representations Concerning the Reorganization.

     (a) AIS has no plan or intention to reacquire any Income Fund Shares issued in the Reorganization, except to the extent that Income Fund is required by the Investment Company Act to redeem any of its shares presented for redemption at net asset value in the ordinary course of its business as an open-end, management investment company.

     (b) Income Fund has no plan or intention to sell or otherwise dispose of any of the assets of Global Fund acquired in the Reorganization, other than in the ordinary course of its business and to the extent necessary to maintain its status as a "regulated investment company" under the Code.

     (c) Following the Reorganization, Income Fund will continue an "historic business" (within the meaning of Section 1.368-1(d) of the Income Tax Regulations under the Code) of Global Fund or use a significant portion of Global Fund's historic business assets in a business.

     (d) Prior to or in the Reorganization, neither Income Fund nor any person related to Income Fund (for purposes of this paragraph as defined in Section 1.368-1(e)(3) of the Treasury Regulations) will have acquired directly or through any transaction, agreement or arrangement with any other person, shares of Global Fund with consideration other than shares of Income Fund. There is no plan or intention by Income Fund or any person related to Income Fund to acquire or redeem any of the Income Fund Shares issued in the Reorganization either directly or through any transaction, agreement, or arrangement with any other person, other than redemptions in the ordinary course of Income Fund's business as an open-end investment company as required by the Investment Company Act.

     SECTION 4.15. Prospectus and Statement of Additional Information. The current prospectus and statement of additional information for Income Fund as of the date on which it was issued does not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date does not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     SECTION 4.16. Value of Shares. The fair market value of Income Fund Class A Shares received by Global Fund Shareholders in the Reorganization will be approximately equal to the fair market value of Global Fund Class A shares constructively surrendered in exchange therefor, the fair market value of Income Fund Class B Shares received by Global Fund Shareholders in the Reorganization will be approximately equal to the fair market value of Global Fund Class B shares constructively surrendered therefor, and the fair market value of Income Fund Class C Shares received by Global Fund Shareholders in the Reorganization will be approximately equal to the fair market value of Global Fund Class C shares constructively surrendered therefor.

     SECTION 4.17. Intercompany Indebtedness; Consideration. There is no intercompany indebtedness between AIFI and AIS that was issued or acquired, or will be settled, at a discount. No consideration other than Income Fund Shares (and Income Fund's assumption of Global Fund's liabilities, including for this purpose all liabilities to which the assets of Global Fund are subject) will be issued in exchange for the assets of Global Fund acquired by Income Fund in connection with the Reorganization. The fair market value of the assets of Global Fund transferred to Income Fund in the Reorganization will equal or exceed the sum of the liabilities assumed by Income Fund, plus the amount of liabilities, if any, to which such transferred assets are subject.

                                   ARTICLE 5

                                   COVENANTS

     SECTION 5.1.  Conduct of Business.

     (a) From the date of this Agreement up to and including the Closing Date (or, if earlier, the date upon which this Agreement is terminated pursuant to Article 7), AIFI shall conduct the business of Global Fund only in the ordinary course and substantially in accordance with past practices, and shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business of Global Fund in the ordinary course in all material respects.

     (b) From the date of this Agreement up to and including the Closing Date (or, if earlier, the date upon which this Agreement is terminated pursuant to Article 7), AIS shall conduct the business of Income Fund only in the ordinary course and substantially in accordance with past practices, and shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business relations necessary to conduct the business operations of Income Fund in the ordinary course in all material respects; provided, however, that this Section 5.1(b) shall not preclude the combination of Income Fund with AIM Strategic Income Fund, a series portfolio of AIM Investment Funds.

     SECTION 5.2. Announcements. AIFI and AIS shall consult with each other before issuing any press release or otherwise making any public statements with respect to this Agreement and the transactions contemplated by this Agreement, and neither AIFI nor AIS shall issue any such press release or make any public statement without the prior written approval of the other party to this Agreement, such approval not to be unreasonably withheld, except as may be required by law.

     SECTION 5.3. Expenses. Global Fund and Income Fund shall each, respectively, bear the expenses they incur in connection with this Agreement and the Reorganization and other transactions contemplated hereby.

     SECTION 5.4. Further Assurances. Each of the parties hereto shall execute such documents and other papers and perform such further acts as may be reasonably required to carry out the provisions hereof and the transactions contemplated hereby. Each such party shall, on or prior to the Closing Date, use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to the consummation of the Reorganization, including the execution and delivery of any documents, certificates, instruments or other papers that are reasonably required for the consummation of the Reorganization.

     SECTION 5.5. Notice of Events. AIS shall give prompt notice to AIFI, and AIFI shall give prompt notice to AIS, of (a) the occurrence or non-occurrence of any event which to the knowledge of AIS or to the knowledge of AIFI, the occurrence or non-occurrence of which would be likely to result in any of the conditions specified in (i) in the case of AIFI, Sections 6.1 and 6.2 or (ii) in the case of AIS, Sections 6.2 and 6.3, not being satisfied so as to permit the consummation of the Reorganization and (b) any material failure on its part, or on the part of the other party hereto of which it has knowledge, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this Section 5.5 shall not limit or otherwise affect the remedies available hereunder to any party.

     SECTION 5.6.  Access to Information.

     (a) AIFI will, during regular business hours and on reasonable prior notice, allow AIS and its authorized representatives reasonable access to the books and records of AIFI pertaining to the assets of Global Fund and to officers of AIFI knowledgeable thereof; provided, however, that any such access shall not significantly interfere with the business or operations of AIFI.

     (b) AIS will, during regular business hours and on reasonable prior notice, allow AIFI and its authorized representatives reasonable access to the books and records of AIS pertaining to the assets of Income Fund and to officers of AIS knowledgeable thereof; provided, however, that any such access shall not significantly interfere with the business or operations of AIS.

     SECTION 5.7. Consents, Approvals and Filings. Each of AIFI and AIS shall make all necessary filings, as soon as reasonably practicable, including, without limitation, those required under the Securities Act, the Exchange Act, the Investment Company Act and the Advisers Act, in order to facilitate prompt consummation of the Reorganization and the other transactions contemplated by this Agreement. In addition, each of AIFI and AIS shall use its reasonable best efforts, and shall cooperate fully with each other (i) to comply as promptly as reasonably practicable with all requirements of Governmental Authorities applicable to the Reorganization and the other transactions contemplated herein and (ii) to obtain as promptly as reasonably practicable all necessary permits, orders or other consents of Governmental Authorities and consents of all third parties necessary for the consummation of the Reorganization and the other transactions contemplated herein. Each of AIFI and AIS shall use reasonable efforts to provide such information and communications to Governmental Authorities as such Governmental Authorities may request.

     SECTION 5.8. Submission of Agreement to Shareholders. AIFI shall take all action necessary in accordance with applicable law and its Charter and bylaws to convene the Global Fund Shareholders Meeting. AIFI shall, through its Board of Directors, recommend to Global Fund Shareholders approval of this Agreement and the transactions contemplated by this Agreement. AIFI shall use its reasonable best efforts to hold a Global Fund Shareholders Meeting as soon as practicable after the date hereof.

                                   ARTICLE 6

                   CONDITIONS PRECEDENT TO THE REORGANIZATION

     SECTION 6.1. Conditions Precedent of AIS. The obligation of AIS to consummate the Reorganization is subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived in writing by AIS.

          (a) The representations and warranties of AIFI on behalf of Global Fund participating in the Reorganization set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though all such representations and warranties had been made as of the Closing Date.

          (b) AIFI shall have complied with and satisfied in all material respects all agreements and conditions relating to Global Fund participating in the Reorganization set forth herein on its part to be performed or satisfied at or prior to the Closing Date.

          (c) AIS shall have received at the Closing Date (i) a certificate, dated as of the Closing Date, from an officer of AIFI, in such individual's capacity as an officer of AIFI and not as an individual, to the effect that the conditions specified in Section 6.1(a) and (b) have been satisfied and
     (ii) a certificate, dated as of the Closing Date, from the Secretary or Assistant Secretary of AIFI certifying as to the accuracy and completeness of the attached Charter and bylaws of AIFI, and resolutions, consents and authorizations of or regarding AIFI with respect to the execution and delivery of this Agreement and the transactions contemplated hereby.

          (d) AIS shall have received the signed opinion of Ballard Spahr Andrews & Ingersoll, LLP, counsel to AIFI, or other counsel reasonably acceptable to AIS, in form and substance reasonably acceptable to counsel for AIS, as to the matters set forth in Schedule 6.1(d).

          (e) The dividend or dividends described in the last sentence of
     Section 3.14(a) shall have been declared.

     SECTION 6.2. Mutual Conditions. The obligations of AIFI and AIS to consummate a Reorganization are subject to the satisfaction, at or prior to the Closing Date, of all of the following further conditions, any one or more of which may be waived in writing by AIFI and AIS, but only if and to the extent that such waiver is mutual.

          (a) All filings required to be made prior to the Closing Date with, and all consents, approvals, permits and authorizations required to be obtained on or prior to the Closing Date from Governmental Authorities in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated herein by AIFI and AIS shall have been made or obtained, as the case may be; provided, however, that such consents, approvals, permits and authorizations may be subject to conditions that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

          (b) This Agreement, the Reorganization of Global Fund and related matters shall have been approved and adopted at the Global Fund Shareholders Meeting by the shareholders of Global Fund on the record date by the Required Shareholder Vote.

          (c) The assets of Global Fund to be acquired by Income Fund shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by Global Fund immediately prior to the Reorganization. For purposes of this Section 6.2(c), assets used by Global Fund to pay the expenses it incurs in connection with this Agreement and the Reorganization and to effect all shareholder redemptions and distributions (other than regular, normal dividends and regular, normal redemptions pursuant to the Investment Company Act, and not in excess of the requirements of Section 852 of the Code, occurring in the ordinary course of Global Fund's business as a series of an open-end management investment company) after the date of this Agreement shall be included as assets of Global Fund held immediately prior to the Reorganization.

          (d) No temporary restraining order, preliminary or permanent injunction or other order issued by any Governmental Authority preventing the consummation of the Reorganization on the Closing Date shall be in effect; provided, however, that the party or parties invoking this condition shall use reasonable efforts to have any such order or injunction vacated.

          (e) The Registration Statement on Form N-14 filed by AIS with respect to Income Fund Shares to be issued to Global Fund Shareholders in connection with the Reorganization shall have become effective under the Securities Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act.

          (f) AIFI and AIS shall have received on or before the Closing Date an opinion of Ballard Spahr Andrews & Ingersoll, LLP ("BSA&I") in form and substance reasonably acceptable to AIFI and AIS, as to the matters set forth on Schedule 6.2(f). In rendering such opinion, BSA&I may request and rely upon representations contained in certificates of officers of AIFI, AIS and others, and the officers of AIFI and AIS shall use their best efforts to make available such truthful certificates.

     SECTION 6.3. Conditions Precedent of AIFI. The obligation of AIFI to consummate the Reorganization is subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived in writing by AIFI.

          (a) The representations and warranties of AIS on behalf of Income Fund participating in the Reorganization set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though all such representations and warranties had been made as of the Closing Date.

          (b) AIS shall have complied with and satisfied in all material respects all agreements and conditions relating to Income Fund participating in the Reorganization set forth herein on its part to be performed or satisfied at or prior to the Closing Date.

          (c) AIFI shall have received on the Closing Date (i) a certificate, dated as of the Closing Date, from an officer of AIS, in such individual's capacity as an officer of AIS and not as an individual, to the effect that the conditions specified in Sections 6.3(a) and (b) have been satisfied and
     (ii) a certificate, dated as of the Closing Date, from the Secretary or Assistant Secretary of AIS certifying as to the accuracy and completeness of the attached Agreement and Declaration of Trust and bylaws, as amended, of AIS and resolutions, consents and authorizations of or regarding AIS with respect to the execution and delivery of this Agreement and the transactions contemplated hereby.

          (d) AIFI shall have received the signed opinion of Ballard Spahr Andrews & Ingersoll, LLP, counsel to AIS, or other counsel reasonably acceptable to AIFI, in form and substance reasonably acceptable to counsel for AIFI, as to the matters set forth on Schedule 6.3(d).

                                   ARTICLE 7

                            TERMINATION OF AGREEMENT

     SECTION 7.1.  Termination.

     (a) This Agreement may be terminated on or prior to the Closing Date as follows:

          (i) by mutual written consent of AIFI and AIS; or

          (ii) at the election of AIFI or AIS:

             (A) if the Closing Date shall not be on or before September 1, 2003, or such later date as the parties hereto may agree upon, unless the failure to consummate the Reorganization is the result of a willful and material breach of this Agreement by the party seeking to terminate this Agreement;

             (B) if, upon a vote at the Global Fund Shareholders Meeting or any adjournment thereof, the Required Shareholder Vote shall not have been obtained as contemplated by Section 5.8; or

             (C) if any Governmental Authority shall have issued an order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the Reorganization and such order, decree, ruling or other action shall have become final and nonappealable.

     (b) The termination of this Agreement shall be effectuated by the delivery by the terminating party to the other party of a written notice of such termination.

     SECTION 7.2. Survival After Termination. If this Agreement is terminated in accordance with Section 7.1 hereof and the Reorganization of Global Fund is not consummated, this Agreement shall become void and of no further force and effect with respect to such Reorganization and the respective Global Fund, except for the provisions of Section 5.3.

                                   ARTICLE 8

                                 MISCELLANEOUS

     SECTION 8.1. Survival of Representations and Warranties. The representations, warranties and covenants in this Agreement or in any certificate or instrument delivered pursuant to this Agreement shall survive the consummation of the transactions contemplated hereunder for a period of one (1) year following the Closing Date.

     SECTION 8.2. Governing Law. This Agreement shall be construed and interpreted according to the laws of the State of Delaware applicable to contracts made and to be performed wholly within such state.

     SECTION 8.3. Binding Effect, Persons Benefiting, No Assignment. This Agreement shall inure to the benefit of and be binding upon the parties hereto and the respective successors and assigns of the parties and such Persons. Nothing in this Agreement is intended or shall be construed to confer upon any entity or Person other than the parties hereto and their respective successors and permitted assigns any right, remedy or claim under or by reason of this Agreement or any part hereof. Without the prior written consent of the parties hereto, this Agreement may not be assigned by any of the parties hereto.

     SECTION 8.4.  Obligations of AIS and AIFI.

     (a) AIFI and AIS hereby acknowledge and agree that Income Fund is a separate investment portfolio of AIS, that AIS is executing this Agreement on behalf of Income Fund, and that any amounts payable by AIS under or in connection with this Agreement shall be payable solely from the revenues and assets of Income Fund. AIFI further acknowledges and agrees that this Agreement has been executed by a duly authorized officer of AIS in his or her capacity as an officer of AIS intending to bind AIS as provided herein, and that no officer, trustee or shareholder of AIS shall be personally liable for the liabilities or obligations of AIS incurred hereunder.

     (b) AIFI and AIS hereby acknowledge and agree that Global Fund is a separate investment portfolio of AIFI, that AIFI is executing this Agreement on behalf of Global Fund and that any amounts payable by AIFI under or in connection with this Agreement shall be payable solely from the revenues and assets of Global Fund. AIS further acknowledges and agrees that this Agreement has been executed by a duly authorized officer of AIFI in his or her capacity as an officer of AIFI intending to bind AIFI as provided herein, and that no officer, director or shareholder of AIFI shall be personally liable for the liabilities of AIFI incurred hereunder.

     SECTION 8.5. Amendments. This Agreement may not be amended, altered or modified except by a written instrument executed by AIFI and AIS.

     SECTION 8.6. Enforcement. The parties agree irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States or any state having jurisdiction, in addition to any other remedy to which they are entitled at law or in equity.

     SECTION 8.7. Interpretation. When a reference is made in this Agreement to a Section or Schedule, such reference shall be to a Section of, or a Schedule to, this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." Each representation and warranty contained in Article 3 or 4 that relates to a general category of a subject matter shall be deemed superseded by a specific representation and warranty relating to a subcategory thereof to the extent of such specific representation or warranty.

     SECTION 8.8. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and each of which shall constitute one and the same instrument.

     SECTION 8.9. Entire Agreement; Schedules. This Agreement, including the Schedules, certificates and lists referred to herein, and any documents executed by the parties simultaneously herewith or pursuant thereto, constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, written or oral, between the parties with respect to such subject matter.

     SECTION 8.10. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand or by overnight courier, two days after being sent by registered mail, return receipt requested, or when sent by telecopier (with receipt confirmed), provided, in the case of a telecopied notice, a copy is also sent by registered mail, return receipt requested, or by courier, addressed as follows (or to such other address as a party may designate by notice to the other):

     (a) If to AIFI:

        AIM International Funds, Inc.
        11 Greenway Plaza, Suite 100
        Houston, Texas 77046-1173
        Attn: Carol F. Relihan, Esq.
        Fax: (713) 993-9185

          with a copy to:

        Ballard Spahr Andrews & Ingersoll, LLP
        1735 Market Street, 51st Floor
        Philadelphia, Pennsylvania 19103-7599
        Attn: William H. Rheiner, Esq.
        Fax: (215) 864-8999

     (b) If to AIS:

        AIM Investment Securities Funds
        11 Greenway Plaza, Suite 100
        Houston, Texas 77046-1173
        Attn: Carol F. Relihan, Esq.
        Fax: (713) 993-9185

          with a copy to:

        Ballard Spahr Andrews & Ingersoll, LLP
        1735 Market Street, 51st Floor
        Philadelphia, Pennsylvania 19103-7599
        Attn: William H. Rheiner, Esq.
        Fax: (215) 864-8999

     SECTION 8.11. Representations by AIM Advisors. In its capacity as investment adviser to AIFI, AIM Advisors represents to AIS that to the best of its knowledge the representations and warranties of AIFI and Global Fund contained in this Agreement are true and correct as of the date of this Agreement. In its capacity as investment adviser to AIS, AIM Advisors represents to AIFI that to the best of its knowledge the representations and warranties of AIS and Income Fund contained in this Agreement are true and correct as of the date of this Agreement. For purposes of this Section 8.11, the best knowledge standard shall be deemed to mean that the officers of AIM Advisors who have substantive responsibility for the provision of investment advisory services to AIFI and AIS do not have actual knowledge to the contrary after due inquiry.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                          AIM INTERNATIONAL FUNDS, INC.,
                                          acting on behalf of AIM Global Income
                                          Fund

                                          By: /s/ ROBERT H. GRAHAM
                                            ------------------------------------

                                          AIM INVESTMENT SECURITIES FUNDS,
                                          acting on behalf of AIM Income Fund

                                          By: /s/ ROBERT H. GRAHAM
                                            ------------------------------------

                                          A I M ADVISORS, INC.

                                          By: /s/ MARK H. WILLIAMSON
                                            ------------------------------------

                                SCHEDULE 6.1(d)

                           OPINION OF COUNSEL TO AIFI

     1. AIFI is a corporation validly existing under the Maryland General Corporation Law.

     2. AIFI is an open-end, management investment company registered under the Investment Company Act of 1940.

     3. The execution, delivery and performance of the Agreement by AIFI have been duly authorized and approved by all requisite corporate action on the part of AIFI. The Agreement has been duly executed and delivered by AIFI and constitutes the valid and binding obligation of AIFI acting on behalf of Global Fund.

     4. Global Fund Shares outstanding on the date hereof have been duly authorized and validly issued, and assuming that the consideration described in the Global Fund prospectus was received in connection therewith, are fully paid and non-assessable.

     5. To the best of our knowledge, Global Fund is not required to submit any notice, report or other filing with or obtain any authorization, consent or approval from any governmental authority of the United States or self regulatory organization prior to the consummation of the transactions contemplated by the Agreement other than such notices, reports or other filings as have previously been made or such authorizations, consents or approvals as have been previously obtained.

     We confirm to you that to our knowledge, no litigation or governmental proceeding is pending or threatened in writing against Global Fund (i) with respect to the Agreement or (ii) which involves in excess of $500,000 in damages.

                                SCHEDULE 6.2(f)

                                  TAX OPINIONS

     (i) The transfer of the assets of Global Fund to Income Fund in exchange for Income Fund Shares distributed directly to Global Fund Shareholders, as provided in the Agreement, will constitute a "reorganization" within the meaning of Section 368(a) of the Code and that Global Fund and Income Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code.

     (ii) In accordance with Section 361(a) and Section 361(c)(1) of the Code, no gain or loss will be recognized by Global Fund on the transfer of its assets to Income Fund solely in exchange for Income Fund Class A Shares, Income Fund Class B Shares and Income Fund Class C Shares or on the distribution of Income Fund Class A Shares, Income Fund Class B Shares and Income Fund Class C Shares to Global Fund Shareholders.

     (iii) In accordance with Section 1032 of the Code, no gain or loss will be recognized by Income Fund upon the receipt of assets of Global Fund in exchange for Income Fund Class A Shares, Income Fund Class B Shares and Income Fund Class C Shares issued directly to Global Fund Shareholders.

     (iv) In accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by Global Fund Shareholders on the receipt of Income Fund Class A Shares, Income Fund Class B Shares and Income Fund Class C Shares in exchange for Global Fund Shares.

     (v) In accordance with Section 362(b) of the Code, the basis to Income Fund of the assets of Global Fund will be the same as the basis of such assets in the hands of Global Fund immediately prior to the Reorganization.

     (vi) In accordance with Section 358(a) of the Code, a Global Fund Shareholder's basis for Income Fund Class A Shares, Income Fund Class B Shares or Income Fund Class C Shares received by the Global Fund Shareholder will be the same as his basis for Global Fund Shares exchanged therefor.

     (vii) In accordance with Section 1223(1) of the Code, a Global Fund Shareholder's holding period for Income Fund Class A Shares, Income Fund Class B Shares or Income Fund Class C Shares will be determined by including Global Fund Shareholder's holding period for Global Fund Shares exchanged therefor, provided that the Global Fund Shareholder held Global Fund Shares as a capital asset.

     (viii) In accordance with Section 1223(2) of the Code, the holding period with respect to the assets of Global Fund transferred to Income Fund in the Reorganization will include the holding period for such assets in the hands of Global Fund.

                                SCHEDULE 6.3(d)

                           OPINION OF COUNSEL TO AIS

     1. AIS is validly existing as a statutory trust under the Delaware Statutory Trust Act.

     2. AIS is an open-end, management investment company registered under the Investment Company Act of 1940.

     3. The execution, delivery and performance of the Agreement by AIS have been duly authorized and approved by all requisite trust action on the part of AIS. The Agreement has been duly executed and delivered by AIS and constitutes the valid and binding obligation of AIS acting on behalf of Income Fund.

     4. Class A shares, Class B shares and Class C shares of Income Fund to be issued pursuant to the Agreement have been duly authorized, and upon completion of the transactions described in the Agreement, will be validly issued, fully paid and non-assessable.

     5. To the best of our knowledge, Income Fund is not required to submit any notice, report or other filing with or obtain any authorization, consent or approval from any governmental authority of the United States or self regulatory organization prior to the consummation of the transactions contemplated by the Agreement other than such notices, reports or other filings as have previously been made or such authorizations, consents or approvals as have been previously obtained.

     We confirm to you that to our knowledge, no litigation or governmental proceeding is pending or threatened in writing against Income Fund (i) with respect to the Agreement or (ii) which involves in excess of $500,000 in damages.

                                                                     APPENDIX II

                                   AGREEMENT
                                      AND
                             PLAN OF REORGANIZATION
                                      FOR
                           AIM STRATEGIC INCOME FUND
                            A SEPARATE PORTFOLIO OF
                              AIM INVESTMENT FUNDS
                                FEBRUARY 6, 2003

                               TABLE OF CONTENTS

                                                                                PAGE
                                                                                -----
ARTICLE 1 DEFINITIONS.........................................................   II-1
SECTION 1.1.      Definitions.................................................   II-1

ARTICLE 2 TRANSFER OF ASSETS..................................................   II-3
SECTION 2.1.      Reorganization of Strategic Fund............................   II-3
SECTION 2.2.      Computation of Net Asset Value..............................   II-4
SECTION 2.3.      Valuation Date..............................................   II-4
SECTION 2.4.      Delivery....................................................   II-4
SECTION 2.5.      Termination of Series.......................................   II-4
SECTION 2.6.      Issuance of Income Fund Shares..............................   II-5
SECTION 2.7.      Investment Securities.......................................   II-5
SECTION 2.8.      Liabilities.................................................   II-5

ARTICLE 3 REPRESENTATIONS AND WARRANTIES OF AIF...............................   II-5
SECTION 3.1.      Organization; Authority.....................................   II-5
SECTION 3.2.      Registration and Regulation of AIF..........................   II-5
SECTION 3.3.      Financial Statements........................................   II-6
SECTION 3.4.      No Material Adverse Changes; Contingent Liabilities.........   II-6
SECTION 3.5.      Strategic Fund Shares; Liabilities; Business Operations.....   II-6
SECTION 3.6.      Accountants.................................................   II-7
SECTION 3.7.      Binding Obligation..........................................   II-7
SECTION 3.8.      No Breaches or Defaults.....................................   II-7
SECTION 3.9.      Authorizations or Consents..................................   II-7
SECTION 3.10.     Permits.....................................................   II-7
SECTION 3.11.     No Actions, Suits or Proceedings............................   II-7
SECTION 3.12.     Contracts...................................................   II-8
SECTION 3.13.     Properties and Assets.......................................   II-8
SECTION 3.14.     Taxes.......................................................   II-8
SECTION 3.15.     Benefit and Employment Obligations..........................   II-8
SECTION 3.16.     Brokers.....................................................   II-9
SECTION 3.17.     Voting Requirements.........................................   II-9
SECTION 3.18.     State Takeover Statutes.....................................   II-9
SECTION 3.19.     Books and Records...........................................   II-9
SECTION 3.20.     Prospectus and Statement of Additional Information..........   II-9
SECTION 3.21.     No Distribution.............................................   II-9
SECTION 3.22.     Liabilities of Strategic Fund...............................   II-9
SECTION 3.23.     Value of Shares.............................................   II-9
SECTION 3.24.     Shareholder Expenses........................................   II-9
SECTION 3.25.     Intercompany Indebtedness...................................   II-9

ARTICLE 4 REPRESENTATIONS AND WARRANTIES OF AIS...............................  II-10
SECTION 4.1.      Organization; Authority.....................................  II-10
SECTION 4.2.      Registration and Regulation of AIS..........................  II-10
SECTION 4.3.      Financial Statements........................................  II-10
SECTION 4.4.      No Material Adverse Changes; Contingent Liabilities.........  II-10
SECTION 4.5.      Registration of Income Fund Class A Shares, Income Fund
                  Class B Shares and Income Fund Class C Shares...............  II-10

                                                                                PAGE
                                                                                -----
SECTION 4.6.      Accountants.................................................  II-11
SECTION 4.7.      Binding Obligation..........................................  II-11
SECTION 4.8.      No Breaches or Defaults.....................................  II-11
SECTION 4.9.      Authorizations or Consents..................................  II-11
SECTION 4.10.     Permits.....................................................  II-11
SECTION 4.11.     No Actions, Suits or Proceedings............................  II-12
SECTION 4.12.     Taxes.......................................................  II-12
SECTION 4.13.     Brokers.....................................................  II-12
SECTION 4.14.     Representations Concerning the Reorganization...............  II-12
SECTION 4.15.     Prospectus and Statement of Additional Information..........  II-13
SECTION 4.16.     Value of Shares.............................................  II-13
SECTION 4.17.     Intercompany Indebtedness; Consideration....................  II-13

ARTICLE 5 COVENANTS...........................................................  II-13
SECTION 5.1.      Conduct of Business.........................................  II-13
SECTION 5.2.      Announcements...............................................  II-14
SECTION 5.3.      Expenses....................................................  II-14
SECTION 5.4.      Further Assurances..........................................  II-14
SECTION 5.5.      Notice of Events............................................  II-14
SECTION 5.6.      Access to Information.......................................  II-14
SECTION 5.7.      Consents, Approvals and Filings.............................  II-14
SECTION 5.8.      Submission of Agreement to Shareholders.....................  II-15

ARTICLE 6 CONDITIONS PRECEDENT TO THE REORGANIZATION..........................  II-15
SECTION 6.1.      Conditions Precedent of AIS.................................  II-15
SECTION 6.2.      Mutual Conditions...........................................  II-15
SECTION 6.3.      Conditions Precedent of AIF.................................  II-16

ARTICLE 7 TERMINATION OF AGREEMENT............................................  II-17
SECTION 7.1.      Termination.................................................  II-17
SECTION 7.2.      Survival After Termination..................................  II-17

ARTICLE 8 MISCELLANEOUS.......................................................  II-17
SECTION 8.1.      Survival of Representations and Warranties..................  II-17
SECTION 8.2.      Governing Law...............................................  II-17
SECTION 8.3.      Binding Effect, Persons Benefiting, No Assignment...........  II-17
SECTION 8.4.      Obligations of AIS and AIF..................................  II-17
SECTION 8.5.      Amendments..................................................  II-18
SECTION 8.6.      Enforcement.................................................  II-18
SECTION 8.7.      Interpretation..............................................  II-18
SECTION 8.8.      Counterparts................................................  II-18
SECTION 8.9.      Entire Agreement; Schedules.................................  II-18
SECTION 8.10.     Notices.....................................................  II-18
SECTION 8.11.     Representations by AIM Advisors.............................  II-19
Schedule 6.1(d)   Opinion of Counsel to AIF...................................  II-20
Schedule 6.2(f)   Tax Opinions................................................  II-21
Schedule 6.3(d)   Opinion of Counsel to AIS...................................  II-22

                      AGREEMENT AND PLAN OF REORGANIZATION

     AGREEMENT AND PLAN OF REORGANIZATION, dated as of February 6, 2003 (this "Agreement"), by and among AIM Investment Funds, a Delaware statutory trust ("AIF"), acting on behalf of AIM Strategic Income Fund ("Strategic Fund"), a separate series of AIF, AIM Investment Securities Funds, a Delaware statutory trust ("AIS"), acting on behalf of AIM Income Fund ("Income Fund"), a separate series of AIS, and A I M Advisors, Inc. ("AIM Advisors"), a Delaware corporation.

                                   WITNESSETH

     WHEREAS, AIF is a management investment company registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act (as defined below) that offers separate series of its shares representing interests in its investment portfolios, including Strategic Fund, for sale to the public; and

     WHEREAS, AIS is a management investment company registered with the SEC under the Investment Company Act that offers separate series of its shares representing interests in investment portfolios, including Income Fund, for sale to the public; and

     WHEREAS, AIM Advisors provides investment advisory services to both AIF and AIS; and

     WHEREAS, Strategic Fund desires to provide for its reorganization through the transfer of all of its assets to Income Fund in exchange for the assumption by Income Fund of all of the liabilities of Strategic Fund and the issuance by AIS of shares of Income Fund in the manner set forth in this Agreement; and

     WHEREAS, this Agreement is intended to be and is adopted by the parties hereto as a Plan of Reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

     NOW, THEREFORE, in consideration of the foregoing premises and the agreements and undertakings contained in this Agreement, AIF, AIS and AIM Advisors agree as follows:

                                   ARTICLE 1

                                  DEFINITIONS

     SECTION 1.1. Definitions. For all purposes in this Agreement, the following terms shall have the respective meanings set forth in this Section 1.1 (such definitions to be equally applicable to both the singular and plural forms of the terms herein defined):

     "AIF" means AIM Investment Funds, a Delaware statutory trust.

     "AIF Registration Statement" means the registration statement on Form N-1A of AIF, as amended, 1940 Act Registration No. 881-05426.

     "Advisers Act" means the Investment Advisers Act of 1940, as amended, and all rules and regulations of the SEC adopted pursuant thereto.

     "Affiliated Person" means an affiliated person as defined in Section 2(a)(3) of the Investment Company Act.

     "Agreement" means this Agreement and Plan of Reorganization, together with all schedules and exhibits attached hereto and all amendments hereto and thereof.

     "AIS" means AIM Investment Securities Funds, a Delaware statutory trust.

     "AIS Registration Statement" means the registration statement on Form N-1A of AIS, as amended, 1940 Act Registration No. 881-05686.

     "Benefit Plan" means any material "employee benefit plan" (as defined in Section 3(3) of ERISA) and any material bonus, deferred compensation, incentive compensation, stock ownership, stock purchase, stock option, phantom stock, vacation, retirement, profit sharing, welfare plans or other plan, arrangement or understanding maintained or contributed to by AIF on behalf of Strategic Fund, or otherwise providing benefits to any current or former employee, officer or trustee of AIF.

     "Closing" means the transfer of the assets of Strategic Fund to Income Fund, the assumption of all of Strategic Fund's liabilities by Income Fund and the issuance of Income Fund Shares directly to Strategic Fund Shareholders as described in Section 2.1 of this Agreement.

     "Closing Date" means June 23, 2003 or such other date as the parties may mutually determine.

     "Code" means the Internal Revenue Code of 1986, as amended, and all rules and regulations adopted pursuant thereto.

     "Custodian" means State Street Bank and Trust Company acting in its capacity as custodian for the assets of Income Fund and Strategic Fund.

     "Effective Time" means 8:00 a.m. Eastern Time on the Closing Date.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and all rules or regulations adopted pursuant thereto.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and all rules and regulations adopted pursuant thereto.

     "Governmental Authority" means any foreign, United States or state government, government agency, department, board, commission (including the SEC) or instrumentality, and any court, tribunal or arbitrator of competent jurisdiction, and any governmental or non-governmental self-regulatory organization, agency or authority (including the NASD Regulation, Inc., the Commodity Futures Trading Commission, the National Futures Association, the Investment Management Regulatory Organization Limited and the Office of Fair Trading).

     "Income Fund" means AIM Income Fund, a separate series of AIS.

     "Income Fund Class A Shares" means Class A Shares of beneficial interest of Income Fund issued by AIS.

     "Income Fund Class B Shares" means Class B Shares of beneficial interest of Income Fund issued by AIS.

     "Income Fund Class C Shares" means Class C Shares of beneficial interest of Income Fund issued by AIS.

     "Income Fund Financial Statements" shall have the meaning set forth in
Section 4.3 of this Agreement.

     "Income Fund Shares" means shares of beneficial interest of Income Fund issued pursuant to Section 2.6 of this Agreement.

     "Investment Company Act" means the Investment Company Act of 1940, as amended, and all rules and regulations adopted pursuant thereto.

     "Lien" means any pledge, lien, security interest, charge, claim or encumbrance of any kind.

     "Material Adverse Effect" means an effect that would cause a change in the condition (financial or otherwise), properties, assets or prospects of an entity having an adverse monetary effect in an amount equal to or greater than $50,000.

     "Person" means an individual or a corporation, partnership, joint venture, association, trust, unincorporated organization or other entity.

     "Reorganization" means the acquisition of the assets of Strategic Fund by Income Fund in consideration of the assumption by Income Fund of all of the liabilities of Strategic Fund and the issuance by AIS of Income Fund Shares directly to Strategic Fund Shareholders as described in this Agreement, and the termination of Strategic Fund's status as a designated series of shares of AIF.

     "Required Shareholder Vote" shall have the meaning set forth in Section
3.17 of this Agreement.

     "Return" means any return, report or form or any attachment thereto required to be filed with any taxing authority.

     "SEC" means the United States Securities and Exchange Commission.

     "Securities Act" means the Securities Act of 1933, as amended, and all rules and regulations adopted pursuant thereto.

     "Strategic Fund" means AIM Strategic Income Fund, a separate series of AIF.

     "Strategic Fund Class A Shares" means Class A shares of beneficial interest of Strategic Fund issued by AIF.

     "Strategic Fund Class B Shares" means Class B shares of beneficial interest of Strategic Fund issued by AIF.

     "Strategic Fund Class C Shares" means Class C shares of beneficial interest of Strategic Fund issued by AIF.

     "Strategic Fund Financial Statements" shall have the meaning set forth in
Section 3.3 of this Agreement.

     "Strategic Fund Shareholders" means the holders of record as of the Effective Time of the issued and outstanding shares of beneficial interest in Strategic Fund.

     "Strategic Fund Shareholders Meeting" means a meeting of the shareholders of Strategic Fund convened in accordance with applicable law and the Agreement and Declaration of Trust of AIF to consider and vote upon the approval of this Agreement and the Reorganization of Strategic Fund contemplated by this Agreement.

     "Strategic Fund Shares" means the issued and outstanding shares of beneficial interest in Strategic Fund.

     "Tax" means any tax or similar governmental charge, impost or levy (including income taxes (including alternative minimum tax and estimated tax), franchise taxes, transfer taxes or fees, sales taxes, use taxes, gross receipts taxes, value added taxes, employment taxes, excise taxes, ad valorem taxes, property taxes, withholding taxes, payroll taxes, minimum taxes, or windfall profit taxes), together with any related penalties, fines, additions to tax or interest, imposed by the United States or any state, county, local or foreign government or subdivision or agency thereof.

     "Valuation Date" shall have the meaning set forth in Section 2.3 of this Agreement.

                                   ARTICLE 2

                               TRANSFER OF ASSETS

     SECTION 2.1. Reorganization of Strategic Fund. At the Effective Time, all of the assets of Strategic Fund shall be delivered to the Custodian for the account of Income Fund in exchange for the assumption by Income Fund of all of the liabilities of any kind of Strategic Fund and delivery by AIS directly to
(i) the holders of record as of the Effective Time of the issued and outstanding Class A shares of Strategic Fund of a number of Income Fund Class A shares (including, if applicable, fractional shares rounded to the nearest thousandth), to (ii) the holders of record as of the Effective Time of the issued and outstanding Class B shares of Strategic Fund of a number of Income Fund Class B shares (including, if applicable, fractional shares rounded to the nearest thousandth), and to
(iii) the holders of record as of the Effective Time of the issued and outstanding Class C shares of Strategic Fund of a number of Income Fund Class C shares (including, if applicable, fractional shares rounded to the nearest thousandth), having an aggregate net asset value equal to the net value of the assets of Strategic Fund so transferred, assigned and delivered, all determined and adjusted as provided in Section 2.2 below. Upon delivery of such assets, Income Fund will receive good and marketable title to such assets free and clear of all Liens.

     SECTION 2.2.  Computation of Net Asset Value.

     (a) The net asset value of Income Fund Shares, and the net value of the assets of Strategic Fund, shall, in each case, be determined as of the close of regular trading on the NYSE on the Valuation Date.

     (b) The net asset value of Income Fund Shares shall be computed in accordance with the policies and procedures of Income Fund as described in the AIS Registration Statement.

     (c) The net value of the assets of Strategic Fund to be transferred to Income Fund pursuant to this Agreement shall be computed in accordance with the policies and procedures of Strategic Fund as described in the AIF Registration Statement.

     (d) All computations of value regarding the net assets of Strategic Fund and the net asset value of Income Fund Shares to be issued pursuant to this Agreement shall be made by agreement of AIF and AIS. The parties agree to use commercially reasonable efforts to resolve any material pricing differences between the prices of portfolio securities determined in accordance with their respective pricing policies and procedures.

     SECTION 2.3. Valuation Date. The assets of Strategic Fund and the net asset value per share of Income Fund Shares shall be valued as of the close of regular trading on the NYSE on the business day next preceding the Closing Date (the "Valuation Date"). The share transfer books of Strategic Fund will be permanently closed as of the close of business on the Valuation Date and only requests for the redemption of shares of Strategic Fund received in proper form prior to the close of regular trading on the NYSE on the Valuation Date shall be accepted by Strategic Fund. Redemption requests thereafter received by Strategic Fund shall be deemed to be redemption requests for Income Fund Class A Shares, Income Fund Class B Shares or Income Fund Class C Shares, as applicable (assuming that the transactions contemplated by this Agreement have been consummated), to be distributed to Strategic Fund Shareholders under this Agreement.

     SECTION 2.4.  Delivery.

     (a) Assets held by Strategic Fund shall be delivered by AIF to the Custodian on the Closing Date. No later than three (3) business days preceding the Closing Date, AIF shall instruct the Custodian to transfer such assets to the account of Income Fund. The assets so delivered shall be duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, if any, or a check for the appropriate purchase price thereof. Cash held by Strategic Fund shall be delivered on the Closing Date and shall be in the form of currency or wire transfer in Federal funds, payable to the order of the account of Income Fund at the Custodian.

     (b) If, on the Closing Date, Strategic Fund is unable to make delivery in the manner contemplated by Section 2.4(a) of securities held by Strategic Fund for the reason that any of such securities purchased prior to the Closing Date have not yet been delivered to Strategic Fund or its broker, then AIS shall waive the delivery requirements of Section 2.4(a) with respect to said undelivered securities if Strategic Fund has delivered to the Custodian by or on the Closing Date, and with respect to said undelivered securities, executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by AIS or the Custodian, including brokers' confirmation slips.

     SECTION 2.5. Termination of Series. As soon as reasonably practicable after the Closing Date, the status of Strategic Fund as a designated series of shares of AIF shall be terminated; provided, however, that the termination of the status of Strategic Fund as a series of shares of AIF shall not be required if the Reorganization shall not have been consummated.

     SECTION 2.6. Issuance of Income Fund Shares. At the Effective Time, Strategic Fund Shareholders of record as of the close of regular trading on the NYSE on the Valuation Date holding Strategic Fund Class A shares shall be issued that number of full and fractional Class A shares of Income Fund having a net asset value equal to the net asset value of Strategic Fund Class A shares held by Strategic Fund Shareholders on the Valuation Date, Strategic Fund Shareholders of record as of the Valuation Date holding Strategic Fund Class B shares shall be issued that number of full and fractional Class B shares of Income Fund having a net asset value equal to the net asset value of Strategic Fund Class B Shares held by Strategic Fund Shareholders on the Valuation Date, and Strategic Fund Shareholders of record as of the Valuation Date holding Strategic Fund Class C shares shall be issued that number of full and fractional Class C shares of Income Fund having a net asset value equal to the net asset value of Strategic Fund Class C shares held by Strategic Fund Shareholders on the Valuation Date. All issued and outstanding shares of beneficial interest in Strategic Fund shall thereupon be canceled on the books of AIF. AIF shall provide instructions to the transfer agent of AIS with respect to Income Fund Class A Shares, Income Fund Class B Shares and Income Fund Class C Shares to be issued to Strategic Fund Shareholders. AIS shall have no obligation to inquire as to the validity, propriety or correctness of any such instruction, but shall, in each case, assume that such instruction is valid, proper and correct. AIS shall record on its books the ownership of Income Fund Class A, Income Fund Class B and Income Fund Class C Shares by Strategic Fund Shareholders and shall forward a confirmation of such ownership to Strategic Fund Shareholders. No redemption or repurchase of such shares credited to former Strategic Fund Shareholders in respect of Strategic Fund shares represented by unsurrendered share certificates shall be permitted until such certificates have been surrendered to AIS for cancellation, or if such certificates are lost or misplaced, until lost certificate affidavits have been executed and delivered to AIS.

     SECTION 2.7. Investment Securities. On or prior to the Valuation Date, AIF shall deliver a list setting forth the securities Strategic Fund then owned together with the respective Federal income tax bases thereof. AIF shall provide to AIS on or before the Valuation Date, detailed tax basis accounting records for each security to be transferred to it pursuant to this Agreement. Such records shall be prepared in accordance with the requirements for specific identification tax lot accounting and clearly reflect the bases used for determination of gain and loss realized on the sale of any security transferred to Income Fund hereunder. Such records shall be made available by AIF prior to the Valuation Date for inspection by the Treasurer (or his or her designee) or the auditors of AIS upon reasonable request.

     SECTION 2.8. Liabilities. Strategic Fund shall use reasonable best efforts to discharge all of its known liabilities, so far as may be possible, prior to the Closing Date.

                                   ARTICLE 3

                     REPRESENTATIONS AND WARRANTIES OF AIF

     AIF, on behalf of Strategic Fund, represents and warrants to AIS that:

     SECTION 3.1. Organization; Authority. AIF is duly organized, validly existing and in good standing under the Delaware Statutory Trust Act, with all requisite trust power and authority to enter into this Agreement and perform its obligations hereunder.

     SECTION 3.2. Registration and Regulation of AIF. AIF is duly registered with the SEC as an investment company under the Investment Company Act and all Strategic Fund Shares which have been or are being offered for sale have been duly registered under the Securities Act and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by AIF to revoke or rescind any such registration or qualification. Strategic Fund is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws.

Strategic Fund is in compliance in all material respects with the investment policies and restrictions applicable to it set forth in the AIF Registration Statement currently in effect. The value of the net assets of Strategic Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the Investment Company Act and the policies of Strategic Fund and all purchases and redemptions of Strategic Fund Shares have been effected at the net asset value per share calculated in such manner.

     SECTION 3.3. Financial Statements. The books of account and related records of Strategic Fund fairly reflect in reasonable detail its assets, liabilities and transactions in accordance with generally accepted accounting principles applied on a consistent basis. The audited financial statements for the fiscal year ended October 31, 2002 of Strategic Fund previously delivered to AIS (the "Strategic Fund Financial Statements") present fairly in all material respects the financial position of Strategic Fund as at the dates indicated and the results of operations and changes in net assets for the periods then ended in accordance with generally accepted accounting principles applied on a consistent basis for the periods then ended.

     SECTION 3.4. No Material Adverse Changes; Contingent Liabilities. Since October 31, 2002, no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of Strategic Fund or the status of Strategic Fund as a regulated investment company under the Code, other than changes resulting from any change in general conditions in the financial or securities markets or the performance of any investments made by Strategic Fund or occurring in the ordinary course of business of Strategic Fund or AIF. There are no contingent liabilities of Strategic Fund not disclosed in the Strategic Fund Financial Statements which are required to be disclosed in accordance with generally accepted accounting principles.

     SECTION 3.5.  Strategic Fund Shares; Liabilities; Business Operations.

     (a) Strategic Fund Shares have been duly authorized and validly issued and are fully paid and non-assessable.

     (b) Since its inception, neither Strategic Fund nor any person related to Strategic Fund (as defined in section 1.368-1(e)(3) of the Treasury Regulations without regard to section 1.368-1(e)(3)(i)(A)) will have directly or through any transaction, agreement, or arrangement with any other person, (i) acquired shares of Strategic Fund for consideration other than shares of Strategic Fund, except for shares redeemed in the ordinary course of Strategic Fund's business as an open-end investment company as required by the Investment Company Act, or
(ii) made distributions with respect to Strategic Fund's Shares, except for (a) distributions necessary to satisfy the requirements of sections 852 and 4982 of the Code for qualification as a regulated investment company and avoidance of excise tax liability and (b) additional distributions, to the extent such additional distributions do not exceed 50 percent of the value (without giving effect to such distributions) of the proprietary interest in Strategic Fund on the Effective Date.

     (c) At the time of its Reorganization, Strategic Fund shall not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person could acquire Strategic Fund Shares, except for the right of investors to acquire Strategic Fund Shares at net asset value in the normal course of its business as a series of an open-end management investment company operating under the Investment Company Act.

     (d) From the date it commenced operations and ending on the Closing Date, Strategic Fund will have conducted its historic business within the meaning of
Section 1.368-1(d)(2) of the Income Tax Regulations under the Code in a substantially unchanged manner. In anticipation of its Reorganization, Strategic Fund will not dispose of assets that, in the aggregate, will result in less than fifty percent (50%) of its historic business assets (within the meaning of Section 1.368-1(d) of those regulations) being transferred to Income Fund.

     (e) AIF does not have, and has not had during the six (6) months prior to the date of this Agreement, any employees, and shall not hire any employees from and after the date of this Agreement through the Closing Date.

     SECTION 3.6. Accountants. PricewaterhouseCoopers LLP, which has reported upon the Strategic Fund Financial Statements for the fiscal year ended October 31, 2002, is the independent public accountant as required by the Securities Act and the Exchange Act.

     SECTION 3.7. Binding Obligation. This Agreement has been duly authorized, executed and delivered by AIF on behalf of Strategic Fund and, assuming this Agreement has been duly executed and delivered by AIS and approved by Strategic Fund Shareholders, constitutes the legal, valid and binding obligation of AIF enforceable against AIF in accordance with its terms from and with respect to the revenues and assets of Strategic Fund, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors rights generally, or by general equity principles (whether applied in a court of law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).

     SECTION 3.8. No Breaches or Defaults. The execution and delivery of this Agreement by AIF on behalf of Strategic Fund and performance by AIF of its obligations hereunder has been duly authorized by all necessary trust action on the part of AIF, other than Strategic Fund Shareholders approval, and (i) do not, and on the Closing Date will not, result in any violation of the Agreement and Declaration of Trust or by-laws of AIF and (ii) do not, and on the Closing Date will not, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any property or assets of Strategic Fund (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect) under (A) any indenture, mortgage or loan agreement or any other material agreement or instrument to which AIF is a party or by which it may be bound and which relates to the assets of Strategic Fund or to which any property of Strategic Fund may be subject; (B) any Permit (as defined below); or (C) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over AIF or any property of Strategic Fund. AIF is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     SECTION 3.9. Authorizations or Consents. Other than those which shall have been obtained or made on or prior to the Closing Date and those that must be made after the Closing Date to comply with Section 2.5 of this Agreement, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority will be required to be obtained or made by AIF in connection with the due execution and delivery by AIF of this Agreement and the consummation by AIF of the transactions contemplated hereby.

     SECTION 3.10. Permits. AIF has in full force and effect all approvals, consents, authorizations, certificates, filings, franchises, licenses, notices, permits and rights of Governmental Authorities (collectively, "Permits") necessary for it to conduct its business as presently conducted as it relates to Strategic Fund, and there has occurred no default under any Permit, except for the absence of Permits and for defaults under Permits the absence or default of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of AIF there are no proceedings relating to the suspension, revocation or modification of any Permit, except for such that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

     SECTION 3.11.  No Actions, Suits or Proceedings.

     (a) There is no pending action, litigation or proceeding, nor, to the knowledge of AIF, has any litigation been overtly threatened in writing or, if probable of assertion, orally, against AIF before any Governmental Authority which questions the validity or legality of this Agreement or of the actions contemplated hereby or which seeks to prevent the consummation of the transactions contemplated hereby, including the Reorganization.

     (b) There are no judicial, administrative or arbitration actions, suits, or proceedings instituted or pending or, to the knowledge of AIF, threatened in writing or, if probable of assertion, orally, against AIF affecting any property, asset, interest or right of Strategic Fund, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to Strategic Fund. There are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by any Governmental Authority relating to AIF's conduct of the business of Strategic Fund affecting in any significant respect the conduct of such business. AIF is not, and has not been to the knowledge of AIF, the target of any investigation by the SEC or any state securities administrator with respect to its conduct of the business of Strategic Fund.

     SECTION 3.12. Contracts. AIF is not in default under any contract, agreement, commitment, arrangement, lease, insurance policy or other instrument to which it is a party and which involves or affects the assets of Strategic Fund, by which the assets, business, or operations of Strategic Fund may be bound or affected, or under which it or the assets, business or operations of Strategic Fund receives benefits, and which default could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, and, to the knowledge of AIF there has not occurred any event that, with the lapse of time or the giving of notice or both, would constitute such a default.

     SECTION 3.13. Properties and Assets. Strategic Fund has good and marketable title to all properties and assets reflected in the Strategic Fund Financial Statements as owned by it, free and clear of all Liens, except as described in Strategic Fund Financial Statements.

     SECTION 3.14.  Taxes.

     (a) Strategic Fund has elected to be treated as a regulated investment company under Subchapter M of the Code and is a separate corporation within the meaning of Section 851(g)(1) of the Code. Strategic Fund has qualified as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date. Strategic Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it. In order to (i) ensure continued qualification of Strategic Fund as a "regulated investment company" for tax purposes and (ii) eliminate any tax liability of Strategic Fund arising by reason of undistributed investment company taxable income or net capital gain, AIF will declare prior to the Valuation Date to the shareholders of Strategic Fund a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing (A) all of Strategic Fund's investment company taxable income (determined without regard to any deductions for dividends paid) for the short taxable year beginning on November 1, 2002 and ending on the Closing Date and (B) all of Strategic Fund's net capital gain recognized in its taxable year ended October 31, 2002 and in such short taxable year (after reduction for any capital loss carryover).

     (b) Strategic Fund has timely filed all Returns required to be filed by it and all Taxes with respect thereto have been paid, except where the failure so to file or so to pay, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Adequate provision has been made in the Strategic Fund Financial Statements for all Taxes in respect of all periods ended on or before the date of such financial statements, except where the failure to make such provisions would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No deficiencies for any Taxes have been proposed, assessed or asserted in writing by any taxing authority against Strategic Fund, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending and no Returns of Strategic Fund are currently being or, to our knowledge, have been audited with respect to income taxes or other Taxes by any Federal, state, local or foreign Tax authority.

     SECTION 3.15. Benefit and Employment Obligations. On or prior to the Closing Date, Strategic Fund will have no obligation to provide any post-retirement or post-employment benefit to any Person, including but not limited to under any Benefit Plan, and have no obligation to provide unfunded deferred compensation or other unfunded or self-funded benefits to any Person, except that Strategic Fund is liable for its proportionate share of the expenses arising in connection with the retirement and deferred compensation benefits made available to the directors and trustees of certain investment companies advised by AIM Advisors.

     SECTION 3.16. Brokers. No broker, finder or similar intermediary has acted for or on behalf of AIF in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with AIF or any action taken by it.

     SECTION 3.17. Voting Requirements. The vote of a majority of the shares cast at a meeting of Strategic Fund shareholders at which a quorum is present (the "Required Shareholder Vote") is the only vote of the holders of any class or series of shares of beneficial interest in Strategic Fund necessary to approve this Agreement and the Reorganization of Strategic Fund contemplated by this Agreement.

     SECTION 3.18. State Takeover Statutes. No state takeover statute or similar statute or regulation applies or purports to apply to the Reorganization, this Agreement or any of the transactions contemplated by this Agreement.

     SECTION 3.19. Books and Records. The books and records of AIF relating to Strategic Fund, reflecting, among other things, the purchase and sale of Strategic Fund Shares, the number of issued and outstanding shares owned by each Strategic Fund Shareholder and the state or other jurisdiction in which such shares were offered and sold, are complete and accurate in all material respects.

     SECTION 3.20. Prospectus and Statement of Additional Information. The current prospectus and statement of additional information for Strategic Fund as of the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     SECTION 3.21. No Distribution. Income Fund Shares are not being acquired for the purpose of any distribution thereof, other than in accordance with the terms of this Agreement.

     SECTION 3.22. Liabilities of Strategic Fund. The liabilities of Strategic Fund that are to be assumed by Income Fund in connection with the Reorganization, or to which the assets of Strategic Fund to be transferred in the Reorganization are subject, were incurred by Strategic Fund in the ordinary course of its business. The fair market value of the assets of Strategic Fund to be transferred to Income Fund in the Reorganization will equal or exceed the sum of the liabilities to be assumed by Income Fund plus the amount of liabilities, if any, to which such transferred assets will be subject.

     SECTION 3.23. Value of Shares. The fair market value of Income Fund Class A Shares received by Strategic Fund Shareholders in the Reorganization will be approximately equal to the fair market value of Strategic Fund Class A shares constructively surrendered in exchange therefor, the fair market value of Income Fund Class B Shares received by Strategic Fund Shareholders in the Reorganization will be approximately equal to the fair market value of Strategic Fund Class B shares constructively surrendered in exchange therefor, and the fair market value of Income Fund Class C Shares received by Strategic Fund Shareholders in the Reorganization will be approximately equal to the fair market value of Strategic Fund Class C shares constructively surrendered in exchange therefor.

     SECTION 3.24. Shareholder Expenses. Strategic Fund Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization.

     SECTION 3.25. Intercompany Indebtedness. There is no intercompany indebtedness between AIF and AIS that was issued or acquired, or will be settled, at a discount.

                                   ARTICLE 4

                     REPRESENTATIONS AND WARRANTIES OF AIS

     AIS, on behalf of Income Fund, represents and warrants to AIF as follows:

     SECTION 4.1. Organization; Authority. AIS is duly organized, validly existing and in good standing under the Delaware Statutory Trust Act, with all requisite trust power and authority to enter into this Agreement and perform its obligations hereunder.

     SECTION 4.2. Registration and Regulation of AIS. AIS is duly registered with the SEC as an investment company under the Investment Company Act. Income Fund is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. Income Fund is in compliance in all material respects with the applicable investment policies and restrictions set forth in the AIS Registration Statement. The value of the net assets of Income Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the Investment Company Act and the policies of Income Fund and all purchases and redemptions of Income Fund Shares have been effected at the net asset value per share calculated in such manner.

     SECTION 4.3. Financial Statements. The books of account and related records of Income Fund fairly reflect in reasonable detail its assets, liabilities and transactions in accordance with generally accepted accounting principles applied on a consistent basis. The audited financial statements for the fiscal year ended July 31, 2002, and the unaudited financial statements for the six-month period ended January 31, 2003, of Income Fund previously delivered to AIF (the "Income Fund Financial Statements") present fairly in all material respects the financial position of Income Fund as at the dates indicated and the results of operations and changes in net assets for the periods then ended in accordance with generally accepted accounting principles applied on a consistent basis for the periods then ended.

     SECTION 4.4. No Material Adverse Changes; Contingent Liabilities. Since January 31, 2003, no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of Income Fund or the status of Income Fund as a regulated investment company under the Code, other than changes resulting from any change in general conditions in the financial or securities markets or the performance of any investments made by Income Fund or occurring in the ordinary course of business of Income Fund or AIS. There are no contingent liabilities of Income Fund not disclosed in the Income Fund Financial Statements which are required to be disclosed in accordance with generally accepted accounting principles.

     SECTION 4.5. Registration of Income Fund Class A Shares, Income Fund Class B Shares and Income Fund Class C Shares.

     (a) The shares of beneficial interest of AIS are divided into nine portfolios, including Income Fund. Income Fund currently has four classes of shares, Class A shares, Class B shares, Class C shares and Class R shares. Under its Agreement and Declaration of Trust, AIS is authorized to issue an unlimited number of Class A, Class B, Class C and Class R Shares.

     (b) Income Fund Shares to be issued pursuant to Section 2.6 shall on the Closing Date be duly registered under the Securities Act by a Registration Statement on Form N-14 of AIS then in effect.

     (c) Income Fund Shares to be issued pursuant to Section 2.6 are duly authorized and on the Closing Date will be validly issued and fully paid and non-assessable and will conform to the description thereof contained in the Registration Statement on Form N-14 then in effect. At the time of its Reorganization, Income Fund shall not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person could acquire Income Fund Class A, Income Fund Class B or Income Fund Class C shares, except for the right of investors to acquire Income Fund Class A Shares, Income Fund Class B Shares or Income Fund Class C Shares at net asset value in the normal course of its business as a series of an open-end management investment company operating under the Investment Company Act.

     (d) The combined proxy statement/prospectus (the "Combined Proxy Statement/Prospectus") which forms a part of AIS's Registration Statement on Form N-14 shall be furnished to Strategic Fund Shareholders entitled to vote at the Strategic Fund Shareholders Meeting. The Combined Proxy Statement/Prospectus and related Statement of Additional Information of Income Fund, when they become effective, shall conform to the applicable requirements of the Securities Act and the Investment Company Act and shall not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading, provided, however, that no representation or warranty is made with respect to written information provided by AIF for inclusion in the Combined Proxy Statement/Prospectus.

     (e) The shares of Income Fund which have been or are being offered for sale (other than the Income Fund Shares to be issued in connection with the Reorganization) have been duly registered under the Securities Act by the AIS Registration Statement and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by AIS to revoke or rescind any such registration or qualification.

     SECTION 4.6. Accountants. Ernst & Young LLP, which has reported upon the Income Fund Financial Statements for the period ended July 31, 2002, is the independent public accountant as required by the Securities Act and the Exchange Act.

     SECTION 4.7. Binding Obligation. This Agreement has been duly authorized, executed and delivered by AIS on behalf of Income Fund and, assuming this Agreement has been duly executed and delivered by AIF, constitutes the legal, valid and binding obligation of AIS, enforceable against AIS in accordance with its terms from and with respect to the revenues and assets of Income Fund, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors' rights generally, or by general equity principles (whether applied in a court or law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).

     SECTION 4.8. No Breaches or Defaults. The execution and delivery of this Agreement by AIS on behalf of Income Fund and performance by AIS of its obligations hereunder have been duly authorized by all necessary trust action on the part of AIS and (i) do not, and on the Closing Date will not, result in any violation of the Agreement and Declaration of Trust or by-laws of AIS and (ii) do not, and on the Closing Date will not, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any property or assets of Income Fund (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect) under (A) any indenture, mortgage or loan agreement or any other material agreement or instrument to which AIS is a party or by which it may be bound and which relates to the assets of Income Fund or to which any properties of Income Fund may be subject; (B) any Permit; or (C) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over AIS or any property of Income Fund. AIS is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     SECTION 4.9. Authorizations or Consents. Other than those which shall have been obtained or made on or prior to the Closing Date, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority will be required to be obtained or made by AIS in connection with the due execution and delivery by AIS of this Agreement and the consummation by AIS of the transactions contemplated hereby.

     SECTION 4.10. Permits. AIS has in full force and effect all Permits necessary for it to conduct its business as presently conducted as it relates to Income Fund, and there has occurred no default under any

Permit, except for the absence of Permits and for defaults under Permits the absence or default of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of AIS there are no proceedings relating to the suspension, revocation or modification of any Permit, except for such that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

     SECTION 4.11.  No Actions, Suits or Proceedings.

     (a) There is no pending action, suit or proceeding, nor, to the knowledge of AIS, has any litigation been overtly threatened in writing or, if probable of assertion, orally, against AIS before any Governmental Authority which questions the validity or legality of this Agreement or of the transactions contemplated hereby, or which seeks to prevent the consummation of the transactions contemplated hereby, including the Reorganization.

     (b) There are no judicial, administrative or arbitration actions, suits, or proceedings instituted or pending or, to the knowledge of AIS, threatened in writing or, if probable of assertion, orally, against AIS, affecting any property, asset, interest or right of Income Fund, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to Income Fund. There are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by any Governmental Authority relating to AIS's conduct of the business of Income Fund affecting in any significant respect the conduct of such business. AIS is not, and has not been, to the knowledge of AIS, the target of any investigation by the SEC or any state securities administrator with respect to its conduct of the business of Income Fund.

     SECTION 4.12.  Taxes.

     (a) Income Fund has elected to be treated as a regulated investment company under Subchapter M of the Code and is a separate corporation within the meaning of Section 851(g)(1) of the Code. Income Fund has qualified as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will satisfy the requirements of Part I of Subchapter M of the Code to maintain such qualification for its current taxable year. Income Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it.

     (b) Income Fund has timely filed all Returns required to be filed by it and all Taxes with respect thereto have been paid, except where the failure so to file or so to pay, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Adequate provision has been made in the Income Fund Financial Statements for all Taxes in respect of all periods ending on or before the date of such financial statements, except where the failure to make such provisions would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No deficiencies for any Taxes have been proposed, assessed or asserted in writing by any taxing authority against Income Fund, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending and no Return of Income Fund is currently being or has been audited with respect to income taxes or other Taxes by any Federal, state, local or foreign Tax authority.

     SECTION 4.13. Brokers. No broker, finder or similar intermediary has acted for or on behalf of AIS in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with AIS or any action taken by it.

     SECTION 4.14.  Representations Concerning the Reorganization.

     (a) AIS has no plan or intention to reacquire any Income Fund Shares issued in the Reorganization, except to the extent that Income Fund is required by the Investment Company Act to redeem any of its shares presented for redemption at net asset value in the ordinary course of its business as an open-end, management investment company.

     (b) Income Fund has no plan or intention to sell or otherwise dispose of any of the assets of Strategic Fund acquired in the Reorganization, other than in the ordinary course of its business and to the extent necessary to maintain its status as a "regulated investment company" under the Code.

     (c) Following the Reorganization, Income Fund will continue an "historic business" (within the meaning of Section 1.368-1(d) of the Income Tax Regulations under the Code) of Strategic Fund or use a significant portion of Strategic Fund's historic business assets in a business.

     (d) Prior to or in the Reorganization, neither Income Fund nor any person related to Income Fund (for purposes of this paragraph as defined in section 1.368-1(e)(3) of the Treasury Regulations) will have acquired directly or through any transaction, agreement or arrangement with any other person, shares of Strategic Fund with consideration other than shares of Income Fund. There is no plan or intention by Income Fund or any person related to Income Fund to acquire or redeem any of the Income Fund Shares issued in the Reorganization either directly or through any transaction, agreement, or arrangement with any other person, other than redemptions in the ordinary course of Income Fund's business as an open-end investment company as required by the Investment Company Act.

     SECTION 4.15. Prospectus and Statement of Additional Information. The current prospectus and statement of additional information for Income Fund as of the date on which it was issued does not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date does not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     SECTION 4.16. Value of Shares. The fair market value of Income Fund Class A Shares received by Strategic Fund Shareholders in the Reorganization will be approximately equal to the fair market value of Strategic Fund Class A shares constructively surrendered in exchange therefor, the fair market value of Income Fund Class B Shares received by Strategic Fund Shareholders in the Reorganization will be approximately equal to the fair market value of Strategic Fund Class B shares constructively surrendered therefor, and the fair market value of Income Fund Class C Shares received by Strategic Fund Shareholders in the Reorganization will be approximately equal to the fair market value of Strategic Fund Class C shares constructively surrendered therefor.

     SECTION 4.17. Intercompany Indebtedness; Consideration. There is no intercompany indebtedness between AIF and AIS that was issued or acquired, or will be settled, at a discount. No consideration other than Income Fund Shares (and Income Fund's assumption of Strategic Fund's liabilities, including for this purpose all liabilities to which the assets of Strategic Fund are subject) will be issued in exchange for the assets of Strategic Fund acquired by Income Fund in connection with the Reorganization. The fair market value of the assets of Strategic Fund transferred to Income Fund in the Reorganization will equal or exceed the sum of the liabilities assumed by Income Fund, plus the amount of liabilities, if any, to which such transferred assets are subject.

                                   ARTICLE 5

                                   COVENANTS

     SECTION 5.1.  Conduct of Business.

     (a) From the date of this Agreement up to and including the Closing Date (or, if earlier, the date upon which this Agreement is terminated pursuant to Article 7), AIF shall conduct the business of Strategic Fund only in the ordinary course and substantially in accordance with past practices, and shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business of Strategic Fund in the ordinary course in all material respects.

     (b) From the date of this Agreement up to and including the Closing Date (or, if earlier, the date upon which this Agreement is terminated pursuant to Article 7), AIS shall conduct the business of Income Fund only in the ordinary course and substantially in accordance with past practices, and shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business relations necessary to conduct the business operations of Income Fund in the ordinary course in all material respects; provided, however, that this Section 5.1(b) shall not preclude the combination of Income Fund with AIM Global Income Fund, a series portfolio of AIM International Funds, Inc.

     SECTION 5.2. Announcements. AIF and AIS shall consult with each other before issuing any press release or otherwise making any public statements with respect to this Agreement and the transactions contemplated by this Agreement, and neither AIF nor AIS shall issue any such press release or make any public statement without the prior written approval of the other party to this Agreement, such approval not to be unreasonably withheld, except as may be required by law.

     SECTION 5.3. Expenses. Strategic Fund and Income Fund shall each, respectively, bear the expenses they incur in connection with this Agreement and the Reorganization and other transactions contemplated hereby.

     SECTION 5.4. Further Assurances. Each of the parties hereto shall execute such documents and other papers and perform such further acts as may be reasonably required to carry out the provisions hereof and the transactions contemplated hereby. Each such party shall, on or prior to the Closing Date, use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to the consummation of the Reorganization, including the execution and delivery of any documents, certificates, instruments or other papers that are reasonably required for the consummation of the Reorganization.

     SECTION 5.5. Notice of Events. AIS shall give prompt notice to AIF, and AIF shall give prompt notice to AIS, of (a) the occurrence or non-occurrence of any event which to the knowledge of AIS or to the knowledge of AIF, the occurrence or non-occurrence of which would be likely to result in any of the conditions specified in (i) in the case of AIF, Sections 6.1 and 6.2 or (ii) in the case of AIS, Sections 6.2 and 6.3, not being satisfied so as to permit the consummation of the Reorganization and (b) any material failure on its part, or on the part of the other party hereto of which it has knowledge, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this Section 5.5 shall not limit or otherwise affect the remedies available hereunder to any party.

     SECTION 5.6.  Access to Information.

     (a) AIF will, during regular business hours and on reasonable prior notice, allow AIS and its authorized representatives reasonable access to the books and records of AIF pertaining to the assets of Strategic Fund and to officers of AIF knowledgeable thereof; provided, however, that any such access shall not significantly interfere with the business or operations of AIF.

     (b) AIS will, during regular business hours and on reasonable prior notice, allow AIF and its authorized representatives reasonable access to the books and records of AIS pertaining to the assets of Income Fund and to officers of AIS knowledgeable thereof; provided, however, that any such access shall not significantly interfere with the business or operations of AIS.

     SECTION 5.7. Consents, Approvals and Filings. Each of AIF and AIS shall make all necessary filings, as soon as reasonably practicable, including, without limitation, those required under the Securities Act, the Exchange Act, the Investment Company Act and the Advisers Act, in order to facilitate prompt consummation of the Reorganization and the other transactions contemplated by this Agreement. In addition, each of AIF and AIS shall use its reasonable best efforts, and shall cooperate fully with each other (i) to comply as promptly as reasonably practicable with all requirements of Governmental Authorities applicable to the Reorganization and the other transactions contemplated herein and (ii) to obtain as promptly as reasonably practicable all necessary permits, orders or other consents of Governmental Authorities and consents of all third parties necessary for the consummation of the Reorganization and the other transactions contemplated herein. Each of AIF and AIS shall use reasonable efforts to provide such information and communications to Governmental Authorities as such Governmental Authorities may request.

     SECTION 5.8. Submission of Agreement to Shareholders. AIF shall take all action necessary in accordance with applicable law and its Agreement and Declaration of Trust and by-laws to convene the Strategic Fund Shareholders Meeting. AIF shall, through its Board of Trustees, recommend to Strategic Fund Shareholders approval of this Agreement and the transactions contemplated by this Agreement. AIF shall use its reasonable best efforts to hold a Strategic Fund Shareholders Meeting as soon as practicable after the date hereof.

                                   ARTICLE 6

                   CONDITIONS PRECEDENT TO THE REORGANIZATION

     SECTION 6.1. Conditions Precedent of AIS. The obligation of AIS to consummate the Reorganization is subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived in writing by AIS.

          (a) The representations and warranties of AIF on behalf of Strategic Fund participating in the Reorganization set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though all such representations and warranties had been made as of the Closing Date.

          (b) AIF shall have complied with and satisfied in all material respects all agreements and conditions relating to Strategic Fund participating in the Reorganization set forth herein on its part to be performed or satisfied at or prior to the Closing Date.

          (c) AIS shall have received at the Closing Date (i) a certificate, dated as of the Closing Date, from an officer of AIF, in such individual's capacity as an officer of AIF and not as an individual, to the effect that the conditions specified in Section 6.1(a) and (b) have been satisfied and
     (ii) a certificate, dated as of the Closing Date, from the Secretary or Assistant Secretary of AIF certifying as to the accuracy and completeness of the attached Agreement and Declaration of Trust and by-laws of AIF, and resolutions, consents and authorizations of or regarding AIF with respect to the execution and delivery of this Agreement and the transactions contemplated hereby.

          (d) AIS shall have received the signed opinion of Ballard Spahr Andrews & Ingersoll, LLP, counsel to AIF, or other counsel reasonably acceptable to AIS, in form and substance reasonably acceptable to counsel for AIS, as to the matters set forth in Schedule 6.1(d).

          (e) The dividend or dividends described in the last sentence of
     Section 3.14(a) shall have been declared.

     SECTION 6.2. Mutual Conditions. The obligations of AIF and AIS to consummate a Reorganization are subject to the satisfaction, at or prior to the Closing Date, of all of the following further conditions, any one or more of which may be waived in writing by AIF and AIS, but only if and to the extent that such waiver is mutual.

          (a) All filings required to be made prior to the Closing Date with, and all consents, approvals, permits and authorizations required to be obtained on or prior to the Closing Date from Governmental Authorities in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated herein by AIF and AIS shall have been made or obtained, as the case may be; provided, however, that such consents, approvals, permits and authorizations may be subject to conditions that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

          (b) This Agreement, the Reorganization of Strategic Fund and related matters shall have been approved and adopted at the Strategic Fund Shareholders Meeting by the shareholders of Strategic Fund on the record date by the Required Shareholder Vote.

          (c) The assets of Strategic Fund to be acquired by Income Fund shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by Strategic Fund immediately prior to the Reorganization. For purposes of this Section 6.2(c), assets used by Strategic Fund to pay the expenses it incurs in connection with this Agreement and the Reorganization and to effect all shareholder redemptions and distributions (other than regular, normal dividends and regular, normal redemptions pursuant to the Investment Company Act, and not in excess of the requirements of Section 852 of the Code, occurring in the ordinary course of Strategic Fund's business as a series of an open-end management investment company) after the date of this Agreement shall be included as assets of Strategic Fund held immediately prior to the Reorganization.

          (d) No temporary restraining order, preliminary or permanent injunction or other order issued by any Governmental Authority preventing the consummation of the Reorganization on the Closing Date shall be in effect; provided, however, that the party or parties invoking this condition shall use reasonable efforts to have any such order or injunction vacated.

          (e) The Registration Statement on Form N-14 filed by AIS with respect to Income Fund Shares to be issued to Strategic Fund Shareholders in connection with the Reorganization shall have become effective under the Securities Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act.

          (f) AIF and AIS shall have received on or before the Closing Date an opinion of Ballard Spahr Andrews & Ingersoll, LLP ("BSA&I") in form and substance reasonably acceptable to AIF, and AIS, as to the matters set forth on Schedule 6.2(f). In rendering such opinion, BSA&I may request and rely upon representations contained in certificates of officers of AIF, AIS and others, and the officers of AIF and AIS shall use their best efforts to make available such truthful certificates.

     SECTION 6.3. Conditions Precedent of AIF. The obligation of AIF to consummate the Reorganization is subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived in writing by AIF.

          (a) The representations and warranties of AIS on behalf of Income Fund participating in the Reorganization set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though all such representations and warranties had been made as of the Closing Date.

          (b) AIS shall have complied with and satisfied in all material respects all agreements and conditions relating to Income Fund participating in the Reorganization set forth herein on its part to be performed or satisfied at or prior to the Closing Date.

          (c) AIF shall have received on the Closing Date (i) a certificate, dated as of the Closing Date, from an officer of AIS, in such individual's capacity as an officer of AIS and not as an individual, to the effect that the conditions specified in Sections 6.3(a) and (b) have been satisfied and
     (ii) a certificate, dated as of the Closing Date, from the Secretary or Assistant Secretary of AIS certifying as to the accuracy and completeness of the attached Agreement and Declaration of Trust and by-laws, as amended, of AIS and resolutions, consents and authorizations of or regarding AIS with respect to the execution and delivery of this Agreement and the transactions contemplated hereby.

          (d) AIF shall have received the signed opinion of Ballard Spahr Andrews & Ingersoll, LLP, counsel to AIS, or other counsel reasonably acceptable to AIF, in form and substance reasonably acceptable to counsel for AIS, as to the matters set forth on Schedule 6.3(d).

                                   ARTICLE 7

                            TERMINATION OF AGREEMENT

     SECTION 7.1.  Termination.

     (a) This Agreement may be terminated on or prior to the Closing Date as follows:

          (i) by mutual written consent of AIF and AIS; or

          (ii) at the election of AIF or AIS:

             (A) if the Closing Date shall not be on or before September 1, 2003, or such later date as the parties hereto may agree upon, unless the failure to consummate the Reorganization is the result of a willful and material breach of this Agreement by the party seeking to terminate this Agreement;

             (B) if, upon a vote at the Strategic Fund Shareholders Meeting or any adjournment thereof, the Required Shareholder Vote shall not have been obtained as contemplated by Section 5.8; or

             (C) if any Governmental Authority shall have issued an order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the Reorganization and such order, decree, ruling or other action shall have become final and nonappealable.

     (b) The termination of this Agreement shall be effectuated by the delivery by the terminating party to the other party of a written notice of such termination.

     SECTION 7.2. Survival After Termination. If this Agreement is terminated in accordance with Section 7.1 hereof and the Reorganization of Strategic Fund is not consummated, this Agreement shall become void and of no further force and effect with respect to such Reorganization and the respective Strategic Fund, except for the provisions of Section 5.3.

                                   ARTICLE 8

                                 MISCELLANEOUS

     SECTION 8.1. Survival of Representations and Warranties. The representations, warranties and covenants in this Agreement or in any certificate or instrument delivered pursuant to this Agreement shall survive the consummation of the transactions contemplated hereunder for a period of one (1) year following the Closing Date.

     SECTION 8.2. Governing Law. This Agreement shall be construed and interpreted according to the laws of the State of Delaware applicable to contracts made and to be performed wholly within such state.

     SECTION 8.3. Binding Effect, Persons Benefiting, No Assignment. This Agreement shall inure to the benefit of and be binding upon the parties hereto and the respective successors and assigns of the parties and such Persons. Nothing in this Agreement is intended or shall be construed to confer upon any entity or Person other than the parties hereto and their respective successors and permitted assigns any right, remedy or claim under or by reason of this Agreement or any part hereof. Without the prior written consent of the parties hereto, this Agreement may not be assigned by any of the parties hereto.

     SECTION 8.4.  Obligations of AIS and AIF.

     (a) AIF and AIS hereby acknowledge and agree that Income Fund is a separate investment portfolio of AIS, that AIS is executing this Agreement on behalf of Income Fund, and that any amounts payable by AIS under or in connection with this Agreement shall be payable solely from the revenues and assets of Income Fund. AIF further acknowledges and agrees that this Agreement has been executed by a duly authorized officer of AIS in his or her capacity as an officer of AIS intending to bind AIS as provided herein, and that no officer, trustee or shareholder of AIS shall be personally liable for the liabilities or obligations of AIS incurred hereunder.

     (b) AIF and AIS hereby acknowledge and agree that Strategic Fund is a separate investment portfolio of AIF, that AIF is executing this Agreement on behalf of Strategic Fund and that any amounts payable by AIF under or in connection with this Agreement shall be payable solely from the revenues and assets of Strategic Fund. AIS further acknowledges and agrees that this Agreement has been executed by a duly authorized officer of AIF in his or her capacity as an officer of AIF intending to bind AIF as provided herein, and that no officer, trustee or shareholder of AIF shall be personally liable for the liabilities of AIF incurred hereunder.

     SECTION 8.5. Amendments. This Agreement may not be amended, altered or modified except by a written instrument executed by AIF and AIS.

     SECTION 8.6. Enforcement. The parties agree irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States or any state having jurisdiction, in addition to any other remedy to which they are entitled at law or in equity.

     SECTION 8.7. Interpretation. When a reference is made in this Agreement to a Section or Schedule, such reference shall be to a Section of, or a Schedule to, this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." Each representation and warranty contained in Article 3 or 4 that relates to a general category of a subject matter shall be deemed superseded by a specific representation and warranty relating to a subcategory thereof to the extent of such specific representation or warranty.

     SECTION 8.8. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and each of which shall constitute one and the same instrument.

     SECTION 8.9. Entire Agreement; Schedules. This Agreement, including the Schedules, certificates and lists referred to herein, and any documents executed by the parties simultaneously herewith or pursuant thereto, constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, written or oral, between the parties with respect to such subject matter.

     SECTION 8.10. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand or by overnight courier, two days after being sent by registered mail, return receipt requested, or when sent by telecopier (with receipt confirmed), provided, in the case of a telecopied notice, a copy is also sent by registered mail, return receipt requested, or by courier, addressed as follows (or to such other address as a party may designate by notice to the other):

     (a) If to AIF:

        AIM Investment Funds
        11 Greenway Plaza, Suite 100
        Houston, Texas 77046-1173
        Attn: Carol F. Relihan, Esq.
        Fax: (713) 993-9185

          with a copy to:

        Ballard Spahr Andrews & Ingersoll, LLP
        1735 Market Street, 51st Floor
        Philadelphia, Pennsylvania 19103-7599
        Attn: William H. Rheiner, Esq.
        Fax: (215) 864-8999

     (b) If to AIS:

        AIM Investment Securities Funds
        11 Greenway Plaza, Suite 100
        Houston, Texas 77046-1173
        Attn: Carol F. Relihan, Esq.
        Fax: (713) 993-9185

          with a copy to:

        Ballard Spahr Andrews & Ingersoll, LLP
        1735 Market Street, 51st Floor
        Philadelphia, Pennsylvania 19103-7599
        Attn: William H. Rheiner, Esq.
        Fax: (215) 864-8999

     SECTION 8.11. Representations by AIM Advisors. In its capacity as investment adviser to AIF, AIM Advisors represents to AIS that to the best of its knowledge the representations and warranties of AIF and Strategic Fund contained in this Agreement are true and correct as of the date of this Agreement. In its capacity as investment adviser to AIS, AIM Advisors represents to AIF that to the best of its knowledge the representations and warranties of AIS and Income Fund contained in this Agreement are true and correct as of the date of this Agreement. For purposes of this Section 8.11, the best knowledge standard shall be deemed to mean that the officers of AIM Advisors who have substantive responsibility for the provision of investment advisory services to AIF and AIS do not have actual knowledge to the contrary after due inquiry.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                          AIM INVESTMENT FUNDS,
                                          acting on behalf of AIM Strategic
                                          Income Fund

                                          By: /s/ ROBERT H. GRAHAM
                                            ------------------------------------

                                          AIM INVESTMENT SECURITIES FUNDS,
                                          acting on behalf of AIM Income Fund

                                          By: /s/ ROBERT H. GRAHAM
                                            ------------------------------------

                                          A I M ADVISORS, INC.

                                          By: /s/ MARK H. WILLIAMSON
                                            ------------------------------------

                                SCHEDULE 6.1(d)

                           OPINION OF COUNSEL TO AIF

     1. AIF is validly existing as a statutory trust under the Delaware Statutory Trust Act.

     2. AIF is an open-end, management investment company registered under the Investment Company Act of 1940.

     3. The execution, delivery and performance of the Agreement by AIF have been duly authorized and approved by all requisite trust action on the part of AIF. The Agreement has been duly executed and delivered by AIF and constitutes the valid and binding obligation of AIF acting on behalf of Strategic Fund.

     4. Strategic Fund Shares outstanding on the date hereof have been duly authorized and validly issued, and assuming that the consideration described in the Strategic Fund prospectus was received in connection therewith, are fully paid and non-assessable.

     5. To the best of our knowledge, Strategic Fund is not required to submit any notice, report or other filing with or obtain any authorization, consent or approval from any governmental authority of the United States or self regulatory organization prior to the consummation of the transactions contemplated by the Agreement other than such notices, reports or other filings as have previously been made or such authorizations, consents or approvals as have been previously obtained.

     We confirm to you that to our knowledge, no litigation or governmental proceeding is pending or threatened in writing against Income Fund (i) with respect to the Agreement or (ii) which involves in excess of $500,000 in damages.

                                SCHEDULE 6.2(f)

                                  TAX OPINIONS

     (i) The transfer of the assets of Strategic Fund to Income Fund in exchange for Income Fund Shares distributed directly to Strategic Fund Shareholders, as provided in the Agreement, will constitute a "reorganization" within the meaning of Section 368(a) of the Code and that Strategic Fund and Income Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code.

     (ii) In accordance with Section 361(a) and Section 361(c)(1) of the Code, no gain or loss will be recognized by Strategic Fund on the transfer of its assets to Income Fund solely in exchange for Income Fund Class A Shares, Income Fund Class B Shares and Income Fund Class C Shares or on the distribution of Income Fund Class A Shares, Income Fund Class B Shares and Income Fund Class C Shares to Strategic Fund Shareholders.

     (iii) In accordance with Section 1032 of the Code, no gain or loss will be recognized by Income Fund upon the receipt of assets of Strategic Fund in exchange for Income Fund Class A Shares, Income Fund Class B Shares and Income Fund Class C Shares issued directly to Strategic Fund Shareholders.

     (iv) In accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by Strategic Fund Shareholders on the receipt of Income Fund Class A Shares, Income Fund Class B Shares and Income Fund Class C Shares in exchange for Strategic Fund Shares.

     (v) In accordance with Section 362(b) of the Code, the basis to Income Fund of the assets of Strategic Fund will be the same as the basis of such assets in the hands of Strategic Fund immediately prior to the Reorganization.

     (vi) In accordance with Section 358(a) of the Code, a Strategic Fund Shareholder's basis for Income Fund Class A Shares, Income Fund Class B Shares or Income Fund Class C Shares received by the Strategic Fund Shareholder will be the same as his basis for Strategic Fund Shares exchanged therefor.

     (vii) In accordance with Section 1223(1) of the Code, a Strategic Fund Shareholder's holding period for Income Fund Class A Shares, Income Fund Class B Shares or Income Fund Class C Shares will be determined by including Strategic Fund Shareholder's holding period for Strategic Fund Shares exchanged therefor, provided that the Strategic Fund Shareholder held Strategic Fund Shares as a capital asset.

     (viii) In accordance with Section 1223(2) of the Code, the holding period with respect to the assets of Strategic Fund transferred to Income Fund in the Reorganization will include the holding period for such assets in the hands of Strategic Fund.

                                SCHEDULE 6.3(d)

                           OPINION OF COUNSEL TO AIS

     1. AIS is validly existing as a statutory trust under the Delaware Statutory Trust Act.

     2. AIS is an open-end, management investment company registered under the Investment Company Act of 1940.

     3. The execution, delivery and performance of the Agreement by AIS have been duly authorized and approved by all requisite trust action on the part of AIS. The Agreement has been duly executed and delivered by AIS and constitutes the valid and binding obligation of AIS acting on behalf of Income Fund.

     4. Class A shares, Class B shares and Class C shares of Income Fund to be issued pursuant to the Agreement have been duly authorized, and upon completion of the transactions described in the Agreement, will be validly issued, fully paid and non-assessable.

     5. To the best of our knowledge, Income Fund is not required to submit any notice, report or other filing with or obtain any authorization, consent or approval from any governmental authority of the United States or self regulatory organization prior to the consummation of the transactions contemplated by the Agreement other than such notices, reports or other filings as have previously been made or such authorizations, consents or approvals as have been previously obtained.

     We confirm to you that to our knowledge, no litigation or governmental proceeding is pending or threatened in writing against Income Fund (i) with respect to the Agreement or (ii) which involves in excess of $500,000 in damages.

                                                                    APPENDIX III

      AIM INCOME FUND
      --------------------------------------------------------------------------

      AIM Income Fund seeks to achieve a high level of current income consistent with reasonable concern for safety of principal.

                                                     AIM--Registered Trademark--

      PROSPECTUS
      DECEMBER 2, 2002

                                     This prospectus contains important
                                     information about the Class A, B, C and R shares of the fund. Please read it before investing and keep it for future reference.

                                     As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

                                     Investments in the fund:
                                        - are not FDIC insured;
                                        - may lose value; and
                                        - are not guaranteed by a bank.

      [AIM INVESTMENTS LOGO APPEARS HERE]                 INVEST WITH DISCIPLINE
      --Servicemark--                                   --Registered Trademark--

                                ---------------
                                AIM INCOME FUND
                                ---------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES                  1
------------------------------------------------------

PRINCIPAL RISKS OF INVESTING IN THE FUND             1
------------------------------------------------------

PERFORMANCE INFORMATION                              2
------------------------------------------------------

Annual Total Returns                                 2

Performance Table                                    2

FEE TABLE AND EXPENSE EXAMPLE                        3
------------------------------------------------------

Fee Table                                            3

Expense Example                                      3

FUND MANAGEMENT                                      4
------------------------------------------------------

The Advisor                                          4

Advisor Compensation                                 4

Portfolio Managers                                   4

OTHER INFORMATION                                    4
------------------------------------------------------

Sales Charges                                        4

Dividends and Distributions                          4

FINANCIAL HIGHLIGHTS                                 5
------------------------------------------------------

SHAREHOLDER INFORMATION                            A-1
------------------------------------------------------
Choosing a Share Class                             A-1

Purchasing Shares                                  A-3

Redeeming Shares                                   A-5

Exchanging Shares                                  A-8

Pricing of Shares                                 A-10

Taxes                                             A-10

OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------

The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM stylized and/or Design, AIM Alternative Assets and Design, myaim.com, The AIM College Savings Plan, AIM Solo 401(k) and AIM Lifetime America are service marks of A I M Management Group Inc.

No dealer, sales person or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                                ---------------
                                AIM INCOME FUND
                                ---------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is to achieve a high level of current income consistent with reasonable concern for safety of principal. The fund will attempt to achieve its objective by investing primarily in fixed-rate corporate debt and U.S. and non-U.S. Government obligations. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.

    The fund may invest up to 40% of its total assets in foreign securities. The fund may invest up to 35% of its net assets in lower-quality debt securities, i.e., "junk bonds," and unrated debt securities deemed by the portfolio managers to be of comparable quality. The fund may also invest in preferred stock issues and convertible corporate debt. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    The portfolio managers focus on securities that they believe have favorable prospects for current income, consistent with their concerns for safety of principal. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

    In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. Interest rate increases can cause the price of a debt security to decrease. The longer a debt security's duration, the more sensitive it is to this risk. Junk bonds are less sensitive to this risk than are higher-quality bonds. The issuer of a security may default or otherwise be unable to honor a financial obligation.

    The prices of foreign securities may be further affected by other factors, including:

- Currency exchange rates--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are valued.

- Political and economic conditions--The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

- Regulations--Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

- Markets--The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

    Compared to higher-quality debt securities, junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer and because they are generally unsecured and may be subordinated to other creditors' claims. The value of junk bonds often fluctuates in response to company, political or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. During those times the bonds could be difficult to value or sell at a fair price. Credit ratings on junk bonds do not necessarily reflect their actual market risk.

    An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                ---------------
                                AIM INCOME FUND
                                ---------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.


                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1992...................................................................   7.28%
1993...................................................................  15.38%
1994...................................................................  -7.65%
1995...................................................................  22.77%
1996...................................................................   8.58%
1997...................................................................  11.92%
1998...................................................................   4.94%
1999...................................................................  -2.92%
2000...................................................................  -1.14%
2001...................................................................   3.58%


    The Class A share's year-to-date total return as of September 30, 2002 was -0.57%.

    During the periods shown in the bar chart, the highest quarterly return was 6.92% (quarter ended March 31, 1993) and the lowest quarterly return was -5.88% (quarter ended March 31, 1994).

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index. The fund's performance reflects payment of sales loads.

AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
(for the periods ended                       10        SINCE        INCEPTION
December 31, 2001)      1 YEAR    5 YEARS   YEARS     INCEPTION(1)    DATE
-------------------------------------------------------------------------------
Class A                                                              05/03/68
  Return Before Taxes    (1.39)%    2.15%    5.42%         --
  Return After Taxes
     on Distributions    (4.02)    (0.59)    2.52          --
  Return After Taxes
     on Distributions
     and Sale of Fund
     Shares              (0.85)     0.39     2.93          --
Class B                                                              09/07/93
  Return Before Taxes    (1.93)     2.05       --        3.41%
Class C                                                              08/04/97
  Return Before Taxes     1.94        --       --        1.39
Class R(3)                                                           05/03/68(3)
  Return Before Taxes     3.32      2.89     5.67
-------------------------------------------------------------------------------
Lehman Bros. Aggregate
  Bond Index(2)           8.44      7.43     7.23
  (reflects no
     deduction for
     fees, expenses,
     or taxes)
-------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B, C and R will vary.
(1) Since Inception performance is only provided for a class with less than ten calendar years of performance.
(2) The Lehman Bros. Aggregate Bond Index is an unmanaged index generally considered representative of treasury issues, agency issues, corporate bond issues and mortgage-backed securities.
(3) The returns shown for these periods are the restated historical performance of the fund's Class A shares at the net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to Class R shares. The inception date shown in the table is that of the fund's Class A shares. The inception date of the Fund's Class R shares is June 3, 2002.

                                ---------------
                                AIM INCOME FUND
                                ---------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
-------------------------------------------------------------------------------------
(fees paid directly from
your investment)                         CLASS A   CLASS B  CLASS C   CLASS R
-------------------------------------------------------------------------------------
Maximum Sales Charge
(Load) Imposed on Purchases
(as a percentage of offering price)             4.75%      None    None       None

Maximum Deferred Sales Charge (Load)
(as a percentage of
original purchase price
or redemption proceeds, whichever is less)      None(1,2)  5.00%   1.00%      None(3)
-------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES(4)
--------------------------------------------------------------------------------
(expenses that are deducted
from fund assets)                          CLASS A   CLASS B   CLASS C   CLASS R
--------------------------------------------------------------------------------
Management Fees                             0.43%     0.43%     0.43%     0.43%

Distribution and/or Service (12b-1) Fees    0.25      1.00      1.00      0.50

Other Expenses                              0.28      0.28      0.28      0.28

Total Annual Fund Operating Expenses        0.96      1.71      1.71      1.21
--------------------------------------------------------------------------------

(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.
(2) Effective November 1, 2002, if you are a retirement plan participant and you bought $1,000,000 or more of Class A shares, you may pay a 1% CDSC if a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.
(3) If you are a retirement plan participant, you may pay a 0.75% CDSC if a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.
(4) There is no guarantee that actual expenses will be the same as those shown in the table.

You may also be charged a transaction or other fee by the financial institution managing your account.

    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. To the extent fees are waived and/or expenses are reimbursed, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $568     $766     $  981     $1,597
Class B                                      674      839      1,128      1,821
Class C                                      274      539        928      2,019
Class R                                      123      384        665      1,466
--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $568     $766      $981      $1,597
Class B                                      174      539       928       1,821
Class C                                      174      539       928       2,019
Class R                                      123      384       665       1,466
--------------------------------------------------------------------------------

                                ---------------
                                AIM INCOME FUND
                                ---------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

    The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 175 investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

During the fiscal year ended July 31, 2002, the advisor received compensation of 0.43% of average daily net assets.

PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team (co-managers) who are primarily responsible for the management of the fund's portfolio are

- Robert G. Alley, Senior Portfolio Manager, who has been responsible for the fund since 1992 and has been associated with the advisor and/or its affiliates since 1992.

- Jan H. Friedli, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1999. From 1997 to 1999, he was global fixed-income portfolio manager for Nicholas-Applegate Capital Management.

- Carolyn L. Gibbs, Senior Portfolio Manager, who has been responsible for the fund since 1995 and has been associated with the advisor and/or its affiliates since 1992.

- Scot W. Johnson, Portfolio Manager, who has been responsible for the fund since 2002 and has been associated with the advisor and/or its affiliates since 1994.

They are assisted by the Investment Grade Team. More information on the fund's management team may be found on our website (http://www.aimfunds.com).

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Income Fund are subject to the maximum 4.75% initial sales charge as listed under the heading "CATEGORY II Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to the contingent deferred sales charge listed in that section. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section. Certain purchases of Class R shares may be subject to the contingent deferred sales charge listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of ordinary income.

DIVIDENDS

The fund generally declares dividends daily and pays dividends, if any, monthly.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                                ---------------
                                AIM INCOME FUND
                                ---------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    The information for the fiscal years 2002 and 2001 has been audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. Information prior to fiscal year 2001 was audited by other public accountants.


                                                                                     CLASS A
                                                 --------------------------------------------------------------------------------
                                                                                JANUARY 1,
                                                    YEAR ENDED JULY 31,          THROUGH            YEAR ENDED DECEMBER 31,
                                                 --------------------------     JULY 31,       ----------------------------------
                                                   2002              2001         2000           1999         1998         1997
                                                 --------          --------     ----------     --------     --------     --------
Net asset value, beginning of period             $   6.91          $   7.14      $   7.59      $   8.38     $   8.57     $   8.24
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                              0.44(a)(b)        0.53          0.34          0.57         0.57         0.55
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                        (0.70)            (0.23)        (0.47)        (0.81)       (0.16)        0.39
=================================================================================================================================
    Total from investment operations                (0.26)             0.30         (0.13)        (0.24)        0.41         0.94
=================================================================================================================================
Less distributions:
  Dividends from net investment income              (0.43)            (0.51)        (0.25)        (0.55)       (0.55)       (0.52)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                --                --            --            --        (0.05)       (0.09)
---------------------------------------------------------------------------------------------------------------------------------
  Return of capital                                 (0.02)            (0.02)        (0.07)           --           --           --
=================================================================================================================================
    Total distributions                             (0.45)            (0.53)        (0.32)        (0.55)       (0.60)       (0.61)
=================================================================================================================================
Net asset value, end of period                   $   6.20          $   6.91      $   7.14      $   7.59     $   8.38     $   8.57
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                     (4.05)%            4.42%        (1.70)%       (2.92)%       4.94%       11.92%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)         $281,966          $346,967      $346,482      $393,414     $399,701     $340,608
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets              0.96%(d)          0.95%         0.97%(e)      0.91%        0.91%        0.94%
=================================================================================================================================
Ratio of net investment income to average net
  assets                                             6.57%(a)(d)       7.57%         8.03%(e)      7.11%        6.69%        6.55%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                70%               83%           43%           78%          41%          54%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses as adjustments to interest income. Had the Fund not amortized premiums on debt securities or recorded paydown gains and losses as adjustments to interest income, the net investment income per share would have been $0.45 and the ratio of net investment income to average net assets would have been 6.76%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(b)  Calculated using average shares outstanding.
(c) Does not deduct sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $319,071,550.
(e)  Annualized.

                                ---------------
                                AIM INCOME FUND
                                ---------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                                         CLASS B
                                                        -------------------------------------------------------------------------
                                                                                   JANUARY 1,
                                                          YEAR ENDED JULY 31,       THROUGH          YEAR ENDED DECEMBER 31,
                                                        -----------------------    JULY 31,      --------------------------------
                                                          2002           2001        2000          1999        1998        1997
                                                        --------       --------    ----------    --------    --------    --------
Net asset value, beginning of period                    $   6.92       $   7.14     $   7.58     $   8.37    $   8.55    $   8.23
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.39(a)(b)     0.48         0.31         0.50        0.50        0.48
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                            (0.70)         (0.23)       (0.47)       (0.80)      (0.15)       0.38
=================================================================================================================================
    Total from investment operations                       (0.31)          0.25        (0.16)       (0.30)       0.35        0.86
=================================================================================================================================
Less distributions:
  Dividends from net investment income                     (0.38)         (0.45)       (0.21)       (0.49)      (0.48)      (0.45)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                       --             --           --           --       (0.05)      (0.09)
---------------------------------------------------------------------------------------------------------------------------------
  Return of capital                                        (0.02)         (0.02)       (0.07)          --          --          --
=================================================================================================================================
    Total distributions                                    (0.40)         (0.47)       (0.28)       (0.49)      (0.53)      (0.54)
=================================================================================================================================
Net asset value, end of period                          $   6.21       $   6.92     $   7.14     $   7.58    $   8.37    $   8.55
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                            (4.76)%         3.67%       (2.09)%      (3.72)%      4.20%      10.89%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                $216,710       $237,118     $213,926     $244,713    $219,033    $125,871
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                     1.71%(d)       1.71%        1.73%(e)     1.66%       1.66%       1.69%
=================================================================================================================================
Ratio of net investment income to average net assets        5.82%(a)(d)    6.81%        7.28%(e)     6.36%       5.94%       5.80%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                       70%            83%          43%          78%         41%         54%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses as adjustments to interest income. Had the Fund not amortized premiums on debt securities or recorded paydown gains and losses as adjustments to interest income, the net investment income per share would have been $0.40 and the ratio of net investment income to average net assets would have been 6.01%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(b)  Calculated using average shares outstanding.
(c) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $236,187,889.
(e)  Annualized.

                                ---------------
                                AIM INCOME FUND
                                ---------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                                  CLASS C
                                           --------------------------------------------------------------------------------------
                                                                                                                 AUGUST 4, 1997
                                                                        JANUARY 1,         YEAR ENDED             (DATE SALES
                                             YEAR ENDED JULY 31,         THROUGH           DECEMBER 31,         COMMENCED) THROUGH
                                           ------------------------      JULY 31,      -------------------         DECEMBER 31,
                                            2002             2001         2000          1999        1998               1997
                                           -------          -------     ----------     -------     -------     ------------------
Net asset value, beginning of period       $  6.91          $  7.13      $  7.57       $  8.36     $  8.54           $ 8.38
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                        0.39(a)(b)       0.48         0.31          0.50        0.50             0.19
---------------------------------------------------------------------------------------------------------------------------------
 Net gains (losses) on securities (both
   realized and unrealized)                  (0.71)           (0.23)       (0.47)        (0.80)      (0.15)            0.22
=================================================================================================================================
   Total from investment operations          (0.32)            0.25        (0.16)        (0.30)       0.35             0.41
=================================================================================================================================
Less distributions:
 Dividends from net investment income        (0.38)           (0.45)       (0.21)        (0.49)      (0.48)           (0.16)
---------------------------------------------------------------------------------------------------------------------------------
 Distributions from net realized gains          --               --           --            --       (0.05)           (0.09)
---------------------------------------------------------------------------------------------------------------------------------
 Return of capital                           (0.02)           (0.02)       (0.07)           --          --               --
=================================================================================================================================
   Total distributions                       (0.40)           (0.47)       (0.28)        (0.49)      (0.53)           (0.25)
=================================================================================================================================
Net asset value, end of period             $  6.19          $  6.91      $  7.13       $  7.57     $  8.36           $ 8.54
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                              (4.92)%           3.68%       (2.09)%       (3.71)%      4.21%            4.96%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)   $37,769          $44,216      $26,821       $28,202     $19,332           $2,552
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets       1.71%(d)         1.71%        1.73%(e)      1.66%       1.66%            1.69%(d)
=================================================================================================================================
Ratio of net investment income to average
 net assets                                   5.82%(a)(d)      6.81%        7.28%(e)      6.36%       5.94%            5.80%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                         70%              83%          43%           78%         41%              54%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses as adjustments to interest income. Had the Fund not amortized premiums on debt securities or recorded paydown gains and losses as adjustments to interest income, the net investment income per share would have been $0.40 and the ratio of net investment income to average net assets would have been 6.01%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(b)  Calculated using average shares outstanding.
(c) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $43,187,491.
(e)  Annualized.

                                ---------------
                                AIM INCOME FUND
                                ---------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                   CLASS R
                                                              ------------------
                                                                 JUNE 3, 2002
                                                                 (DATE SALES
                                                              COMMENCED) THROUGH
                                                                 JULY 31, 2002
                                                              ------------------
Net asset value, beginning of period                                $ 6.53
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                               0.06(a)(b)
--------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                      (0.32)
================================================================================
    Total from investment operations                                 (0.26)
================================================================================
Less distributions:
  Dividends from net investment income                               (0.05)
--------------------------------------------------------------------------------
  Return of capital                                                  (0.02)
================================================================================
    Total distributions                                              (0.07)
================================================================================
Net asset value, end of period                                      $ 6.20
________________________________________________________________________________
================================================================================
Total return(c)                                                      (4.01)%
________________________________________________________________________________
================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                            $   10
________________________________________________________________________________
================================================================================
Ratio of expenses to average net assets                               1.21%(d)
================================================================================
Ratio of net investment income to average net assets                  6.32%(a)(d)
________________________________________________________________________________
================================================================================
Portfolio turnover rate                                                 70%
________________________________________________________________________________
================================================================================

(a) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses as adjustments to interest income. Had the Fund not amortized premiums on debt securities or recorded paydown gains and losses as adjustments to interest income, the net investment income per share would have been $0.07 and the ratio of net investment income to average net assets would have been 6.51%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios prior to August 1, 2001 have not been restated to reflect this change in presentation.
(b)  Calculated using average shares outstanding.
(c)  Not annualized for periods less than one year.
(d)  Ratios are annualized and based on average daily net assets of $9,857.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the AIM Funds.

CHOOSING A SHARE CLASS

Many of the AIM Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consult your financial advisor as to which class is most suitable for you. In addition, you should consider the factors below:

CLASS A(1)               CLASS A3                 CLASS B                  CLASS C                  CLASS R
---------------------------------------------------------------------------------------------------------------------------
- Initial sales charge   - No initial sales       - No initial sales       - No initial sales       - No initial sales
                           charge                   charge                   charge                   charge

- Reduced or waived      - No contingent          - Contingent deferred    - Contingent deferred    - Generally, no
  initial sales charge     deferred sales charge    sales charge on          sales charge on          contingent deferred
  for certain                                       redemptions within       redemptions within       sales charge(2)
  purchases(2,3)                                    six years                one year(5)

- Generally, lower       - 12b-1 fee of 0.35%     - 12b-1 fee of 1.00%     - 12b-1 fee of 1.00%     - 12b-1 fee of 0.50%
  distribution and
  service (12b-1) fee
  than Class B, Class C
  or Class R shares
  (See "Fee Table and
  Expense Example")

                         - Does not convert to    - Converts to Class A    - Does not convert to    - Does not convert to
                           Class A shares           shares at the end of     Class A shares           Class A shares
                                                    the month which is
                                                    eight years after the
                                                    date on which shares
                                                    were purchased along
                                                    with a pro rata
                                                    portion of its
                                                    reinvested dividends
                                                    and distributions(4)

- Generally more         - Generally more         - Purchase orders        - Generally more         - Generally, only
  appropriate for          appropriate for          limited to amounts       appropriate for          available to the
  long-term investors      short-term investors     less than $250,000       short-term investors     following types of
                                                                                                      retirement plans: (i)
                                                                                                      all section 401 and
                                                                                                      457 plans, (ii)
                                                                                                      section 403 plans
                                                                                                      sponsored by section
                                                                                                      501(c)(3)
                                                                                                      organizations, and
                                                                                                      (iii) IRA rollovers
                                                                                                      from such plans if an
                                                                                                      AIM Fund was offered

Certain AIM Funds also offer Institutional Class shares to certain eligible institutional investors; consult the fund's Statement of Additional Information for details.

      (1) As of the close of business on October 30, 2002, Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors.
      (2) A contingent deferred sales charge may apply in some cases.
      (3) AIM Opportunities I Fund will not accept any single purchase order in excess of $250,000.
      (4) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares.

       AIM Global Trends Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another AIM Fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.

      (5) A contingent deferred sales charge (CDSC) does not apply to redemption of Class C shares of AIM Short Term Bond Fund unless you exchange Class C shares of another AIM Fund that are subject to a CDSC into AIM Short Term Bond Fund.

--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each AIM Fund (except AIM Tax-Free Intermediate Fund with respect to its Class A shares) has adopted 12b-1 plans that allow the AIM Fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Sales charges on the AIM Funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES

The AIM Funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM Fund is classified.

                                       A-1                            MCF--12/02

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CATEGORY I INITIAL SALES CHARGES
-------------------------------------------------------------
                                           INVESTOR'S
                                          SALES CHARGE
                                  ----------------------------
AMOUNT OF INVESTMENT                AS A % OF       AS A % OF
IN SINGLE TRANSACTION(1)          OFFERING PRICE   INVESTMENT
--------------------------------------------------------------
            Less than $   25,000       5.50%          5.82%
$ 25,000 but less than $   50,000      5.25           5.54
$ 50,000 but less than $  100,000      4.75           4.99
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      3.00           3.09
$500,000 but less than $1,000,000      2.00           2.04
--------------------------------------------------------------

(1) AIM Opportunities I Fund will not accept any single purchase order in excess of $250,000.

CATEGORY II INITIAL SALES CHARGES
-------------------------------------------------------------
                                           INVESTOR'S
                                          SALES CHARGE
                                  ----------------------------
AMOUNT OF INVESTMENT                AS A % OF       AS A % OF
IN SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
--------------------------------------------------------------
            Less than $   50,000       4.75%          4.99%
$ 50,000 but less than $  100,000      4.00           4.17
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      2.50           2.56
$500,000 but less than $1,000,000      2.00           2.04
--------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
-------------------------------------------------------------
                                           INVESTOR'S
                                          SALES CHARGE
                                  ----------------------------
AMOUNT OF INVESTMENT                AS A % OF       AS A % OF
IN SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
--------------------------------------------------------------
            Less than $  100,000       1.00%          1.01%
$100,000 but less than $  250,000      0.75           0.76
$250,000 but less than $1,000,000      0.50           0.50
--------------------------------------------------------------

SHARES SOLD WITHOUT A SALES CHARGE

You will not pay an initial sales charge on purchases of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund.

You will not pay an initial sales charge or a contingent deferred sales charge
(CDSC) on Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND

You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I and II Funds at net asset value. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

  If you made a Large Purchase of Class A shares of Category III Funds at net asset value during the period November 15, 2001 through October 30, 2002, such shares will be subject to a 0.25% CDSC if you redeem them prior to 12 months after the date of purchase.

  If you currently own Class A shares of a Category I, II or III Fund and make additional purchases (through October 30, 2002 for Category III Funds only) at net asset value that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to a CDSC (an 18-month, 1% CDSC for Category I and II Fund shares, and a 12-month, 0.25% CDSC for Category III Fund shares.) The CDSC for Category III Fund shares will not apply to additional purchases made prior to November 15, 2001 or after October 30, 2002.
  Some retirement plans can purchase Class A shares at their net asset value per share. Effective November 1, 2002, if the distributor paid a concession to the dealer of record in connection with a Large Purchase of Class A shares by a retirement plan, the Class A shares may be subject to a 1% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the plan's initial purchase.

  You may be charged a CDSC when you redeem AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

  The distributor may pay a dealer concession and/or a service fee for Large Purchases and purchases by certain retirement plans.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS B AND CLASS C SHARES

You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE                              CLASS     CLASS
PURCHASE MADE                             B         C
--------------------------------------------------------
First                                     5%      1%
Second                                     4     None
Third                                      3     None
Fourth                                     3     None
Fifth                                      2     None
Sixth                                      1     None
Seventh and following                   None     None
--------------------------------------------------------

You can purchase Class C shares of AIM Short Term Bond Fund at their net asset value and not subject to a CDSC. However, you may be charged a CDSC when you redeem Class C shares of AIM Short Term Bond Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS R SHARES

You can purchase Class R shares at their net asset value per share. If the distributor pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within 12 months from the date of the retirement plan's initial purchase.

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

MCF--12/02                             A-2

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDUCED SALES CHARGES

You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

Rights of Accumulation

You may combine your new purchases of Class A shares with shares currently owned (Class A, B, C or R) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other shares you own.

Letters of Intent

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

  Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

INITIAL SALES CHARGE EXCEPTIONS

You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM Funds;

- when using the reinstatement privileges; and

- when a merger, consolidation, or acquisition of assets of an AIM Fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS

You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem Class C shares of an AIM Fund other than AIM Short Term Bond Fund and you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund;

- if you redeem Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another AIM Fund and the original purchase was subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, at any time, less than all of the Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, after having held them for more than one year from the date of the plan's initial purchase, all of the Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

There are no minimum investments with respect to Class R shares for AIM Fund accounts. The minimum investments with respect to Class A, A3, B and C shares for AIM Fund accounts (except for investments in AIM Opportunities I Fund, AIM Opportunities II Fund and AIM Opportunities III Fund) are as follows:

                                                                  INITIAL                        ADDITIONAL
TYPE OF ACCOUNT                                                 INVESTMENTS                      INVESTMENTS
----------------------------------------------------------------------------------------------------------------
Savings Plans (money-purchase/profit sharing       $  0 ($25 per AIM Fund investment for             $25
plans, 401(k) plans, Simplified Employee Pension         salary deferrals from Savings
(SEP) accounts, Salary Reduction (SARSEP)                Plans)
accounts, Savings Incentive Match Plans for
Employee IRA (Simple IRA) accounts, 403(b) or
457 plans)

Automatic Investment Plans                          50                                                25

IRA, Education IRA or Roth IRA                     250                                                50

All other accounts                                 500                                                50
----------------------------------------------------------------------------------------------------------------

The minimum initial investment for AIM Opportunities I Fund, AIM Opportunities II Fund and AIM Opportunities III Fund (the Special Opportunities Funds) accounts is $10,000. The minimum subsequent investment is $1,000. The maximum amount for a single purchase order of AIM Opportunities I Fund is $250,000.

                                       A-3                            MCF--12/02

                                 -------------
                                 THE AIM FUNDS
                                 -------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed.

PURCHASE OPTIONS

----------------------------------------------------------------------------------------------------------
                                OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT
----------------------------------------------------------------------------------------------------------
Through a Financial Consultant  Contact your financial consultant.     Same
By Mail                         Mail completed account application     Mail your check and the remittance
                                and check to the transfer agent,       slip from your confirmation
                                A I M Fund Services, Inc.,             statement to the transfer agent.
                                P.O. Box 4739,
                                Houston, TX 77210-4739.

By Wire                         Mail completed account application     Call the transfer agent to receive
                                to the transfer agent. Call the        a reference number. Then, use the
                                transfer agent at (800) 959-4246 to    wire instructions at left.
                                receive a reference number. Then,
                                use the following wire
                                instructions:
                                Beneficiary Bank ABA/Routing #:
                                113000609
                                Beneficiary Account Number:
                                00100366807
                                Beneficiary Account Name: A I M
                                Fund Services, Inc.
                                RFB: Fund Name, Reference #
                                OBI: Your Name, Account #

By AIM Bank Connection(SM)      Open your account using one of the     Select the AIM Bank Connection
                                methods described above.               option on your completed account
                                                                       application or complete an AIM Bank
                                                                       Connection form. Mail the
                                                                       application or form to the transfer
                                                                       agent. Once the transfer agent has
                                                                       received the form, call the
                                                                       transfer agent to place your
                                                                       purchase order.

By AIM Internet Connect(SM)     Open your account using one of the     Select the AIM Internet Connect
                                methods described above.               option on your completed account
                                                                       application or complete an AIM
                                                                       Internet Connect Authorization
                                                                       Form. Mail the application or form
                                                                       to the transfer agent. Once your
                                                                       request for this option has been
                                                                       processed (which may take up to 10
                                                                       days), you may place your purchase
                                                                       order at www.aimfunds.com. You may
                                                                       not purchase shares in AIM
                                                                       prototype retirement accounts on
                                                                       the internet.
----------------------------------------------------------------------------------------------------------

SPECIAL PLANS

AUTOMATIC INVESTMENT PLAN

You can arrange for periodic investments in any of the AIM Funds by authorizing the AIM Fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $25 ($1,000 for any of the Special Opportunities Funds). You may stop the Automatic Investment Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM Fund account to one or more other AIM Fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to a Special Opportunities Fund is $1,000. The minimum amount you can exchange to another AIM Fund is $25.

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in any AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund. You may invest your dividends and distributions (1) into another AIM Fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

  You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM Fund:

MCF--12/02                             A-4

                                 -------------
                                 THE AIM FUNDS
                                 -------------

(1) Your account balance (a) in the AIM Fund paying the dividend must be at least $5,000; or (b) in the AIM Fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM Fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for shares of the same class of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days prior written notice.

RETIREMENT PLANS

Shares of most of the AIM Funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM sponsored retirement plans, which include IRAs, Education IRAs, Roth IRAs, 403(b) plans, 401(k) plans, SIMPLE IRA plans, SEP/SARSEP plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEES

Generally, we will not charge you any fees to redeem your shares. Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE PRIOR TO NOVEMBER 15, 2001.

If you purchased $1,000,000 or more of Class A shares of any AIM Fund at net asset value prior to November 15, 2001, or entered into a Letter of Intent prior to November 15, 2001 to purchase $1,000,000 or more of Class A shares of a Category I, II or III Fund at net asset value, your shares may be subject to a contingent deferred sales charge (CDSC) upon redemption, as described below.

       SHARES
     INITIALLY
     PURCHASED               SHARES HELD AFTER AN EXCHANGE
--------------------  -------------------------------------------
- Class A shares of   - Class A shares of Category I or II Fund
Category I or II      - Class A shares of Category III Fund(1)
Fund                  - AIM Cash Reserve
                        Shares of AIM
                        Money Market Fund

- Class A shares of   - Class A shares of Category III Fund(1)
  Category III        - Class A shares of
  Fund(1)               AIM Tax-Exempt Cash Fund
                      - AIM Cash Reserve Shares of AIM
                        Money Market Fund

(1) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund may not be exchanged for Class A shares of a Category III Fund.

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE ON AND AFTER NOVEMBER 15, 2001

If you purchase $1,000,000 or more of Class A shares of any AIM Fund on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III Funds), or if you make additional purchases of Class A shares on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III Funds) at net asset value, your shares may be subject to a CDSC upon redemption, as described below.

   SHARES
 INITIALLY    SHARES HELD AFTER AN    CDSC APPLICABLE UPON
 PURCHASED          EXCHANGE          REDEMPTION OF SHARES
------------  ---------------------   ---------------------
- Class A     - Class A shares of     - 1% if shares are
  shares of     Category I or II        redeemed within 18
  Category I    Fund                    months of initial
  or II Fund  - Class A shares of       purchase of
                Category III            Category I or II
                Fund(1)                 Fund shares
              - AIM Cash Reserve
                Shares of AIM
                Money Market Fund


- Class A     - Class A shares of     - 1% if shares are
  shares of     Category I or II        redeemed within 18
  Category      Fund                    months of initial
  III Fund                              purchase of
                                        Category III Fund
                                        shares


- Class A     - Class A shares of     - 0.25% if shares are
  shares of     Category III            redeemed within 12
  Category      Fund(1)                 months of initial
  III Fund    - Class A shares of       purchase of Category
                AIM Tax-Exempt          III Fund shares
                Cash Fund
              - AIM Cash Reserve
                Shares of AIM
                Money Market Fund

(1) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund may not be exchanged for Class A shares of a Category III Fund.

                                       A-5                            MCF--12/02

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE AFTER OCTOBER 30, 2002

If you purchase $1,000,000 or more of Class A shares of any AIM Fund on or after October 31, 2002, or if you make additional purchases of Class A shares on and after October 31, 2002 at net asset value, your shares may be subject to a CDSC upon redemption as described below.

   SHARES
 INITIALLY    SHARES HELD AFTER AN    CDSC APPLICABLE UPON
 PURCHASED          EXCHANGE          REDEMPTION OF SHARES
------------  ---------------------   ---------------------
- Class A     - Class A shares of     - 1% if shares are
  shares of     Category I or II        redeemed within 18
  Category I    Fund                    months of initial
  or II Fund  - Class A shares of       purchase of
                Category III            Category I or II
                Fund(2)                 Fund shares
              - AIM Cash Reserve
                Shares of AIM Money
                Market Fund


- Class A     - Class A shares of     - 1% if shares are
  shares of     Category I or II        redeemed within 18
  Category      Fund                    months of initial
  III                                   purchase of
  Fund(1)                               Category III Fund
                                        shares


- Class A     - Class A shares of     - No CDSC
  shares of     Category III Fund(2)
  Category
  III         - Class A shares of
  Fund(1)       AIM Tax-Exempt Cash
                Fund
              - AIM Cash Reserve
                Shares of AIM Money
                Market

(1) As of the close of business on October 30, 2002, only existing shareholders of Class A shares of a Category III Fund may purchase such shares.

(2) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund may not be exchanged for Class A shares of Category III Fund.

REDEMPTION OF CLASS B SHARES ACQUIRED BY

EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial           Contact your financial consultant.
  Consultant

By Mail                       Send a written request to the transfer agent. Requests must include (1) original signatures of all registered owners;
                              (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an
                              executed stock power; and (4) signature guarantees, if
                              necessary (see below). The transfer agent may require that you provide additional information, such as corporate
                              resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and
                              whether you wish to have federal income tax withheld from
                              your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                  Call the transfer agent. You will be allowed to redeem by
                              telephone if (1) the proceeds are to be mailed to the
                              address on record (if there has been no change communicated to us within the last 30 days) or transferred electronically to a pre-authorized checking account; (2) you do not hold
                              physical share certificates; (3) you can provide proper
                              identification information; (4) the proceeds of the
                              redemption do not exceed $250,000; and (5) you have not
                              previously declined the telephone redemption privilege.
                              Certain accounts, including retirement accounts and 403(b)
                              plans, may not be redeemed by telephone. The transfer agent must receive your call during the hours of the customary
                              trading session of the New York Stock Exchange (NYSE) in
                              order to effect the redemption at that day's closing price.
                              You may, with limited exceptions, redeem from an IRA account by telephone. Redemptions from other types of retirement
                              accounts must be requested in writing.

MCF--12/02                             A-6

                                 -------------
                                 THE AIM FUNDS
                                 -------------

By AIM Internet Connect       Place your redemption request at www.aimfunds.com. You will be allowed to redeem by internet if (1) you do not hold
                              physical share certificates; (2) you can provide proper
                              identification information; (3) the proceeds of the
                              redemption do not exceed $250,000; and (4) you have
                              established the internet trading option. AIM prototype
                              retirement accounts may not be redeemed on the internet. The transfer agent must confirm your transaction during the
                              hours of the customary trading session of the NYSE in order to effect the redemption at that day's closing price.
------------------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL

If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE

If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET

If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC WITHDRAWALS

You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Withdrawal Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS

(AIM Cash Reserve Shares of AIM Money Market Fund only)

If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

REDEMPTIONS BY CHECK

(Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund only)

You may redeem shares of these AIM Funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $250,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REINSTATEMENT PRIVILEGES

You may, within 120 days after you sell shares (except Class R shares, Class A shares of AIM Tax-Exempt Cash Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class A shares and Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), reinvest all or part of your redemption proceeds in Class A shares of any Category I or II AIM Fund at net asset value in an identically registered account.

    You may, within 120 days after you sell some but not all of your Class A shares of a Category III Fund, reinvest all or part of your redemption proceeds in Class A shares of that same Category III Fund at net asset value in an identically registered account.

    The reinvestment amount must meet the subsequent investment minimum as indicated in the section "Purchasing Shares".

    If you paid an initial sales charge on any reinstated amount, you will receive credit on purchases of Class A shares of a Category I or II Fund.

If you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount.

  You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege.

                                       A-7                            MCF--12/02

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTIONS BY THE AIM FUNDS

If your account (Class A, Class A3, Class B and Class C shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by utilizing the Automatic Investment Plan.

    If an AIM Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

PERMITTED EXCHANGES

Except as otherwise stated under "Exchanges Not Permitted," you generally may exchange your shares for shares of the same class of another AIM Fund.

  You may also exchange:

(1) Class A shares of an AIM Fund for AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of an AIM Fund (excluding AIM Limited Maturity Treasury Fund, AIM Tax-Exempt Cash Fund and AIM Tax-Free Intermediate Fund) for Class A3 shares of an AIM Fund;

(3) Class A3 shares of an AIM Fund for AIM Cash Reserve shares of AIM Money Market Fund;

(4) Class A3 shares of an AIM Fund for Class A shares of any AIM Fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund);

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class A3 shares of an AIM Fund;

(6) AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of any AIM Fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, effective February 17, 2003, and AIM Tax-Exempt Cash
    Fund).

  You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

EXCHANGES NOT SUBJECT TO A SALES CHARGE

You will not pay an initial sales charge when exchanging:

(1) Class A shares with an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for

    (a) Class A shares of another AIM Fund;

    (b) AIM Cash Reserve Shares of AIM Money Market Fund; or

    (c) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund with an initial sales charge for

    (a) one another;

    (b) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

    (c) Class A shares of another AIM Fund, but only if

       (i)  you acquired the original shares before May 1, 1994; or

       (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher initial sales charges; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

    (a) Class A shares of an AIM Fund subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

       (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

       (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or

(4) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund for

    (a) AIM Cash Reserve Shares of AIM Money Market Fund; or

    (b) Class A shares of AIM Tax-Exempt Cash Fund.

You will not pay a CDSC or other sales charge when exchanging:

(1) Class A shares for other Class A shares;

(2) Class B shares for other Class B shares;

(3) Class C shares for other Class C shares; or

(4) Class R shares for other Class R shares.

EXCHANGES NOT PERMITTED

Certain classes of shares are not covered by the exchange privilege.

You may not exchange:

(1) Class A shares of a Category I or II Fund for Class A shares of a Category III Fund after February 16, 2003

MCF--12/02                             A-8

                                 -------------
                                 THE AIM FUNDS
                                 -------------

(2) Class A shares of a Category III Fund for Class A shares of another Category III Fund after February 16, 2003

For shares purchased prior to November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II Funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a contingent deferred sales charge (CDSC) for Class A shares of AIM Tax-Exempt Cash Fund;

(2) Class A shares of Category III Funds purchased at net asset value for Class A shares of a Category I or II Fund;

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM Fund;

(4) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category I or II Funds that are subject to a CDSC; or

(5) on or after January 15, 2002, AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category III Funds that are subject to a CDSC.

For shares purchased on or after November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II Funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC for Class A shares of AIM Tax-Exempt Cash Fund;

(2) Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of any other AIM Fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC or for AIM Cash Reserve Shares of AIM Money Market Fund; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM Fund or for Class A shares of any AIM Fund that are subject to a CDSC, however, if you originally purchased Class A shares of a Category I or II Fund, and exchanged those shares for AIM Cash Reserve Shares of AIM Money Market Fund, you may further exchange the AIM Cash Reserve Shares for Class A shares of a Category I or II Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange;

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange; and

- You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt fund performance. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or terminate this privilege at any time. The AIM Fund or the distributor will provide you with notice of such modification or termination whenever it is required to do so by applicable law, but may impose changes at any time for emergency purposes.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if (1) you do not hold physical share certificates; (2) you can provide proper identification information; and
(3) you have established the internet trading option.

                                       A-9                            MCF--12/02

                                 -------------
                                 THE AIM FUNDS
                                 -------------

EXCHANGING CLASS B, CLASS C AND CLASS R SHARES

If you make an exchange involving Class B or Class C shares or Class R shares subject to a CDSC, the amount of time you held the original shares will be credited to the holding period of the Class B, Class C or Class R shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.

 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:

 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;

 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;

 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE AUTOMATIC INVESTMENT PLAN AND SYSTEMATIC WITHDRAWAL PLAN OPTIONS ON THE SAME ACCOUNT; OR

 - SUSPEND, CHANGE OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

    The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that may materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the AIM Funds do not price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.

  Each AIM Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets. Different tax rates may apply to ordinary income and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

  Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

  INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

  The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of AIM Fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

MCF--12/02                            A-10

                                ---------------
                                AIM INCOME FUND
                                ---------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

    If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us


--------------------------------------------------------

BY MAIL:                  A I M Fund Services, Inc.
                          P.O. Box 4739
                          Houston, TX 77210-4739

BY TELEPHONE:             (800) 347-4246

ON THE INTERNET:          You can send us a request
                          by e-mail or download
                          prospectuses, annual or
                          semiannual reports via
                          our website:
                          http://www.aimfunds.com

--------------------------------------------------------

You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

------------------------------------
 AIM Income Fund
 SEC 1940 Act file number: 811-5686
------------------------------------

[AIM INVESTMENTS LOGO APPEARS HERE]    www.aimfunds.com   INC-PRO-1
--Servicemark--                                           INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                     APPENDIX IV

FUND PROVIDES SHAREHOLDERS WITH SOLID CURRENT INCOME

HOW DID AIM INCOME FUND PERFORM DURING THE FISCAL YEAR?

High-quality bonds were the market's favorites for most of the year as investors sought safety from the turbulence in stock markets. AIM Income Fund continued to provide solid current income to its shareholders. As of July 31, 2002, the fund's 30-day distribution rate at maximum offering price was 6.64% for Class A shares, 6.18% for Class B shares, 6.19% for Class C shares, and 6.68% for the new Class R shares (available only through certain retirement programs). Its 30-day yield was 6.58% for Class A shares, 6.13% for Class B and Class C shares, and 6.72% for Class R shares.

    The fund's total returns for the year ended July 31, 2002 (excluding sales charges) were -4.05% for Class A shares, -4.76% for Class B and Class C shares, and -4.29% for Class R shares. These results reflect the mixed impact of the fund's Treasuries and other investment-grade holdings, which performed well, and its high-yield holdings, which disappointed, as they typically do during times of investor risk aversion. The difference is illustrated by the period's 7.53% return for the Lehman Aggregate Bond Index, which contains only domestic investment-grade bonds, compared with the -9.15% return for the Lehman High Yield Index.

WHAT WERE THE YEAR'S ECONOMIC TRENDS?

As the fiscal year began, investors had been flocking to bonds as stock prices slumped due to the economic slowdown. The Federal Reserve Board (the Fed) cut short-term interest rates 11 times in 2001 to stimulate the economy, which was in recession during the first three quarters of the year. The cuts increased bond values, which typically move inversely to interest rates. From December through the end of the fund's fiscal year, the target federal funds rate remained unchanged at 1.75%, a four-decade low.

    U.S. gross domestic product (GDP) grew at a vigorous 5.0% annualized rate in the first quarter of 2002. When the growth rate dropped to 1.1% in the second quarter, some economists were concerned a "double-dip recession" could occur. There was concern that a "reverse wealth effect" caused by falling stock prices could lead consumers to cut their spending--the economy's greatest source of strength--and short-circuit the rebound. But sales were kept strong by purchases of homes and cars, supported by low interest rates for mortgage and auto loans.

WHAT BOND-MARKET TRENDS WERE SIGNIFICANT?

Their confidence shaken by allegations of corporate wrongdoing, many investors fled stocks and sought lower risk in high-quality bonds. The best returns came from Treasuries, federal agency bonds and mortgage pass-through securities. Corporate bonds lagged, and the yield spread between corporates and Treasuries widened to cover the increase in perceived risk arising from a weak economic environment and suspicions of corporate accounting fraud. A notable rush into investment-grade bonds occurred in July 2002, as the stock market again dropped sharply.

HOW DID YOU MANAGE THE FUND?

We kept our focus on the fund's primary objective of dependable current income consistent with a reasonable concern for the safety of principal. We maintained our strategy of holding approximately 80% of assets in investment-grade bonds for stability and about 20% in high-yield bonds for an income boost, diversifying holdings among sectors to diminish risk.

    Since our last report we significantly increased our holdings in financial institutions and decreased the amount in industrials; changes in other sectors were moderate. As of July 31, 2002, the fund's average credit quality was A (up from its usual BBB).

FUND PROVIDES
ATTRACTIVE INCOME

30-DAY YIELD
As of 7/31/02

================================================================================

FUND CLASS A SHARES             6.58%

10-YEAR U.S. TREASURY           4.46%

Source: Lehman Bros.

================================================================================

PORTFOLIO COMPOSITION
As of 7/31/02, based on total net assets

====================================================================================================================================
TOP 10 ISSUERS                                    TOP 10 INDUSTRIES                                  PORTFOLIO COMPOSITION BY SECTOR
                                                                                                          [PIE CHART]
------------------------------------------------------------------------------------------------------------------------------------
 1. CSC Holdings Inc.                       2.5%   1. Electric Utilities                     12.1%   DOMESTIC GOVERNMENT
 2. News America Holdings, Inc.             2.4    2. Diversified Financial Services         10.0    SECURITIES                 5.5%
 3. Niagara Mohawk Power Corp.              2.2    3. Broadcasting & Cable TV                 9.9
 4. Citigroup Inc.                          1.9    4. Banks                                   7.1    CASH & OTHER               4.8%
 5. Germany (Federal Republic of)           1.9    5. Oil & Gas Exploration & Production      5.4
 6. Waste Management, Inc.                  1.9    6. Sovereign Debt                          4.2    INTERNATIONAL CORPORATE
 7. Cleveland Electric Illuminating Co.     1.9    7. Airlines                                3.4    BONDS & NOTES             15.8%
 8. Federal National Mortgage Association          8. Federal National Mortgage Association
    (FNMA), Unsec. Sub. Notes               1.8       (FNMA)                                  3.4    DOMESTIC CORPORATE
 9. NiSource Finance Corp.                  1.8    9. Oil & Gas Refining, Marketing &                BONDS & NOTES             73.9%
10. Ford Motor Credit Co.                   1.7       Transportation                          3.1
                                                  10. Consumer Finance                        2.7

TOTAL NET ASSETS: $536.5 MILLION    TOTAL NUMBER OF HOLDINGS: 252

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
====================================================================================================================================

WHAT PARTS OF THE PORTFOLIO ENHANCED OR DETRACTED FROM THE FUND'S PERFORMANCE?

We found that regional banks such as Bank United, First Union, and USBancorp performed well and appear to have good prospects. Most life insurance holdings benefited the fund, and we think some are likely to see better rate structures and improving margins. Performance was uneven among holdings in energy, where some firms did well while others had significant problems. In the auto-finance industry, yields widened substantially even for large firms with strong track records such as Ford Motor Credit and GMAC. Among electric utilities, Niagara Mohawk Power performed satisfactorily and we believe it has prospects for improving credit quality.

    High-yield bonds were volatile. They performed well during the fourth quarter of 2001 as well as during January, March and April of 2002, but declined significantly for the fiscal year as a whole. The heaviest losses were concentrated in a few industry sectors, such as telecommunications and cable television, but risk-specific losses occurred broadly.

    During much of the fiscal year international holdings outperformed their domestic cousins, due partly to the dollar's weakness since February. Securities denominated in other currencies, such as German and British sovereign debt and euro-denominated corporate bonds, did well.

WHAT WERE CONDITIONS LIKE AT THE END OF THE FUND'S FISCAL YEAR?

Various economic measures were giving conflicting signals. Productivity grew in the second quarter, a good sign for business, but manufacturing growth slowed. The Conference Board's Consumer Confidence Index, considered an indicator of future spending patterns, declined in June and fell sharply in July--yet July retail sales grew 1.2%. The June unemployment rate of 5.9% was unchanged in July. Consumer spending may depend heavily on individuals' perceptions of whether their own jobs are secure.

    Similarly, people's willingness to invest may depend on their perceptions of the safety of principal. In light of the strong new legislation on corporate governance that was enacted during the period, business practices and the quality and reliability of financial statements appear likely to improve considerably. It may take some time for investors to regain trust, and meanwhile, volatility could remain high. As of the end of the fiscal year, investors remained extremely sensitive to every item of news, good or bad, with stock and bond markets veering sharply in response to the resulting waves of buying and selling.

PORTFOLIO MANAGEMENT TEAM

Robert G. Alley
Jan H. Friedli
Carolyn L. Gibbs

          See important fund and index disclosures inside front cover.

YOUR FUND'S LONG-TERM PERFORMANCE

================================================================================

AVERAGE ANNUAL TOTAL RETURNS

As of 7/31/02, including sales charges

CLASS A SHARES
 10 Years                 4.40%
  5 Years                -0.04
  1 Year                 -8.55

CLASS B SHARES
 Inception (9/7/93)       2.73%
  5 Years                -0.12
  1 Year                 -9.25

CLASS C SHARES
 Inception (8/4/97)       0.36%
  1 Year                 -5.66

CLASS R SHARES*
 10 Years                 4.65%
  5 Years                 0.68
  1 Year                 -4.29

================================================================================

Past performance cannot guarantee comparable future results. DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

*Class R shares were first offered on June 3, 2002. Returns prior to that date are hypothetical results based on Class A share returns at net asset value, adjusted to reflect additional Class R 12b-1 fees (The inception date of Class A shares is 5/3/68). Class R share returns do not include a 0.75% contingent deferred sales charge (CDSC) that may be imposed on a total redemption of retirement plan assets within the first year.

In addition to returns as of the close of the fiscal year, industry regulations require us to provide the fund's average annual total returns (including sales charges) for the periods ended 6/30/02, the most recent calendar quarter-end, which were as follows. Class A shares, ten years, 5.06%; five years, 1.25%; one year, -3.71%. Class B shares, inception (9/7/93), 3.10%; five years, 1.17%; one year, -4.24%. Class C shares, inception (8/4/97), 0.94%; one year, -0.60%. Class R shares, ten years, 5.32%; five years, 1.98%; one year, 0.86%.

================================================================================

RESULTS OF A $10,000 INVESTMENT
7/31/92-7/31/02

                                  [HYPO CHART]

AIM INCOME FUND-                LEHMAN AGGREGATE
CLASS A SHARES                  BOND INDEX

7/92    $ 9525                  7/92    $10000
          9440                           10086
          9873                           10445
         10335                           10747
7/93     10795                  7/93     11018
         11272                           11283
         11404                           11399
         10312                           10837
7/94     10286                  7/94     11027
         10328                           10868
         10362                           11136
         11055                           11630
7/95     11627                  7/95     12142
         12245                           12569
         12678                           13023
         12320                           12636
7/96     12539                  7/96     12814
         13261                           13304
         13662                           13448
         13716                           13531
7/97     14690                  7/97     14194
         15002                           14488
         15575                           14889
         15824                           15007
7/98     16003                  7/98     15310
         15607                           15840
         16350                           16091
         16195                           15948
7/99     15699                  7/99     15691
         15514                           15924
         15550                           15793
         15292                           16148
7/00     15353                  7/00     16626
         15259                           17085
         15874                           17976
         15587                           18148
7/01     16031                  7/01     18736
         16313                           19572
         16080                           19335
         15980                           19569
7/02     15379                  7/02     20146

                                                            Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.

================================================================================

This chart compares AIM Income Fund's Class A shares to its benchmark index. It is intended to give you an idea of how your fund performed compared to that index over the period 7/31/92-7/31/02.

    It is important to understand the differences between your fund and an index. An index measures the performance of a hypothetical portfolio. A market index such as the Lehman Aggregate Bond Index is unmanaged, and incurs no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect the return on your investment.

    Your fund's total return includes sales charges, expenses and management fees. Performance of the fund's Class A, Class B, Class C and Class R shares will differ due to different sales charge structures and class expenses. For fund performance calculations and descriptions of the indexes cited on this page, please see the inside front cover.

    Performance shown in the chart and table does not reflect taxes a shareholder would pay on fund distributions or on redemption of fund shares. Performance for the indexes does not reflect the effects of taxes either.

CALENDAR YEAR TOTAL RETURNS (%)

================================================================================

                                                        CLASS A SHARES
                                                        EXCLULDING SALES CHARGES

1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
7.28    15.38   -7.65   22.77   8.58    11.92   4.94    -2.92   -1.14   3.58

================================================================================

      EVERY SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE VOTE YOUR PROXY TODAY!

          VOTING BY TELEPHONE                              VOTING BY INTERNET                              VOTING BY MAIL

Follow these four easy steps:                   Follow these six easy steps:                     Follow these three easy steps:
1. Read the accompanying Proxy Statement        1. Read the accompanying Proxy Statement         1. Read the accompanying Proxy
   and Proxy Card.                                 and Proxy Card.                                  Statement and Proxy Card.
2. Call the toll-free number 1-866-274-2445.    2. Go to Web site www.aiminvestments.com.        2. Please mark, sign and date your
3. Enter your 12-digit Control Number           3. Click on the MY ACCOUNT tab.                     Proxy Card.
   listed on the Proxy Card.                    4. Click on the 2003 PROXY INFORMATION link.     3. Return the Proxy Card in the
4. Follow the recorded instructions.            5. Follow the instructions provided.                postage-paid envelope provided
                                                6. Enter your 12-digit Control Number               or return it to: Proxy
                                                   listed on the Proxy Card.                        Tabulator, P. O. Box 9122
                                                                                                    Hingham, MA 02043-9717


    DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET

                CONTROL NUMBER FOR TELEPHONE OR INTERNET VOTING.

                   EACH PROXY CARD HAS ITS OWN CONTROL NUMBER.

                    **** CONTROL NUMBER: 999 999 999 999 ****

PROXY CARD                                                            PROXY CARD

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS OF
                             AIM GLOBAL INCOME FUND
                 (A PORTFOLIO OF AIM INTERNATIONAL FUNDS, INC.)

       PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 4, 2003

The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated on the reverse side, at the Special Meeting of Shareholders on June 4, 2003, at 3:00 p.m., Central Time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL.

                                    PROXY MUST BE SIGNED AND DATED BELOW.

                               Dated ____________________________ 2003


                               _________________________________________________
                               Signature(s) (if held jointly)  (Sign in the Box)

                               NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

                                                                      AIM GLOBAL

Please fill in box as shown using black or blue ink or number 2 pencil.      [X]
PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THE DIRECTORS RECOMMEND VOTING "FOR" THE APPROVAL OF THE PROPOSAL.

                                                                                    FOR       AGAINST      ABSTAIN

1. To approve an Agreement and Plan of Reorganization that provides for the         [ ]         [ ]          [ ]
combination of AIM Global Income Fund, a portfolio of AIM International Funds,
Inc., with AIM Income Fund, a portfolio of AIM Investment Securities Funds.

2. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY
COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                           PLEASE SIGN ON REVERSE SIDE

                                                                      AIM GLOBAL

      EVERY SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE VOTE YOUR PROXY TODAY!

            VOTING BY TELEPHONE                           VOTING BY INTERNET                                 VOTING BY MAIL

Follow these four easy steps:                    Follow these six easy steps:                    Follow these three easy steps:
1. Read the accompanying Proxy Statement         1. Read the accompanying Proxy Statement        1. Read the accompanying Proxy
   and Proxy Card.                                  and Proxy Card.                                 Statement and Proxy Card.
2. Call the toll-free number 1-866-274-2445.     2. Go to Web site www.aiminvestments.com.       2. Please mark, sign and date
3. Enter your 12-digit Control Number listed     3. Click on the MY ACCOUNT tab.                    your Proxy Card.
   on the Proxy Card.                            4. Click on the 2003 PROXY INFORMATION link.    3. Return the Proxy Card in the
4. Follow the recorded instructions.             5. Follow the instructions provided.               postage-paid envelope provided
                                                 6. Enter your 12-digit Control Number              or return it to:
                                                    listed on the Proxy Card.                       Proxy Tabulator, P. O. Box 9122
                                                                                                    Hingham, MA 02043-9717

    DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET


                CONTROL NUMBER FOR TELEPHONE OR INTERNET VOTING.

                   EACH PROXY CARD HAS ITS OWN CONTROL NUMBER.

                    **** CONTROL NUMBER: 999 999 999 999 ****


PROXY CARD                                                            PROXY CARD

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES OF
                           AIM STRATEGIC INCOME FUND
                     (A PORTFOLIO OF AIM INVESTMENT FUNDS)

       PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 4, 2003

The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated on the reverse side, at the Special Meeting of Shareholders on June 4, 2003, at 3:00 p.m., Central Time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL.

                                    PROXY MUST BE SIGNED AND DATED BELOW.

                              Dated ___________________________ 2003

                              __________________________________________________
                              Signature(s) (if held jointly)   (Sign in the Box)

                              NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

                                                                   AIM STRATEGIC

Please fill in box as shown using black or blue ink or number 2 pencil.      [X]
PLEASE DO NOT USE FINE POINT PENS.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE TRUSTEES RECOMMEND VOTING "FOR" THE APPROVAL OF THE PROPOSAL.

                                                                                FOR     AGAINST   ABSTAIN

1. To approve an Agreement and Plan of Reorganization that provides for the     [ ]       [ ]      [ ]
combination of AIM Strategic Income Fund, a portfolio of AIM Investment Funds, with AIM Income Fund, a portfolio of AIM Investment Securities Funds.

2. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY
COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                           PLEASE SIGN ON REVERSE SIDE

                                                                   AIM STRATEGIC